UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-214

SENTINEL GROUP FUNDS, INC.
(Exact name of registrant as specified in charter)

National Life Drive, Montpelier, Vermont			05604
(Address of principal executive offices)			(Zip code)

Sentinel Asset Management, Inc. National Life Drive, Montpelier, Vermont 05604
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(802) 229-3113

Date of fiscal year end:	November 30, 2013

Date of reporting period:	December 1, 2012 to November 30, 2013

Item 1. Reports to Stockholders

Annual Report

November 30, 2013

Sentinel Capital Growth Fund

Sentinel Common Stock Fund

Sentinel Growth Leaders Fund

Sentinel Mid Cap Fund

Sentinel Small Company Fund

Sentinel Balanced Fund

Sentinel Conservative Strategies Fund

Sentinel Sustainable Core Opportunities Fund

Sentinel Sustainable Mid Cap Opportunities Fund

Sentinel International Equity Fund

Sentinel Georgia Municipal Bond Fund

Sentinel Government Securities Fund

Sentinel Short Maturity Government Fund

Sentinel Total Return Bond Fund

A Standard of Stewardship www.sentinelinvestments.com

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Table of Contents

4	Message to Shareholders

5	Understanding your Sentinel Funds Financial Statements

6	Sentinel Balanced Fund

13	Sentinel Capital Growth Fund

18	Sentinel Common Stock Fund

23	Sentinel Conservative Strategies Fund

30	Sentinel Georgia Municipal Bond Fund

33	Sentinel Government Securities Fund

38	Sentinel Growth Leaders Fund

42	Sentinel International Equity Fund

47	Sentinel Mid Cap Fund

52	Sentinel Short Maturity Government Fund

58	Sentinel Small Company Fund

63	Sentinel Sustainable Core Opportunities Fund

68	Sentinel Sustainable Mid Cap Opportunities Fund

73	Sentinel Total Return Bond Fund

80	Statement of Assets and Liabilities

84	Statement of Operations

88	Statement of Changes in Net Assets

94	Financial Highlights

108	Notes to Financial Statements

126	Report of Independent Registered Public Accounting Firm

127	Actual and Hypothetical Expenses for Comparison Purposes

128	Expenses

130	Additional Information for Shareholders

131	Board Approval of Investment Advisory Agreements

133	Directors & Officers

Message to Shareholders

Thomas H. Brownell President and Chief Executive Officer Sentinel Asset Management, Inc.

Dear Fellow Shareholders,

In June, I was given the opportunity to assume the role of President and Chief Executive Officer of Sentinel Asset Management, Inc. Over the past five months I have had the pleasure of working with our dedicated and dynamic leadership team in developing a strategic plan for continued investment success and asset growth here at Sentinel.

We have used this time to assess the company’s strengths - which are many - and to evaluate areas where we can improve, and do an even better job serving the retail mutual fund marketplace.

First and foremost, Sentinel today remains a strong organization with many talented professionals who have been with the company for many years. These employees, along with a host of new faces to our organization, are the backbone of the company’s success.

I am eager to continue to work together as we move forward with a shared vision and purpose. Our shareholders continue to be our top priority. The investment management process that is applied across all of these products remains focused on the following:

• rigorous fundamental research and analysis as the primary driver of security selection;

• close attention to risk management and portfolio construction;

• a deep understanding of macroeconomic events and their influence on the capital markets; and

• a long-term perspective.

We are very proud of the performance, in both absolute and relative terms, of many of our products over the past year. Most notably, the Sentinel Total Return Bond Fund, the Sentinel Conservative Strategies Fund, and the Sentinel International Equity Fund all generated excellent results relative to competitor funds in their respective peer groups.

The overriding objective for Sentinel is to become a more focused asset management company offering top performing investment products and solutions for its clients, both advisors and retail investors alike. At our core, we will continue to be an asset management company committed to serving as steadfast stewards of our investors’ capital. This still is, and always will be, the Sentinel Standard.

On the following pages of this annual report, you will find specific details and information on each Sentinel Fund’s investment performance, and a discussion of the factors that were the primary drivers of that Fund’s performance. Thank you for the trust you have placed in us. We value that trust and confidence, and we will continue to work diligently to meet your investment goals in the years ahead.

This article contains the current opinions of the author but not necessarily those of Sentinel Investments.

The author’s opinions are subject to change without notice. This article is distributed for informational purposes only. Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Understanding your Sentinel Funds Financial Statements

1 Schedule of Investments

This schedule shows you which investments your fund owned on the last day of the reporting period. The schedule includes:

• a list of each investment

• the number of shares/par amount of each stock, bond or short-term note

• the market value of each investment

• the percentage of investments in each industry

• the percent and dollar breakdown of each category

2 Statement of Assets and Liabilities

This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund’s net assets. For each class of shares, the net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net assets are also broken down by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses, if any; net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

3 Statement of Operations

This statement breaks down how each fund’s net assets changed during the period as a result of the fund’s operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions. Fund operations include:

• income earned from investments

• management fees and other expenses

• gains or losses from selling investments (known as realized gains or losses)

• gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

4 Statement of Changes in Net Assets

This statement shows how each fund’s net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

• operations — a summary of the Statement of Operations for the most recent period

• distributions — income and gains distributed to shareholders

• capital share transactions — shareholders’ purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

5 Financial Highlights

This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less if the fund or class is not five years old). On a per-share basis, it includes:

• share price at the beginning of the period

• investment income and capital gains or losses

• income and capital gains distributions paid to shareholders

• share price at the end of the period

It also includes some key statistics for the period:

• total return — the overall percentage return of the fund, assuming reinvestment of all distributions

• expense ratio — operating expenses as a percentage of average net assets

• net income ratio — net investment income as a percentage of average net assets

• portfolio turnover — the percentage of the portfolio that was replaced during the period

Sentinel Balanced Fund

(Unaudited)

Daniel J. Manion, CFA Lead and Equity Portfolio Manager Jason Doiron, FRM, PRM Fixed Income Portfolio Manager David M. Brownlee, CFA Fixed Income Portfolio Manager

Performance Highlights

• The Sentinel Balanced Fund had a return of 18.15%* for the fiscal year ending November 30, 2013, compared to a same time period return of 30.30% for the Standard & Poor’s 500 Index, and a -1.61% return for the Barclays U.S. Aggregate Bond Index.

• The Fund’s Morningstar peer group of 861 Moderate Allocation (Balanced) funds posted an average return of 16.48% for the same time period. Over the past 3-, 5- and 10-year periods ending on November 30, 2013, the Fund has consistently outperformed that Morningstar category’s average return.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns. While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care and Financials, while the worst performing sectors were Telecommunications and Utilities.

Bond Market Review

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. In December 2012, the Fed announced an additional stimulus program wherein they would purchase $45 billion of US Treasury securities on a monthly basis. This occurred at a time when the financial markets were fearful of going over the proverbial fiscal cliff, a combination of expiring tax cuts and across-the-board cuts in government spending. An eleventh hour deal by Congress averted the crisis, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants further confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin tapering back its monthly purchases of US treasuries and mortgage-backed securities (MBS). Entangling the concept of data dependency with any potential tapering of asset purchases did little to calm market participants and the 10 year yield rose from 1.63% to 2.99% over the next 4 months. Despite the consensus view that interest rates would eventually go higher, very few investors were correctly positioned for the sell-off that occurred between May and September. Just as investors finally became comfortable with the concept of a September taper, the bond market once again found itself largely off-sides when the Fed opted to delay tapering once again. The decision to delay was certainly influenced by the pending government shutdown and the potential US Government default due to the debt ceiling impasse. Despite these default concerns

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

from Washington, interest rates reversed course to trend lower but finished the twelve-month period well above their lowest levels. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.00%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities during the fiscal year. Relative to the benchmark, the Fund’s holdings in the Information Technology and Energy sectors contributed positively to the performance of the Fund, along with an underweight position in the underperforming Utilities sector. Significant individual contributors outside of these sectors included Boeing, McGraw Hill Financial and American Express. Conversely, stock selection within the Materials and Consumer Discretionary sectors proved challenging during the year, as our exposure to Metals and Mining worked against us, as well as our lack of exposure to high-priced, volatile Internet Retailers.

In terms of our fixed income exposure, the Fund’s sector allocation and security selection continued to work well. More specifically, our allocation to high yield throughout the year, coupled with security selection within the sector contributed nicely to performance of the Fund. In addition, our underweight to Agency MBS and underweight to commercial mortgage backed securities helped relative to the Barclays U.S. Aggregate Bond Index. The Fund’s positive spread effect was further supported by tactical yield curve positioning throughout the year, as the Fund benefitted from timely implementation of exchange-traded US Treasury futures to reduce the portfolio’s duration as rates spiked. Conversely, our allocation to cash resulted in a modest detraction from performance relative to the benchmark.

Portfolio Positioning and Outlook

The Sentinel Balanced Fund’s asset allocation as of November 30, 2013 was 65% stocks, 21% bonds and 14% cash and cash equivalents (short-term fixed income instruments). Despite increasing evidence of an improving global macroeconomic scenario, growth levels remain modest, tempering near-term earnings growth expectations. However, our holdings reflect our belief that some level of pent up capital spending demand, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year. Concerns that were roiling international markets are alleviating to some degree, providing, in our opinion, attractive opportunities in many multinational holdings. Within fixed income, we continue to manage our overall risk profile due to increased volatility in interest rates, which has led to a zero weight in treasuries and a larger cash position. Holding a higher cash position allows us the flexibility to quickly adjust as market conditions warrant.

We believe the Sentinel Balanced Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing overall portfolio risk for the Fund.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	18.15%	12.23%	17.19%	16.19%	18.46%
3 years	12.20	10.30	11.28	11.28	12.29
5 years	13.41	12.26	12.45	12.45	13.41
10 years	7.32	6.77	6.35	6.35	7.33

Class	Symbol
A	SEBLX
C	SBACX
I	SIBLX

Inception Date of the Fund — 11/15/38

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Balanced Fund Class A, C & I shares: A - 1.08%, C - 1.94%, I - 1.08%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds. Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. Convertible securities are subject to the risks associated with both fixed income securities and common stocks. Small and mid-sized company stocks can be more volatile than large company stocks. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks. Fund shares are not insured or guaranteed by the US Government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	60.5%
U.S. Government Obligations	14.1%
Corporate Bonds	10.3%
Foreign Stocks & ADR’s	3.6%
Domestic Exchange Traded Funds	0.5%
Cash and Other	11.0%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Microsoft Corp.	1.3%
Honeywell Int’l., Inc.	1.2%
United Technologies Corp.	1.2%
Johnson &Johnson	1.2%
The Travelers Cos., Inc.	1.1%
ExxonMobil Corp.	1.1%
American Express Co.	1.1%
McDonald’s Corp.	1.1%
PepsiCo, Inc.	1.1%
Procter & Gamble Co.	1.1%
Total of Net Assets	11.5%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q02664	4.50%	08/01/41	2.7%
FHLMC J22740	2.50%	03/01/28	1.5%
GNMA II 005175	4.50%	09/20/41	1.3%
GNMA II MA1288	5.00%	09/20/43	1.2%
FHR 3859 JB	5.00%	05/15/41	0.9%
FNMA AS0222	4.00%	08/01/43	0.6%
FHLMC J22900	2.50%	03/01/28	0.6%
FNMA AQ4071	2.50%	04/01/28	0.5%
FNMA AJ5442	4.50%	11/01/41	0.4%
GNMA II MA1227	5.00%	08/20/43	0.4%
Total of Net Assets			10.1%

Average Effective Duration (for all Fixed Income Holdings) 3.6 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 14.1%
U.S. Government Agency Obligations 11.0%
Federal Home Loan Mortgage Corporation 5.9%
Collateralized Mortgage Obligations:
FHR 3859 JB
5%, 05/15/41	2,500 M	$2,770,042
Mortgage-Backed Securities:
15-Year:
FHLMC E01488
5%, 10/01/18	13 M	13,446
FHLMC E01492
5.5%, 10/01/18	9 M	9,274
FHLMC G18091
6%, 12/01/20	7 M	7,319
FHLMC G18106
5.5%, 03/01/21	8 M	8,705
FHLMC G11943
5.5%, 04/01/21	10 M	11,058
FHLMC J22740
2.5%, 03/01/28	4,708 M	4,722,623
FHLMC J22900
2.5%, 03/01/28	1,869 M	1,873,628
		6,646,053
20-Year:
FHLMC P00020
6.5%, 10/01/22	70 M	76,301
30-Year:
FHLMC G08062
5%, 06/01/35	13 M	13,894
FHLMC A90197
4.5%, 12/01/39	811 M	869,083
FHLMC Q02664
4.5%, 08/01/41	7,996 M	8,547,547
		9,430,524
Total Federal Home Loan Mortgage Corporation		18,922,920
Federal National Mortgage Association 1.7%

Collateralized Mortgage Obligations:
FNR 02-2 UC
6%, 02/25/17	9 M	9,689
Mortgage-Backed Securities:
15-Year:
FNMA 254907
5%, 10/01/18	12 M	13,191
FNMA 255273
4.5%, 06/01/19	20 M	21,026
FNMA 255358
5%, 09/01/19	5 M	5,018

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA AQ4071
2.5%, 04/01/28	1,660 M	$1,662,889
		1,702,124
30-Year:
FNMA 545759
6.5%, 07/01/32	353	399
FNMA 687301
6%, 11/01/32	327	360
FNMA 690305
5.5%, 03/01/33	5 M	5,222
FNMA 748895
6%, 12/01/33	234 M	261,403
FNMA 811311
2.147%, 12/01/34	5 M	4,993
FNMA 810896
1.949%, 01/01/35	7 M	7,731
FNMA 832258
2.354%, 08/01/35	15 M	16,179
FNMA AJ5442
4.5%, 11/01/41	1,251 M	1,345,101
FNMA AS0222
4%, 08/01/43	1,977 M	2,071,720
		3,713,108
Total Federal National Mortgage Association		5,424,921

Government National Mortgage Corporation 3.4%
Collateralized Mortgage Obligations:
GNR 10-169 AW
4.5%, 12/20/40	750 M	803,386
GNR 12-147 IO
0.6019%, 04/16/54	14,398 M	799,276
		1,602,662
Mortgage-Backed Securities:
20-Year:
GNMA 514482
7.5%, 09/15/14	2 M	2,362
30-Year:
GNMA II 005175
4.5%, 09/20/41	3,887 M	4,200,623
GNMA II MA1227
5%, 08/20/43	1,111 M	1,213,542
GNMA II MA1288
5%, 09/20/43	3,376 M	3,675,080
		9,089,245
Total Government National Mortgage Corporation		10,694,269
Total U.S. Government Agency Obligations		35,042,110

U.S. Treasury Obligations 3.1%
U.S. Treasury Bill 0.043%, 12/05/13	10,000 M	9,999,952
Total U.S. Government Obligations (Cost $45,128,433)		45,042,062

Corporate Bonds 10.3%
Basic Industry 2.0%
Ardagh Packaging Finance PLC
7%, 11/15/20(a)	615 M	619,612
Barrick Gold Corp.
4.1%, 05/01/23	340 M	307,110
Brookfield Residential Properties Inc / Brookfield Residential US Corp.
6.125%, 07/01/22(a)	250 M	250,000
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(a)	320 M	335,200
CF Industries, Inc.
3.45%, 06/01/23	600 M	565,255
Cornerstone Chemical Co.
9.375%, 03/15/18(a)	525 M	556,500
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	340 M	368,900
Glencore Funding LLC
4.125%, 05/30/23(a)	1,050 M	984,584
Methanex Corp.
5.25%, 03/01/22	695 M	746,557
Packaging Corp of America
4.5%, 11/01/23	300 M	303,847
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	765 M	752,574
Weekley Homes LLC
6%, 02/01/23(a)	505 M	487,325
		6,277,464
Capital Goods 0.6%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	360 M	360,000
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18(a)	605 M	633,737
Smiths Group PLC
3.625%, 10/12/22(a)	1,095 M	1,028,214
		2,021,951

Consumer Cyclical 1.0%
American Axle & Manufacturing, Inc.
6.625%, 10/15/22	505 M	536,562
Chrysler Group LLC
8.25%, 06/15/21	550 M	628,375
Continental Rubber America Corp.
4.5%, 09/15/19(a)	340 M	361,522
Ford Motor Credit Co. LLC
5.875%, 08/02/21	645 M	733,391
Macy’s Retail Holdings, Inc.
3.875%, 01/15/22	470 M	464,156
MGM Resorts Int’l.
6.625%, 12/15/21	300 M	316,125
		3,040,131

Consumer Non-Cyclical 0.5%
Albea Beauty Holdings SA
8.375%, 11/01/19(a)	635 M	657,225
Pernod-Ricard SA
4.45%, 01/15/22(a)	980 M	1,005,756
		1,662,981
Energy 1.9%
Access Midstream Partners LP
6.125%, 07/15/22	765 M	824,287
Gastar Exploration USA, Inc.
8.625%, 05/15/18(a)	250 M	246,250
Halcon Resources Corp.
8.875%, 05/15/21	465 M	474,300
Nabors Industries, Inc.
5.1%, 09/15/23(a)	635 M	641,482
Penn Virginia Corp.
8.5%, 05/01/20	350 M	378,438
Penn Virginia Resource Partners LP
8.375%, 06/01/20(b)	150 M	166,500
6.5%, 05/15/21(a)	410 M	426,400
Rowan Cos, Inc.
4.875%, 06/01/22	665 M	682,232
Samson Investment Co.
10.5%, 02/15/20(a)	215 M	233,544
Talisman Energy, Inc.
3.75%, 02/01/21	730 M	704,324
Transocean, Inc.
6.5%, 11/15/20	620 M	703,303
Weatherford Int’l. Ltd
5.125%, 09/15/20	670 M	717,793
		6,198,853
Financials 0.4%
FirstMerit Corp.
4.35%, 02/04/23	1,005 M	1,003,752
People’s United Financial, Inc.
3.65%, 12/06/22	430 M	412,545
		1,416,297

Insurance 0.7%
American Int’l. Group, Inc.
5.6%, 10/18/16	930 M	1,041,277
Genworth Holdings, Inc.
4.9%, 08/15/23	425 M	434,322
Infinity Property & Casualty Corp.
5%, 09/19/22	700 M	701,633
		2,177,232
Media 0.3%
Cequel Communications Holdings I LLC
6.375%, 09/15/20(a)	325 M	337,188
DIRECTV Holdings LLC
3.8%, 03/15/22	725 M	694,760
		1,031,948

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Real Estate 0.8%
CBL & Associates LP
5.25%, 12/01/23	720 M	$724,610
Health Care Reality, Inc.
4.95%, 01/15/21	750 M	802,526
Realty Income Corp.
2%, 01/31/18	975 M	966,813
		2,493,949

Technology 0.4%
Seagate HDD Cayman
4.75%, 06/01/23(a)	740 M	706,700
Tech Data Corp.
3.75%, 09/21/17	465 M	478,892
		1,185,592

Telecommunications 0.7%
Ericsson LM
4.125%, 05/15/22	940 M	928,015
Rogers Communications, Inc.
4.1%, 10/01/23	480 M	486,738
T-Mobile USA, Inc.
6.125%, 01/15/22	125 M	127,656
Verizon Communications, Inc.
6.55%, 09/15/43	500 M	571,026
		2,113,435

Transportation 0.4%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(a)	950 M	974,073
Watco Cos LLC
6.375%, 04/01/23(a)	250 M	250,625
		1,224,698
Utilities 0.6%
Allegheny Technologies, Inc.
5.875%, 08/15/23	895 M	913,053
NGL Energy Partners LP
6.875%, 10/15/21(a)	900 M	920,250
		1,833,303
Total Corporate Bonds (Cost $32,599,396)		32,677,834

	Shares
Domestic Common Stocks 60.5%
Consumer Discretionary 7.1%
Comcast Corp.	60,000	2,889,000
Gap, Inc.	75,000	3,072,750
McDonald’s Corp.	35,000	3,407,950
Nike, Inc.	15,000	1,187,100
Nordstrom, Inc.	25,000	1,555,250
Omnicom Group, Inc.	30,000	2,143,500
Time Warner Cable, Inc.	17,500	2,418,850
Time Warner, Inc.	50,000	3,285,500
TJX Cos., Inc.	40,000	2,515,200
		22,475,100
Consumer Staples 4.7%
CVS Caremark Corp.	20,000	1,339,200
Kellogg Co.	20,000	1,212,800
Kraft Foods Group, Inc.	20,000	1,062,400
PepsiCo, Inc.	40,000	3,378,400
Philip Morris Int’l., Inc.	25,000	2,138,500
Procter & Gamble Co.	40,000	3,368,800
Wal-Mart Stores, Inc.	30,000	2,430,300
		14,930,400
Energy 6.4%
Apache Corp.	10,800	988,092
Chevron Corp.	25,000	3,061,000
EOG Resources, Inc.	15,000	2,475,000
ExxonMobil Corp.	38,000	3,552,240
Marathon Oil Corp.	40,000	1,441,600
Marathon Petroleum Corp.	20,000	1,654,800
Noble Energy, Inc.	40,000	2,809,600
Schlumberger Ltd.	35,000	3,094,700
Transocean Ltd.	12,500	629,750
Weatherford Int’l. Ltd.*	50,000	783,000
		20,489,782
Financials 9.5%
ACE Ltd.	20,000	2,055,600
American Express Co.	40,000	3,432,000
Bank of America Corp.	100,000	1,582,000
Bank of New York Mellon Corp.	45,000	1,516,500
Chubb Corp.	20,000	1,929,000
CME Group, Inc.	16,000	1,311,200
Goldman Sachs Group, Inc.	11,000	1,858,340
JPMorgan Chase & Co.	43,670	2,498,797
McGraw-Hill Financial, Inc.	30,000	2,235,000
MetLife, Inc.	30,000	1,565,700
Morgan Stanley	40,000	1,252,000
PNC Financial Services Group, Inc.	12,500	961,875
The Travelers Cos., Inc.	40,000	3,629,600
US Bancorp	60,000	2,353,200
Wells Fargo & Co.	50,000	2,201,000
		30,381,812
Health Care 9.1%
Amgen, Inc.	20,000	2,281,600
Becton Dickinson & Co.	15,000	1,628,850
Bristol-Myers Squibb Co.	50,000	2,569,000
Covidien PLC	20,000	1,365,200
Eli Lilly & Co.	25,000	1,255,500
Forest Laboratories, Inc.*	20,000	1,026,200
Gilead Sciences, Inc.*	30,000	2,244,300
Johnson & Johnson	40,000	3,786,400
Medtronic, Inc.	36,200	2,074,984
Merck & Co., Inc.	42,500	2,117,775
Pfizer, Inc.	100,000	3,173,000
Stryker Corp.	15,000	1,116,300
UnitedHealth Group, Inc.	20,000	1,489,600
Zimmer Holdings, Inc.	20,000	1,828,200
Zoetis, Inc.	35,000	1,090,250
		29,047,159
Industrials 8.1%
ADT Corp.	19,894	806,901
Babcock& Wilcox Co.	25,000	811,750
Boeing Co.	25,000	3,356,250
Canadian National Railway Co.	22,500	2,531,250
Deere & Co.	20,000	1,684,800
General Dynamics Corp.	20,000	1,833,200
General Electric Co.	85,000	2,266,100
Honeywell Int’l., Inc.	45,000	3,982,950
Northrop Grumman Corp.	10,000	1,126,800
Tyco Int’l. Ltd.	49,400	1,884,116
United Technologies Corp.	35,000	3,880,100
Verisk Analytics, Inc.*	25,000	1,627,750
		25,791,967
Information Technology 12.0%
Accenture PLC	30,000	2,324,100
Altera Corp.	50,000	1,612,500
Apple, Inc.	4,900	2,724,743
Broadcom Corp.	35,000	934,150
Check Point Software Technologies Ltd.*	34,000	2,103,240
Cisco Systems, Inc.	150,000	3,187,500
EMC Corp.	100,000	2,385,000
Intel Corp.	75,000	1,788,000
Int’l. Business Machines Corp.	18,290	3,286,347
KLA-Tencor Corp.	25,000	1,596,750
Microsoft Corp.	112,410	4,286,194
NetApp, Inc.	40,000	1,650,000
Riverbed Technology, Inc.*	160,100	2,769,730
Seagate Technology PLC	28,400	1,392,736
Synopsys, Inc.*	25,000	915,750
Texas Instruments, Inc.	60,000	2,580,000
Visa, Inc.	10,000	2,034,600
Western Union Co.	45,000	750,150
		38,321,490

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Materials 1.9%
EI Du Pont de Nemours & Co.	40,000	$2,455,200
Freeport-McMoRan Copper & Gold, Inc.	60,000	2,081,400
Praxair, Inc.	12,000	1,515,120
		6,051,720
Telecommunication Services 1.3%
Rogers Communications, Inc.	50,000	2,241,500
Verizon Communications, Inc.	40,000	1,984,800
		4,226,300
Utilities 0.4%
Entergy Corp.	18,100	1,120,209
Total Domestic Common Stocks (Cost $102,000,696)		192,835,939

Domestic Exchange Traded Funds 0.5%
Financials 0.5%
SPDR KBW Regional Banking (Cost $845,740)	40,000	1,598,400

Foreign Stocks & ADR’s 3.6%
Australia 0.4%
BHP Billiton Ltd. ADR	20,000	1,364,400

Germany 0.8%
SAP AG ADR	30,000	2,481,600

Mexico 0.4%
America Movil SAB de CV ADR	50,000	1,162,000

Netherlands 1.6%
ASML Holding NV ADR	20,000	1,867,600
Unilever NV ADR	80,000	3,140,800
		5,008,400

Spain 0.2%
Banco Bilbao Vizcaya Argentaria SA ADR	63,500	755,015

Switzerland 0.2%
Novartis AG ADR	10,000	791,200
Total Foreign Stocks & ADR’s (Cost $8,856,744)		11,562,615

Institutional Money Market Funds 3.8%
State Street Institutional US Government Money Market Fund (Cost $12,195,710)	12,195,710	12,195,710

	Principal
	Amount
	(M=$1,000)

Corporate Short-term Notes 9.2%
BMW U.S. Capital LLC
0.06%, 12/02/13	10,000 M	9,999,983
Chevron Corp.
0.05%, 12/16/13	9,200 M	9,199,808
Nestle Capital Corp.
0.02%, 12/11/13	10,000 M	9,999,945

Total Corporate Short-term Notes (Cost $29,199,736)		29,199,736

Total Investments 102.0% (Cost $230,826,455)†		325,112,296

Excess of Liabilities Over Other Assets (2.0)%		(6,370,746)

Net Assets 100.0%		$318,741,550

* Non-income producing.

† Cost for federal income tax purposes is $230,949,455. At November 30,2013 unrealized appreciation for federal income tax purposes aggregated $94,162,841 of which $96,651,222 related to appreciated securities and $2,488,381 related to depreciated securities.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the market value of rule 144A securities amounted to $12,025,087 or 3.77% of net assets.

(b) 32,000 par of this security is restricted from sale due to a partial call at $108,375 on December 1st, 2013.

ADR - American Depositary Receipt

SPDR - Standard & Poor’s Depository Receipts

At November 30, 2013, the following futures contracts were outstanding with $519,311 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 75 U.S. Treasury 10-Year Note futures contracts	12/13	$9,498,047	$(23,243)
Short, 50 U.S. Treasury 30-Year Bond futures contracts	12/13	6,610,938	(58,464)
Totals		$16,108,985	$(81,707)
Net payments of variation margin and/or brokerage fees			89,910
Variation margin receivable on open futures contracts			$8,203

The accompanying notes are an integral part of the financial statements.

Sentinel Capital Growth Fund

(Unaudited)

Jason Wulff Portfolio Manager

Performance Highlights

The Sentinel Capital Growth Fund returned 26.55%* for the fiscal year ending November 30, 2013, compared to a return of 29.74% for the Russell 1000 Growth Index, and a return of 30.30% for the S&P 500 Index. The Morningstar Large Growth category posted an average return of 30.71% for the same period.

Equity Market Review

Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns over much of the past twelve months, resulting in equity markets reaching all time highs as the fiscal year ended. The market rally began after a last-minute compromise by the US Congress averted the fiscal cliff in December of last year, and was supported by better-than-expected corporate earnings, a robust housing market and a gradually improving employment picture throughout the course of the year. While debt ceiling concerns, debate over Euro viability, and a possible Chinese economic slowdown led to some short-term headwinds during the year, economic data continued to slowly improve and corporate earnings showed resiliency. And while concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy that surfaced in May remain, domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates.

Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors, and after a slow start to the year, growth indices handily outperformed value indices over the past six months. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks, and growth stocks slightly underperformed their value counterparts. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care and Financials, while the worst performing sectors were Telecommunications and Utilities.

Key Performance Attribution

Against this backdrop, the fiscal year ending November 30, 2013 proved to be a challenging year for our quality-focused large cap growth strategy, as non-earners, higher beta, and smaller capitalization companies tended to outperform for much of the year. In terms of performance relative to the Russell 1000 Growth Index, stock selection and an underweight position in the Consumer Discretionary sector proved most challenging. Our ownership of Dollar General in the beginning of the year and lack of exposure to Internet retailers resulted in the bulk of underperformance in the sector. Furthermore, the portfolio was also negatively impacted by our exposure to Citrix Systems and an underweight to Google within Information Technology, as well as our position in Freeport-McMoRan Copper & Gold within the Materials space during the year. Conversely, stock selection and an underweight position in the Consumer Staples sector was the Fund’s largest positive contributor to relative performance during the year. Our positions in Walgreen and Whole Foods Market contributed nicely, as did our zero-weight position in Tobacco stocks. A zero-weight to Real Estate names within the Financials sector also contributed positively during the year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable and growing earnings streams that are trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds over the long term. As of November 30, 2013, the Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. We maintain overweight positions in the Health Care, Information Technology and Financials sectors, and have underweighted the Consumer Staples, Materials and Consumer Discretionary sectors. Despite low confidence in overall macro-economic trends, we continue to find more opportunities in more economically sensitive companies, which tend to have lower embedded growth expectations and more attractive valuations. And we continue to look across the market cap spectrum and consider global names as well, as we are finding most new opportunities among larger-cap globally exposed businesses. At period end the Fund held over 7% of assets in international securities. Regardless of what 2014 brings, we believe our focus on high quality, prudently managed, fundamentally strong growth companies will serve our shareholders well.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	26.55%	20.22%	24.94%	23.97%	26.62%
3 years	13.97	12.04	12.59	12.59	14.03
5 years	16.53	15.33	15.05	15.05	16.52
10 years	6.21	5.66	4.91	4.91	6.23

Class	Symbol
A	BRGRX
C	SECGX
I	SICGX

Inception Date of the Fund — 8/01/94

The Sentinel Capital Growth Fund began operations on March 17, 2006. Performance prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Growth Fund, which began operations on August 1, 1994 and was offered without a sales charge. Performance of Class A shares reflects the current maximum sales charge. Performance of Class A shares from their inception on March 17, 2006 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to March 17, 2006 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class C shares prior to their inception on March 17, 2006 is based on the performance of the Bramwell Growth Fund, but reflects the higher ongoing expenses of Class C shares. Performance of the Class I shares from March 17, 2006 to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class I shares prior to March 17, 2006 is based on the performance of the Bramwell Growth Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

Kelli Hill was the previous portfolio manager on the Fund and is responsible for performance through September 30, 2013. Jason Wulff was named portfolio manager on the Fund effective September 30, 2013 and is responsible for performance from that date forward.

The following are total annual operating expense ratios for Sentinel Capital Growth Fund Class A, C & I shares: A - 1.25%, C - 2.52%, I - 1.23%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	30.1%
Consumer Discretionary	18.1%
Health Care	16.2%
Industrials	10.8%

Top 10 Holdings**

Description	Percent of Net Assets
Apple, Inc.	3.3%
Google, Inc.	3.1%
Gilead Sciences, Inc.	2.9%
Schlumberger Ltd.	2.4%
Visa, Inc.	2.3%

Sector	Percent of Net Assets
Consumer Staples	7.3%
Financials	6.5%
Energy	5.4%
Telecommunication Services	1.7%
Materials	1.7%

Description	Percent of Net Assets
Microsoft Corp.	2.2%
Tyco Int’l. Ltd.	2.0%
Stryker Corp.	1.9%
Comcast Corp.	1.9%
Walgreen Co.	1.9%
Total of Net Assets	23.9%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 90.4%
Consumer Discretionary 16.8%
Bed Bath & Beyond, Inc.*	16,310	$1,272,669
CBS Corp.	30,540	1,788,423
Comcast Corp.	45,400	2,186,010
Gap, Inc.	45,000	1,843,650
Home Depot, Inc.	21,800	1,758,606
Michael Kors Holdings Ltd.*	14,900	1,215,095
Starbucks Corp.	24,420	1,989,253
Target Corp.	21,800	1,393,674
Tiffany & Co.	7,200	641,808
TJX Cos., Inc.	14,700	924,336
TRW Automotive Holdings Corp.*	23,000	1,784,800
VF Corp.	5,800	1,360,564
Yum! Brands, Inc.	12,690	985,759
		19,144,647
Consumer Staples 7.3%
Colgate-Palmolive Co.	26,360	1,734,752
Costco Wholesale Corp.	11,900	1,492,617
Kraft Foods Group, Inc.	24,113	1,280,882
PepsiCo, Inc.	20,600	1,739,876
Walgreen Co.	35,400	2,095,680
		8,343,807
Energy 5.4%
Anadarko Petroleum Corp.	12,800	1,136,896
Marathon Oil Corp.	47,000	1,693,880
National Oilwell Varco, Inc.	7,150	582,725
Schlumberger Ltd.	31,100	2,749,862
		6,163,363
Financials 6.5%
BlackRock, Inc.	4,500	1,362,375
CME Group, Inc.	14,700	1,204,665
JPMorgan Chase & Co.	32,000	1,831,040
US Bancorp	47,290	1,854,714
Wells Fargo & Co.	26,600	1,170,932
		7,423,726
Health Care 15.1%
Celgene Corp.*	4,000	647,080
Covidien PLC	18,260	1,246,428
Eli Lilly & Co.	32,500	1,632,150
Express Scripts Holding Co.*	26,500	1,784,775
Gilead Sciences, Inc.*	43,980	3,290,144
Henry Schein, Inc.*	15,900	1,812,600
Medtronic, Inc.	20,900	1,197,988
Stryker Corp.	29,930	2,227,390
UnitedHealth Group, Inc.	21,000	1,564,080
Zoetis, Inc.	60,000	1,869,000
		17,271,635
Industrials 9.5%
Boeing Co.	12,000	1,611,000
Jacobs Engineering Group, Inc.*	28,500	1,703,445
Precision Castparts Corp.	2,300	594,435
Tyco Int’l. Ltd.	60,000	2,288,400
Union Pacific Corp.	12,300	1,993,092
United Parcel Service, Inc.	12,000	1,228,560
Verisk Analytics, Inc.*	22,000	1,432,420
		10,851,352
Information Technology 28.8%
Adobe Systems, Inc.*	24,900	1,413,822
Altera Corp.	42,000	1,354,500
Apple, Inc.	6,800	3,781,276
Check Point Software Technologies Ltd.*	14,600	903,156
Cisco Systems, Inc.	75,000	1,593,750
Citrix Systems, Inc.*	14,980	888,614
Cognizant Technology Solutions Corp.*	17,370	1,630,869
EMC Corp.	63,100	1,504,935
Google, Inc.*	3,300	3,496,647
KLA-Tencor Corp.	18,100	1,156,047
Microsoft Corp.	67,100	2,558,523
NetApp, Inc.	31,160	1,285,350

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Qualcomm, Inc.	19,000	$1,398,020
Riverbed Technology, Inc.*	118,000	2,041,400
Seagate Technology PLC	24,200	1,186,768
Synopsys, Inc.*	30,000	1,098,900
TE Connectivity Ltd.	23,410	1,234,175
Texas Instruments, Inc.	41,100	1,767,300
Visa, Inc.	12,900	2,624,634
		32,918,686
Materials 1.0%
Praxair, Inc.	9,200	1,161,592
Total Domestic Common Stocks (Cost $73,918,251)		103,278,808
Foreign Stocks & ADR’s 7.4%
Australia 0.7%
BHP Billiton Ltd. ADR	12,200	832,284
Germany 0.8%
SAP AG ADR	11,100	918,192
Mexico 1.7%
America Movil SAB de CV ADR	81,600	1,896,384
South Korea 0.5%
Samsung Electronics Co Ltd.	400	564,679
Switzerland 2.4%
ABB Ltd. ADR	58,200	1,487,010
Roche Holding AG ADR	18,370	1,285,166
		2,772,176
United Kingdom 1.3%
WPP PLC ADR	13,400	1,484,184
Total Foreign Stocks & ADR’s (Cost $7,109,687)		8,467,899
Institutional Money Market Funds 2.3%
State Street Institutional US
Government Money Market Fund (Cost $2,598,550)	2,598,550	2,598,550
Total Investments 100.1% (Cost $83,626,488)†		114,345,257
Excess of Liabilities Over Other Assets (0.1)%		(119,307)
Net Assets 100.0%		$114,225,950

*    Non-income producing.

†    Cost for federal income tax purposes is $83,657,320. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $30,687,937 of which $31,013,808 related to appreciated securities and $325,871 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Common Stock Fund

(Unaudited)

Daniel J. Manion, CFA Portfolio Manager Hilary T. Roper, CFA Portfolio Manager

Performance Highlights

• The Sentinel Common Stock Fund had a return of 29.53%* for the fiscal year ending November 30, 2013, compared to a same time period return of 30.30% for the Fund’s primary benchmark, the Standard & Poor’s 500 Index and a 30.96% return for the Russell 1000 Index.

• The Fund’s Morningstar peer group of 1,537 Large Blend funds posted an average return of 30.05% for the same time period. The Fund has outperformed that Morningstar category’s average return over the past 3-, 5-, and 10-year periods ending November 30, 2013.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns. While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care and Financials, while the worst performing sectors were Telecommunications and Utilities.

Key Performance Attribution

Relative to the benchmark, the Fund’s stock selection in the Financials and Information Technology sectors, as well as an underweight position in the underperforming Utilities sector contributed positively to the performance of the Fund. Our holdings in Seagate Technology, Boeing and Lear Corporation contributed positively to the Fund’s relative performance, along with an underweight position in underperforming Apple. With continuing strong market performance, the Fund’s small cash position detracted from relative performance. Stock selection within Materials and Consumer Discretionary proved challenging, as our exposure to Metals and Mining worked against us, as well as our lack of exposure to high-priced, volatile Internet Retailers.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds, as the Fund has produced over the long term. We have maintained our overweight position in the Health Care sector, while adding further to existing holdings in the Information Technology and Financials sectors, as attractive entry points became available. We also selectively added exposure to individual holdings within the Consumer Staples sector, while trimming particular Industrials names that seem fully valued in our analysis.

Despite increasing evidence of an improving global macroeconomic scenario, growth levels remain modest, causing ongoing concerns for corporate decision makers and tempering near-term earnings growth expectations. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year. Concerns that were roiling international markets are alleviating to some degree, providing, in our opinion, attractive opportunities in many multinational holdings.

Despite the strong performance of the equity markets, we remain optimistic about finding attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks. The Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. It is these types of companies where we plan to invest the bulk of the Sentinel Common Stock Fund’s assets.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without Sales	With 5%	Without	With 1%	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	29.53%	23.06%	28.47%	27.47%	29.93%
3 years	16.39	14.42	15.42	15.42	16.78
5 years	17.11	15.91	16.09	16.09	17.52
10 years	8.48	7.92	7.48	7.48	8.74

Class	Symbol
A	SENCX
C	SCSCX
I	SICWX

Inception Date of the Fund — 1/12/34

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Common Stock Fund Class A, C & I shares: A - 1.06%, C - 1.93%, I - 0.75%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	18.2%
Financials	17.4%
Health Care	14.6%
Consumer Discretionary	11.3%

Top 10 Holdings**

Description	Percent of Net Assets
Johnson & Johnson	1.8%
United Technologies Corp.	1.8%
Microsoft Corp.	1.8%
ExxonMobil Corp.	1.7%
Time Warner, Inc.	1.7%

Sector	Percent of Net Assets
Industrials	11.3%
Energy	10.1%
Consumer Staples	8.0%
Materials	3.1%
Telecommunication Services	2.3%

Description	Percent of Net Assets
Schlumberger Ltd.	1.6%
Noble Energy, Inc.	1.6%
Procter & Gamble Co.	1.5%
Honeywell Int’l., Inc.	1.5%
Boeing Co.	1.5%
Total of Net Assets	16.5%

*“Top Sectors” includes Domestic Common Stocks, Domestic Exchange Traded Funds and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.1%
Consumer Discretionary 11.3%
Bed Bath & Beyond, Inc.*	240,000	$18,727,200
Comcast Corp.	512,500	24,676,875
Gap, Inc.	600,000	24,582,000
Lear Corp.	250,000	20,727,500
McDonald’s Corp.	275,000	26,776,750
Nike, Inc.	125,000	9,892,500
Nordstrom, Inc.	375,000	23,328,750
Omnicom Group, Inc.	250,000	17,862,500
Staples, Inc.	340,400	5,286,412
Time Warner Cable, Inc.	145,000	20,041,900
Time Warner, Inc.	625,000	41,068,750
TJX Cos., Inc.	300,000	18,864,000
TRW Automotive Holdings Corp.*	350,000	27,160,000
		278,995,137
Consumer Staples 7.0%
CVS Caremark Corp.	375,000	25,110,000
Kellogg Co.	257,100	15,590,544
Kraft Foods Group, Inc.	325,000	17,264,000
PepsiCo, Inc.	375,000	31,672,500
Philip Morris Int’l., Inc.	275,000	23,523,500
Procter & Gamble Co.	450,000	37,899,000
Wal-Mart Stores, Inc.	275,000	22,277,750
		173,337,294
Energy 10.1%
Apache Corp.	190,800	17,456,292
Chevron Corp.	300,000	36,732,000
EOG Resources, Inc.	115,000	18,975,000
ExxonMobil Corp.	455,000	42,533,400
Marathon Oil Corp.	650,000	23,426,000
Marathon Petroleum Corp.	200,000	16,548,000
Noble Energy, Inc.	550,000	38,632,000
Schlumberger Ltd.	450,000	39,789,000
Transocean Ltd.	143,547	7,231,898
Weatherford Int’l. Ltd.*	525,000	8,221,500
		249,545,090
Financials 16.5%
ACE Ltd.	250,000	25,695,000
American Express Co.	325,000	27,885,000
Bank of America Corp.	2,015,000	31,877,300
Bank of New York Mellon Corp.	550,000	18,535,000
Chubb Corp.	225,000	21,701,250
CME Group, Inc.	250,000	20,487,500
Goldman Sachs Group, Inc.	165,000	27,875,100
JPMorgan Chase & Co.	600,000	34,332,000
McGraw-Hill Financial, Inc.	300,000	22,350,000
MetLife, Inc.	617,100	32,206,449
Morgan Stanley	850,000	26,605,000
PNC Financial Services Group, Inc.	325,000	25,008,750
The Travelers Cos., Inc.	289,235	26,245,184
US Bancorp	800,000	31,376,000
Wells Fargo & Co.	800,000	35,216,000
		407,395,533
Health Care 13.7%
Amgen, Inc.	200,000	22,816,000
Becton Dickinson & Co.	165,000	17,917,350
Bristol-Myers Squibb Co.	375,000	19,267,500
Covidien PLC	300,000	20,478,000
Eli Lilly & Co.	375,000	18,832,500
Forest Laboratories, Inc.*	200,000	10,262,000
Gilead Sciences, Inc.*	300,000	22,443,000
Johnson & Johnson	475,000	44,963,500
Medtronic, Inc.	355,000	20,348,600
Merck & Co., Inc.	500,000	24,915,000
Pfizer, Inc.	900,000	28,557,000

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Stryker Corp.	341,200	$25,392,104
UnitedHealth Group, Inc.	420,100	31,289,048
Zimmer Holdings, Inc.	197,000	18,007,770
Zoetis, Inc.	400,000	12,460,000
		337,949,372
Industrials 11.3%
ADT Corp.	215,957	8,759,216
Babcock & Wilcox Co.	350,000	11,364,500
Boeing Co.	275,000	36,918,750
Canadian National Railway Co.	200,000	22,500,000
Deere & Co.	175,000	14,742,000
General Dynamics Corp.	200,000	18,332,000
General Electric Co.	1,100,000	29,326,000
Honeywell Int’l., Inc.	425,000	37,616,750
Northrop Grumman Corp.	100,000	11,268,000
Tyco Int’l. Ltd.	596,100	22,735,254
United Technologies Corp.	400,000	44,344,000
Verisk Analytics, Inc.*	350,000	22,788,500
		280,694,970
Information Technology 16.8%
Accenture PLC	275,000	21,304,250
Altera Corp.	500,000	16,125,000
Apple, Inc.	39,000	21,686,730
Broadcom Corp.	280,000	7,473,200
Check Point Software Technologies Ltd.*	400,000	24,744,000
Cisco Systems, Inc.	1,400,000	29,750,000
EMC Corp.	700,000	16,695,000
Intel Corp.	850,000	20,264,000
Int’l. Business Machines Corp.	159,800	28,712,864
KLA-Tencor Corp.	214,945	13,728,537
Microsoft Corp.	1,150,000	43,849,500
NetApp, Inc.	575,000	23,718,750
Oracle Corp.	470,000	16,586,300
Riverbed Technology, Inc.*	1,350,000	23,355,000
Seagate Technology PLC	400,500	19,640,520
Synopsys, Inc.*	550,000	20,146,500
Texas Instruments, Inc.	750,000	32,250,000
Visa, Inc.	100,000	20,346,000
Western Union Co.	928,400	15,476,428
		415,852,579
Materials 2.5%
EI Du Pont de Nemours & Co.	400,000	24,552,000
Freeport-McMoRan Copper & Gold, Inc.	600,000	20,814,000
Praxair, Inc.	125,000	15,782,500
		61,148,500
Telecommunication Services 1.6%
Rogers Communications, Inc.	450,000	20,173,500
Verizon Communications, Inc.	400,000	19,848,000
		40,021,500
Utilities 0.3%
Entergy Corp.	136,200	8,429,418
Total Domestic Common Stocks (Cost $1,258,098,995)		2,253,369,393
Domestic Exchange Traded Funds 0.5%
Financials 0.5%
SPDR KBW Regional Banking (Cost $6,343,250)	300,000	11,988,000
Foreign Stocks & ADR’s 5.0%
Australia 0.6%
BHP Billiton Ltd. ADR	225,000	15,349,500
Germany 0.8%
SAP AG ADR	238,800	19,753,536
Mexico 0.7%
America Movil SAB de CV ADR	750,000	17,430,000
Netherlands 1.6%
ASML Holding NV ADR	158,189	14,771,689
Unilever NV ADR	675,000	26,500,500
		41,272,189
Spain 0.4%
Banco Bilbao Vizcaya Argentaria SA ADR	817,600	9,721,264
Switzerland 0.9%
Novartis AG ADR	275,000	21,758,000
Total Foreign Stocks & ADR’s (Cost $99,052,440)		125,284,489
Institutional Money Market Funds 0.8%
State Street Institutional US Government Money Market Fund (Cost $19,207,877)	19,207,877	19,207,877

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 0.7%
Chevron Corp.
0.04%, 12/03/13	10,000 M	9,999,978
Microsoft Corp.
0.05%, 12/02/13	6,500 M	6,499,991
Total Corporate Short-term Notes (Cost $16,499,969)		16,499,969
U.S. Government Obligations 2.1%

U.S. Government Agency Obligations 1.7%

Federal Home Loan Bank 1.7%
Agency Discount Notes:
0.055%, 12/06/13	15,000 M	14,999,885
0.03%, 12/11/13	10,700 M	10,699,911
0.05%, 12/13/13	9,825 M	9,824,836
0.05%, 12/17/13	6,315 M	6,314,860
		41,839,492
U.S. Treasury Obligations 0.4%
U.S. Treasury Bill
0.0415%, 12/19/13	10,000 M	9,999,792
Total U.S. Government Obligations (Cost $51,839,284)		51,839,284
Total Investments 100.2% (Cost $1,451,041,815)†		2,478,189,012
Excess of Liabilities Over Other Assets (0.2)%		(4,260,364)
Net Assets 100.0%		$2,473,928,648

*  Non-income producing.

†   Cost for federal income tax purposes is $1,455,038,591. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $1,023,150,421 of which $1,030,438,283 related to appreciated securities and $7,287,862 related to depreciated securities.

ADR - American Depositary Receipt

SPDR - Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sentinel Conservative Strategies Fund

(Unaudited)

Jason Doiron, FRM, PRM

Lead Portfolio Manager

Daniel J. Manion, CFA

Portfolio Manager, Domestic Equities

David M. Brownlee, CFA

Portfolio Manager, Fixed Income

Katherine Schapiro, CFA

Portfolio Manager, International Equities

Performance Highlights

The Sentinel Conservative Strategies Fund had a return of 10.67%* for the fiscal year ending November 30, 2013, compared to a return of 30.30% for the Standard & Poor’s 500 Index, and a -1.61% return for the Barclays U.S. Aggregate Bond Index during the same period. By comparison, the Morningstar Conservative Allocation category average return was 7.35%.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns. While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care and Financials, while the worst performing sectors were Telecommunications and Utilities.

Bond Market Review

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. In December 2012, the Fed announced an additional stimulus program wherein they would purchase $45 billion of US Treasury securities on a monthly basis. This occurred at a time when the financial markets were fearful of going over the proverbial fiscal cliff, a combination of expiring tax cuts and across-the-board cuts in government spending. An eleventh hour deal by Congress averted the crisis, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants further confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin tapering back its monthly purchases of US treasuries and mortgage-backed securities (MBS). Entangling the concept of data dependency with any potential tapering of asset purchases did little to calm market participants and the 10 year yield rose from 1.63% to 2.99% over the next 4 months. Despite the consensus view that interest rates would eventually go higher, very few investors were correctly positioned for the sell-off that occurred between May and September. Just as investors finally became comfortable with the concept of a September taper, the bond market once again found itself largely off-sides when the Fed opted to delay tapering once again. The decision to delay was certainly influenced by the pending government shutdown and the potential US Government default due to the debt ceiling impasse. Despite these default concerns from Washington, interest rates reversed course to trend lower but finished the twelve-month period well above their lowest levels. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.00%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Key Performance Attribution

The Fund’s performance benefitted from its exposure to large capitalization US equities during the fiscal year. Relative to the benchmark, the Fund’s holdings in the Information Technology and Consumer Staples sectors contributed positively to the performance of the Fund, along with an underweight position and stock selection in the Utilities sector. Significant individual contributors outside of these sectors included Boeing, Morgan Stanley and American Express. Conversely, stock selection within the Consumer Discretionary and Industrials sectors proved challenging during the year. Our zero-weight to Internet and Catalogue Retailers, as well as our exposure to Commercial Services & Supplies names worked against us.

In terms of our fixed income exposure, the Fund’s sector allocation and security selection continued to work well. More specifically, our allocation to high yield throughout the year, coupled with security selection within the sector contributed nicely to performance of the Fund. In addition, our underweight to Agency MBS and underweight to commercial mortgage backed securities helped relative to the Barclays U.S. Aggregate Bond Index. The Fund’s positive spread effect was further supported by tactical yield curve positioning throughout the year, as the Fund benefitted from timely implementation of exchange-traded US Treasury futures to reduce the portfolio’s duration as rates spiked. Conversely, our allocation to cash resulted in a modest detraction from performance relative to the benchmark during the year.

Portfolio Positioning and Outlook

The Sentinel Conservative Strategies Fund’s asset allocation as of November 30, 2013 was 39% stocks, 42% bonds and 19% cash and cash equivalents (short-term fixed income instruments). Despite increasing evidence of an improving global macroeconomic scenario, growth levels remain modest, tempering near-term earnings growth expectations. However, our holdings reflect our belief that some level of pent up capital spending demand, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year. Concerns that were roiling international markets are alleviating to some degree, providing, in our opinion, attractive opportunities in many multinational holdings. Within fixed income, we continue to manage our overall risk profile due to increased volatility in interest rates, which has led to a zero weight in treasuries and a larger cash position. Holding a higher cash position allows us the flexibility to quickly adjust as market conditions warrant.

We believe the Sentinel Conservative Strategies Fund is well positioned to take advantage of the current market dynamics. We intend to maintain our focus on finding attractive opportunities for total long term returns and modest levels of risk in high-quality, large cap stocks. We plan to maintain a sizeable commitment to fixed-income securities in the Fund as a means of generating income and reducing overall portfolio risk for the Fund.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	10.67%	5.14%	9.99%	8.99%	11.01%
3 years	7.70	5.87	6.97	6.97	7.83
5 years	9.96	8.84	9.16	9.16	10.04
10 years	5.84	5.30	5.00	5.00	5.87

Class	Symbol
A	SECMX
C	SMKCX
I	SCSIX

Inception Date of the Fund — 3/10/03

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on December 17, 2010 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Conservative Strategies Fund Class A, C & I shares: A - 1.09%, C - 1.81%, I - 1.00%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Portfolio Weightings

Asset Category	Percent of Net Assets
Domestic Common Stocks	33.0%
Corporate Bonds	26.4%
U.S. Government Obligations	16.0%
Foreign Stocks & ADR’s	6.1%
Cash and Other	18.5%

Top 10 Equity Holdings*

Description	Percent of Net Assets
Boeing Co.	0.7%
United Technologies Corp.	0.7%
Johnson & Johnson	0.6%
Procter & Gamble Co.	0.6%
General Electric Co.	0.6%
Microsoft Corp.	0.6%
JPMorgan Chase & Co.	0.5%
Honeywell Int’l., Inc.	0.5%
Schlumberger Ltd.	0.5%
PepsiCo, Inc.	0.5%
Total of Net Assets	5.8%

Top 10 Fixed Income Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC Q02664	4.50%	08/01/41	2.9%
FNMA AS0222	4.00%	08/01/43	2.7%
FNMA AJ5442	4.50%	11/01/41	1.6%
FNMA AU6950	3.50%	10/01/28	1.6%
GNMA II MA1227	5.00%	08/20/43	1.4%
FHLMC A90197	4.50%	12/01/39	1.3%
GNMA II MA1288	5.00%	09/20/43	1.2%
GNR 10-169 AW	4.50%	12/20/40	1.0%
Glencore Funding LLC	4.125%	05/30/23	0.9%
Allegheny Technologies, Inc.	5.875%	08/15/23	0.7%
Total of Net Assets			15.3%

Average Effective Duration (for all Fixed Income Holdings) 4.6 years**

*“Top 10 Equity Holdings” and “Top 10 Fixed Income Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 16.0%
U.S. Government Agency Obligations 16.0%
Federal Home Loan Mortgage Corporation 4.9%
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,869 M	$1,873,628
30-Year:
FHLMC A90197
4.5%, 12/01/39	3,648 M	3,910,874
FHLMC Q02664
4.5%, 08/01/41	7,996 M	8,547,547
		12,458,421
Total Federal Home Loan Mortgage Corporation		14,332,049
Federal National Mortgage Association 6.5%
Mortgage-Backed Securities:
15-Year:
FNMA AQ4071
2.5%, 04/01/28	1,660 M	1,662,889
20-Year:
FNMA AU6950
3.5%, 10/01/28	4,311 M	4,550,859
30-Year:
FNMA AJ5442
4.5%, 11/01/41	4,377 M	4,707,854
FNMA AS0222
4%, 08/01/43	7,662 M	8,027,913
		12,735,767
Total Federal National Mortgage Association		18,949,515
Government National Mortgage Corporation 4.6%
Collateralized Mortgage Obligations:
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	2,945,749
GNR 12-147 IO
.6019%, 04/16/54	14,394 M	799,047
		3,744,796
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	1,929 M	2,084,981
GNMA II MA1227
5%, 08/20/43	3,707 M	4,050,328
GNMA II MA1288
5%, 09/20/43	3,376 M	3,675,080
		9,810,389
Total Government National Mortgage Corporation		13,555,185
Total U.S. Government Obligations (Cost $46,739,060)		46,836,749

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)

Corporate Bonds 26.4%
Basic Industry 5.4%
Ardagh Packaging Finance PLC
7%, 11/15/20(a)	1,250 M	$1,259,375
Barrick Gold Corp.
4.1%, 05/01/23	1,620 M	1,463,288
Brookfield Residential Properties Inc / Brookfield Residential US Corp.
6.125%, 07/01/22(a)	500 M	500,000
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(a)	870 M	911,325
CF Industries, Inc.
3.45%, 06/01/23	1,475 M	1,389,584
Cornerstone Chemical Co.
9.375%, 03/15/18(a)	840 M	890,400
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	915 M	992,775
Glencore Funding LLC
4.125%, 05/30/23(a)	2,650 M	2,484,903
Methanex Corp.
5.25%, 03/01/22	1,425 M	1,530,711
Packaging Corp of America
4.5%, 11/01/23	700 M	708,976
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	1,550 M	1,524,823
Samarco Mineracao SA
5.75%, 10/24/23(a)	1,215 M	1,196,775
Weekley Homes LLC
6%, 02/01/23(a)	1,210 M	1,167,650
		16,020,585
Capital Goods 1.3%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	940 M	940,000
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18(a)	895 M	937,512
Smiths Group PLC
3.625%, 10/12/22(a)	1,940 M	1,821,676
		3,699,188
Consumer Cyclical 2.3%
American Axle & Manufacturing, Inc.
6.625%, 10/15/22	600 M	637,500
Chrysler Group LLC
8.25%, 06/15/21	1,385 M	1,582,362
Continental Rubber America Corp.
4.5%, 09/15/19(a)	980 M	1,042,034
Ford Motor Credit Co. LLC
5.875%, 08/02/21	1,340 M	1,523,634
Macy’s Retail Holdings, Inc	.
3.875%, 01/15/22	970 M	957,938
MGM Resorts Int’l.
6.625%, 12/15/21	930 M	979,988
		6,723,456
Consumer Non-Cyclical 1.6%
Albea Beauty Holdings SA
8.375%, 11/01/19(a)	1,510 M	1,562,850
Pernod-Ricard SA
4.45%, 01/15/22(a)	1,780 M	1,826,782
Tervita Corp.
10.875%, 02/15/18(a)	405 M	409,556
9.75%, 11/01/19(a)	990 M	972,675
		4,771,863
Energy 5.4%
Access Midstream Partners LP
6.125%, 07/15/22	1,725 M	1,858,687
Gastar Exploration USA, Inc.
8.625%, 05/15/18(a)	580 M	571,300
Halcon Resources Corp.
8.875%, 05/15/21	600 M	612,000
Magnum Hunter Resources Corp.
9.75%, 05/15/20	880 M	948,200
Nabors Industries, Inc.
5.1%, 09/15/23(a)	1,480 M	1,495,108
Penn Virginia Corp.
8.5%, 05/01/20	1,000 M	1,081,250
Penn Virginia Resource Partners LP
8.375%, 06/01/20(d)	428 M	474,525
6.5%, 05/15/21(a)	991 M	1,030,640
Rowan Cos, Inc.
4.875%, 06/01/22	1,925 M	1,974,883
Sabine Oil & Gas Finance Corp.
9.75%, 02/15/17	560 M	579,600
Samson Investment Co.
10.5%, 02/15/20(a)	580 M	630,025
Talisman Energy, Inc.
3.75%, 02/01/21	1,680 M	1,620,909
Transocean, Inc.
6.5%, 11/15/20	1,310 M	1,486,012
Weatherford Int’l. Ltd
5.125%, 09/15/20	1,420 M	1,521,293
		15,884,432
Financials 1.5%
FirstMerit Corp.
4.35%, 02/04/23	1,830 M	1,827,727
Nuveen Investments, Inc.
9.125%, 10/15/17(a)	1,215 M	1,211,963
People’s United Financial, Inc.
3.65%, 12/06/22	1,295 M	1,242,432
		4,282,122
Insurance 1.7%
American Int’l. Group, Inc.
5.6%, 10/18/16	1,695 M	1,897,812
Genworth Holdings, Inc.
4.9%, 08/15/23	900 M	919,740
Infinity Property & Casualty Corp.
5%, 09/19/22	1,430 M	1,433,335
XL Group PLC
6.5%, 12/31/49(b)(c)	675 M	664,875
		4,915,762
Media 0.8%
Cequel Communications Holdings I LLC
6.375%, 09/15/20(a)	875 M	907,812
DIRECTV Holdings LLC
3.8%, 03/15/22	1,530 M	1,466,184
		2,373,996
Real Estate 1.3%
CBL & Associates LP
5.25%, 12/01/23	1,715 M	1,725,981
Realty Income Corp.
2%, 01/31/18	2,030 M	2,012,954
		3,738,935
Technology 1.0%
First Data Corp.
11.25%, 03/31/16	382 M	388,207
Seagate HDD Cayman
4.75%, 06/01/23(a)	1,725 M	1,647,375
Tech Data Corp.
3.75%, 09/21/17	985 M	1,014,427
		3,050,009
Telecommunications 1.8%
Ericsson LM
4.125%, 05/15/22	1,975 M	1,949,819
Rogers Communications, Inc.
4.1%, 10/01/23	1,180 M	1,196,564
T-Mobile USA, Inc.
6.125%, 01/15/22	290 M	296,162
Verizon Communications, Inc.
6.55%, 09/15/43	1,500 M	1,713,076
		5,155,621
Transportation 0.9%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(a)	1,965 M	2,014,793
Watco Cos LLC
6.375%, 04/01/23(a)	750 M	751,875
		2,766,668
Utilities 1.4%
Allegheny Technologies, Inc.
5.875%, 08/15/23	2,080 M	2,121,956
NGL Energy Partners LP
6.875%, 10/15/21(a)	2,050 M	2,096,125
		4,218,081
Total Corporate Bonds
(Cost $77,257,735)		77,600,718

	Shares
Domestic Common Stocks 33.0%
Consumer Discretionary 3.1%
Comcast Corp.	22,500	1,083,375
Gap, Inc.	25,000	1,024,250
McDonald’s Corp.	10,000	973,700
Nordstrom, Inc.	17,500	1,088,675
Omnicom Group, Inc.	15,000	1,071,750
Staples, Inc.	15,000	232,950
Time Warner Cable, Inc.	7,000	967,540
Time Warner, Inc.	20,000	1,314,200

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
TRW Automotive Holdings Corp.*	17,500	$1,358,000
		9,114,440
Consumer Staples 3.0%
Altria Group, Inc.	20,000	739,600
CVS Caremark Corp.	20,000	1,339,200
Kellogg Co.	12,300	745,872
Kraft Foods Group, Inc.	12,500	664,000
PepsiCo, Inc.	17,500	1,478,050
Philip Morris Int’l., Inc.	10,000	855,400
Procter & Gamble Co.	22,000	1,852,840
Wal-Mart Stores, Inc.	12,500	1,012,625
		8,687,587
Energy 3.3%
Apache Corp.	10,000	914,900
Chevron Corp.	7,500	918,300
EOG Resources, Inc.	5,000	825,000
ExxonMobil Corp.	15,000	1,402,200
Marathon Oil Corp.	30,000	1,081,200
Marathon Petroleum Corp.	10,000	827,400
Noble Energy, Inc.	20,000	1,404,800
Schlumberger Ltd.	17,500	1,547,350
Transocean Ltd.	9,500	478,610
Weatherford Int’l. Ltd.*	19,800	310,068
		9,709,828
Financials 5.6%
ACE Ltd.	10,000	1,027,800
American Express Co.	12,500	1,072,500
Bank of New York Mellon Corp.	30,000	1,011,000
Chubb Corp.	10,000	964,500
CME Group, Inc.	10,000	819,500
Goldman Sachs Group, Inc.	7,500	1,267,050
JPMorgan Chase & Co.	28,000	1,602,160
McGraw-Hill Financial, Inc.	15,000	1,117,500
MetLife, Inc.	25,000	1,304,750
Morgan Stanley	35,000	1,095,500
PNC Financial Services Group, Inc.	12,500	961,875
The Travelers Cos., Inc.	10,000	907,400
Toronto-Dominion Bank	7,500	685,575
US Bancorp	35,000	1,372,700
Wells Fargo & Co.	30,000	1,320,600
		16,530,410
Health Care 5.0%
Amgen, Inc.	6,500	741,520
Becton Dickinson & Co.	8,000	868,720
Bristol-Myers Squibb Co.	20,000	1,027,600
Covidien PLC	15,000	1,023,900
Eli Lilly & Co.	15,000	753,300
Gilead Sciences, Inc.*	15,000	1,122,150
Johnson & Johnson	20,000	1,893,200
Medtronic, Inc.	20,000	1,146,400
Merck & Co., Inc.	25,000	1,245,750
Pfizer, Inc.	37,754	1,197,934
Stryker Corp.	17,500	1,302,350
UnitedHealth Group, Inc.	17,500	1,303,400
Zimmer Holdings, Inc.	7,500	685,575
Zoetis, Inc.	10,000	311,500
		14,623,299
Industrials 4.8%
ADT Corp.	8,750	354,900
Babcock & Wilcox Co.	15,000	487,050
Boeing Co.	15,000	2,013,750
Canadian National Railway Co.	7,500	843,750
Deere & Co.	12,500	1,053,000
General Dynamics Corp.	10,000	916,600
General Electric Co.	65,000	1,732,900
Honeywell Int’l., Inc.	17,500	1,548,925
Northrop Grumman Corp.	9,600	1,081,728
Ritchie Bros Auctioneers, Inc.	30,000	619,500
Tyco Int’l. Ltd.	19,900	758,986
United Technologies Corp.	17,500	1,940,050
Verisk Analytics, Inc.*	10,000	651,100
		14,002,239
Information Technology 6.5%
Accenture PLC	12,500	968,375
Altera Corp.	20,000	645,000
Apple, Inc.	1,600	889,712
Broadcom Corp.	15,000	400,350
Check Point Software Technologies Ltd.*	15,000	927,900
Cisco Systems, Inc.	65,000	1,381,250
EMC Corp.	35,000	834,750
Intel Corp.	50,000	1,192,000
Int’l. Business Machines Corp.	6,000	1,078,080
KLA-Tencor Corp.	12,500	798,375
Microsoft Corp.	45,000	1,715,850
NetApp, Inc.	25,000	1,031,250
Oracle Corp.	22,500	794,025
Riverbed Technology, Inc.*	60,000	1,038,000
Seagate Technology PLC	16,700	818,968
Synopsys, Inc.*	32,500	1,190,475
Texas Instruments, Inc.	33,000	1,419,000
Visa, Inc.	4,500	915,570
Western Union Co.	55,000	916,850
		18,955,780
Materials 0.9%
EI Du Pont de Nemours & Co.	20,000	1,227,600
Freeport-McMoRan Copper & Gold, Inc.	25,000	867,250
Praxair, Inc.	5,000	631,300
		2,726,150
Telecommunication Services 0.7%
Rogers Communications, Inc.	25,000	1,120,750
Verizon Communications, Inc.	20,000	992,400
		2,113,150
Utilities 0.1%
Entergy Corp.	6,900	427,041
Total Domestic Common Stocks (Cost $66,131,377)		96,889,924
Foreign Stocks & ADR’s 6.1%
Chile 0.1%
Sociedad Quimica y Minera de Chile SA ADR	15,000	375,150
China 0.3%
Baidu, Inc. ADR*	6,000	999,420
France 0.6%
Edenred SA	20,000	721,364
L’Oreal SA	4,000	669,197
Sanofi	5,000	528,728
		1,919,289
Germany 0.2%
SAP AG	6,000	496,804
Hong Kong 0.3%
Cheung Kong Holdings Ltd.	39,200	619,401
Prince Frog Int’l. Holdings Ltd.	170,000	84,423
Television Broadcasts Ltd.	49,000	306,540
		1,010,364
India 0.2%
Shriram Transport Finance Co Ltd.	50,000	472,076
Japan 0.6%
Honda Motor Co Ltd.	17,000	718,672
Nippon Television Holdings, Inc.	37,000	645,174
Shimamura Co Ltd. *	4,000	410,447
		1,774,293
Netherlands 0.4%
ASML Holding NV ADR	4,000	373,520

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Unilever NV ADR	20,000	$785,200
		1,158,720
Singapore 0.2%
Singapore Technologies Engineering Ltd.	150,000	482,849
South Africa 0.3%
MTN Group Ltd.	40,000	777,492
South Korea 0.2%
Samsung Electronics Co Ltd.	500	705,849
Spain 0.3%
Red Electrica Corp SA	12,000	769,128
Sweden 0.2%
Telefonaktiebolaget LM Ericsson	40,000	498,471
Switzerland 1.3%
Adecco SA	10,000	770,037
Nestle SA	10,000	730,322
Novartis AG ADR	12,000	949,440
Roche Holding AG	2,000	557,560
Swatch Group AG	1,500	982,955
		3,990,314
United Kingdom 0.9%
Alent PLC	100,000	553,239
Countrywide PLC	50,000	436,616
Informa PLC	75,000	684,387
Tesco PLC	80,000	455,620
WPP PLC	23,000	508,603
		2,638,465
Total Foreign Stocks & ADR’s (Cost $14,489,955)		18,068,684
Institutional Money Market Funds 14.3%
State Street Institutional US Government Money Market Fund (Cost $42,056,972)	42,056,972	42,056,972

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 7.5%
Nestle Capital Corp.
0.02%, 12/11/13	12,000 M	11,999,933
UPS, Inc.
0.005%, 12/02/13	10,000 M	9,999,999
Total Corporate Short-term Notes (Cost $21,999,932)		21,999,932
Total Investments 103.3% (Cost $268,675,031)†		303,452,979
Excess of Liabilities Over Other Assets (3.3)%		(9,611,846)
Net Assets 100.0%		$293,841,133

*                Non-income producing.

†                Cost for federal income tax purposes is $268,695,508. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $34,757,471 of which $36,887,209 related to appreciated securities and $2,129,738 related to depreciated securities.

(a)        Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the market value of rule 144A securities amounted to $30,333,304 or 10.32% of net assets.

(b)        Step Up/Down.

(c)         XL Group PLC is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

(d)        91,000 par of this security is restricted from sale due to a partial call at $108.375 on December 1st, 2013.

ADR - American Depositary Receipt

At November 30, 2013, the following futures contracts were outstanding with $1,338,973 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 228 E-mini S&P 500 Futures	12/13	$20,566,740	$(1,418,128)
Short, 75 U.S. Treasury 10-Year Note futures contracts	12/13	9,498,047	(23,133)
Short, 50 U.S. Treasury 30-Year Bond futures contracts	12/13	6,610,938	(58,308)
Totals		$36,675,725	$(1,499,569)
Net payments of variation margin and/or brokerage fees			1,510,052
Variation margin receivable on open futures contracts			$10,483

The accompanying notes are an integral part of the financial statements.

Sentinel Georgia Municipal Bond Fund

(Unaudited)

Megan L. Busby CFA, CFP
Vice President and
Senior Portfolio Manager
GLOBALT

Gregory E. Paulette CFA
Chief Investment Strategist
GLOBALT

Gary E. Fullman CFA
Chief Investment Officer
GLOBALT

Performance

For the fiscal year ended November 30, 2013, the Sentinel Georgia Municipal Bond Fund returned -2.95%. By comparison, the Barclays 10-Year Municipal Bond Index produced a return of -3.24%. The Morningstar Municipal Single State Intermediate category average return was -3.73% during the same period.

Municipal Bond Market Review

The Fund’s fiscal year began with municipal bonds behaving very well as investors’ appetites for risk once again returned. State revenues, year-over-year, were up in 2012, giving most municipalities a firm foundation from which to spring into 2013. But even with the improved fundamentals of many state governments, there were still some uncertainties gnawing in the back of many peoples’ minds. Would Congress decide to eliminate the tax exempt status of municipal bonds? As the year progressed, mayors across the country lobbied and successfully quieted that rumble, insisting it would be too disruptive for the tax-exempt market. Would the tapering of asset purchases by the Federal Reserve cause rates to spike up to levels that would undermine the recovering economy? As it turned out, rates generally rose in a controlled fashion as the Fed began to take back some of their strong tapering talk by mid-year. Were the financial problems of Harrisburg, Detroit, and Puerto Rico just a tip of the iceberg, with deficiencies in other parts of the country soon to follow? As 2013 progressed, we learned that state and city revenues were once again improved year-over-year, eventually calming investor fears. And finally, by September, market participants began to respond to the relative opportunity municipal yields were presenting them. All along the curve, purchasers came into the market, only to find that by November, municipals and taxable bonds were moving in the same direction, generally selling-off in light of rising interest rates.

Performance Attribution

Being an intermediate term fund, the Sentinel Georgia Municipal Bond Fund weathered the fiscal year better than funds with longer average maturities. The Barclays Long Municipal Bond Index, for example, registered a -7.18% return for the same twelve month period ending in November 30, 2013. Although the Fund produced a negative return for the year, the relative outperformance was attributable to three factors. Firstly, the Fund’s duration was shorter than the benchmark’s for most of the year as shorter bonds outperformed longer ones during that time period. Secondly, the credit quality of the Fund averaged AA3/AA- during the twelve month period which is higher than that of the index and many managers. This was particularly important as AAA bonds averaged -2.43 % for the year while BAA bonds averaged -7.74% for the same time period. Finally, the Fund only holds Georgia municipal bonds, which, in the index, returned -2.48% for the year versus general market municipals, which averaged -3.51%.

Portfolio Positioning and Outlook

The Fund is positioned to take advantage of rising interest rates and a gradual return to economic stability and growth. The Fund ended the fiscal year with an average maturity of 6.84 years, considerably shorter than that of the benchmark’s 9.94. During the year, positions were added in the revenue sector in anticipation of improving economic conditions in 2013 and 2014. The average coupon of the holdings within the Fund is 5.04% compared to the index’s average of 4.85%, positioning the Fund with higher relative cash flows to take advantage of potentially higher interest rates in 2014.

The Barclays 10-Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years.

The Barclays Long Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have a maturity of greater than 22 years.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graph and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

Class I shares
No
Sales Charge
1 year	-2.95%
3 years	3.08
5 years	4.39
10 years	3.40

Class	Symbol
I	SYGIX

Inception Date of the Fund — 6/30/92

The Fund is a successor to the Synovus Georgia Municipal Bond Fund, which was a successor to a similarly managed collective investment fund, which commenced operations in 1992. Performance for the Class I shares from October 12, 2001 to May 4, 2007 is based on the Synovus Georgia Municipal Bond Fund’s Institutional Class shares. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The total annual operating expense ratio for Sentinel Georgia Municipal Bond Fund Class I shares is 0.68%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. Income may be subject to state and local taxes (in states other than Georgia) and to the alternative minimum tax. Capital gains, if any, will be subject to capital gains taxes.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular holding, either positively or negatively, than a more broadly diversified fund.

The Barclays 10-Year Municipal Bond Index is an unmanaged, market-weighted index based on municipal bonds which have an approximate maturity of ten years. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top 10 Holdings*

		Maturity	Percent of
Description	Coupon	Date	Net Assets
Gwinnett County School District,GA GO	5.00%	02/01/24	11.9%
Columbia County, GA GO	5.00%	04/01/17	9.4%
County of Forsyth, GA GO	5.00%	03/01/22	7.9%
Municipal Electric Auth. of Georgia REV	5.25%	01/01/19	7.7%
Georgia State Road & Tollway Auth. REV	5.00%	06/01/18	7.7%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
Paulding County, GA REV	5.00%	02/01/21	7.5%
County of Gilmer, GA GO	5.00%	04/01/20	7.1%
Houston County Hospital Auth. REV	5.25%	10/01/16	6.2%
City of Columbus, GA REV	5.00%	05/01/20	5.6%
Paulding County School District, GA REV	5.00%	02/01/21	5.5%
Total of Net Assets			76.5%

Average Effective Duration (for all Fixed Income Holdings) 5.6 years**

*“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

**The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

Schedule of Investments

at November 30, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Municipal Bonds 97.4%
Georgia 97.4%
Albany-Dougherty County Hospital Auth. REV
5%, 12/01/25	500 M	$537,060
City of Columbus, GA REV
5%, 05/01/20	750 M	852,007
Cobb County Kennestone Hospital Auth. REV
5.25%, 04/01/20	500 M	580,915
5.25%, 04/01/21	500 M	566,815
Columbia County, GA GO
5%, 04/01/17	1,250 M	1,420,137
Commerce School District, GA GO
5%, 08/01/21	250 M	290,655
County of Forsyth, GA GO
5%, 03/01/22	1,045 M	1,186,859
County of Gilmer, GA GO
5%, 04/01/20	1,000 M	1,077,600
Georgia State Road & Tollway Auth. REV
5%, 06/01/18	1,000 M	1,155,720
Gwinnett County School District, GA GO
5%, 02/01/24	1,500 M	1,794,360
Houston County Hospital Auth. REV
5.25%, 10/01/16	850 M	932,867
Madison County School District, GA GO
5%, 02/01/24	345 M	390,616
Marietta Development Authority, GA REV
5%, 06/15/23	500 M	558,180
Municipal Electric Auth. of Georgia REV
5.25%, 01/01/19	1,000 M	1,163,430
Paulding County School District, GA REV
5%, 02/01/21	750 M	828,900
Paulding County, GA REV
5%, 02/01/21	1,000 M	1,138,800
Winder-Barrow Industrial Building Auth. REV
4%, 12/01/21	215 M	232,080
Total Municipal Bonds (Cost $13,861,541)		14,707,001

	Shares
Institutional Money Market Funds 1.5%
State Street Institutional US Government Money Market Fund (Cost $227,513)	227,513	227,513
Total Investments 98.9% (Cost $14,089,054)†		14,934,514
Other Assets in Excess of Liabilities 1.1%		167,335
Net Assets 100.0%		$15,101,849

†                Cost for federal income tax purposes is $14,089,054. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $845,460 of which $954,748 related to appreciated securities and $109,288 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

Sentinel Government Securities Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager David M. Brownlee, CFA Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2013, the Sentinel Government Securities Fund returned -4.75%.* By comparison, the Barclays U.S. Government/Mortgage Backed Securities (MBS) Index, which became the Fund’s new benchmark effective March 30, 2013, returned -1.58%, and the Fund’s two former benchmarks, the Barclays U.S. Government Bond and Barclays U.S. Mortgage Backed Securities (MBS) Indices, returned -2.14% and -0.81%, respectively.

Bond Market Review

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. In December 2012, the Fed announced an additional stimulus program wherein they would purchase $45 billion of US Treasury securities on a monthly basis. This occurred at a time when the financial markets were fearful of going over the proverbial fiscal cliff, a combination of expiring tax cuts and across-the-board cuts in government spending. Its uncertain impact on an already fragile economy was a major cause for concern. An eleventh hour deal by Congress averted the crisis, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants further confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin scaling back its monthly purchases of US treasuries and mortgage-backed securities (MBS), programs that had begun just a few months earlier. Consequently, interest rates virtually doubled from their early March lows, thus leading to both US treasuries and MBS selling off sharply throughout the summer. The Fed did say that its decision would be data dependent. After widely discounting a September commencement of Fed tapering, bond market participants were stunned again when the Fed opted to delay its reduction in monthly purchases at its September meeting. This was most likely a result of the continual turmoil in Congress over a pending government shutdown and a threatened US government default due to the debt ceiling impasse. Interest rates reversed course to trend lower but finished the twelve-month period well above their lowest levels. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.00%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

Spreads in MBS pass-through pools narrowed while Collateralized Mortgage Obligations (CMOs) spreads widened during the year as redemptions remained high in bond mutual funds and ETFs. Within the MBS sector, Fed-sensitive coupons, namely 2.5% to 3.5% 30-yr FNMAs, still underperformed those of higher coupons given the market’s negative tone with respect to interest rates. Current coupon 30-year mortgage spreads traded in a 67-to-95 basis point spread relative to the 10-year US Treasury Note, closing the year near the narrow end of the range, well through their 10-year averages. However, spreads on CMOs widened sharply due to slowing prepayment speeds, duration extension, and lack of participation by the Federal Reserve. CMO spreads closed at their 10-year averages relative to comparable duration US Treasury securities according to Barclays data. The net effect of these moves resulted in the Barclays MBS Index posting a -0.81% return for the Fund’s 2013 fiscal year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Attribution

Against this backdrop, the Fund* underperformed the Barclays U.S. Government/MBS Index for the twelve-month period by 317 basis points. While our underweight to US Treasury securities was additive to performance, the Fund underperformed primarily due to a heavy position in last cash flow, premium CMOs that exhibited significant spread widening relative to US Treasury securities. In addition, projected prepayment speeds in the MBS market declined sharply in the rising interest rate environment by as much as 30-50%. This elongated cash flow streams within the sector, making both pools and CMOs much longer on an effective duration basis. The Barclays U.S. MBS Index started the fiscal year at a 2.79 year duration, peaked at 5.90 years over the summer, and closed with a duration of 5.56 years on November 30th. However, even with the Federal Reserve’s decision not to cut back on its bond purchases in September, projected prepayment speeds in the MBS sector have been slow to react to the recent decline in interest rates. Hence, MBS cash flows are still exhibiting longer effective durations.

Portfolio Positioning and Outlook

As of November 30 2013, the Fund’s portfolio positioning consisted of 97% exposure to Agency MBS, with 80% in pass-through pools, 17% in CMOs, and 3% cash. The effective duration of the Fund stands around 3.36 years. Recently, we opportunistically reduced the duration of the Fund by swapping longer duration CMOs in favor of shorter duration pass-through pools.

With the recently released firmer US economic data, it seems highly likely that the Federal Reserve will begin trimming their bond purchases over the next few months. However, as much as 60% - 70% of Agency MBS issuance has come from homeowner refinancing over the past year. As of today, 30-year fixed rate mortgages are in the 4.50%-to-4.75% zone and home refinancing is approaching a 5-year low as reported by the Mortgage Bankers Association. MBS supply will continue to diminish as interest rates drift higher, necessitating adjustments by the Federal Reserve as the year progresses.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without Sales	With 2.25%	Without	With 1%	No
	Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	-4.75%	-6.90%	-5.61%	-6.54%	-4.51%
3 years	0.65	-0.12	-0.16	-0.16	0.90
5 years	3.46	3.00	2.64	2.64	3.73
10 years	4.22	3.99	3.24	3.24	4.41

Class	Symbol
A	SEGSX
C	SCGGX
I	SIBWX

Inception Date of the Fund — 9/2/86

Performance of the Class A shares is based on the 2.25% maximum sales charge and is not adjusted to reflect the maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010, nor has it been adjusted to reflect the maximum sales charge of 2% in effect from April 11, 2005 to May 31, 2006. If it was the returns would be lower. Performance for Class C shares prior to their inception on June 1, 2006 is based on the performance of the Class A shares, adjusted to reflect that Class C shares do not charge a front-end sales charge and adjusted to reflect the higher expenses of Class C shares. Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Government Securities Fund Class A, C & I shares: A - 0.81%, C - 1.59%, I - 0.57%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Government/Mortgage Backed Securities (MBS) Index is an unmanaged index comprising U.S. Treasuries and agency debentures, with maturities of one year or longer, and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Barclays U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities of one year or longer.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	2.9%
1 yr. to 2.99 yrs.	5.3%
3 yrs. to 3.99 yrs.	22.0%

Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	53.2%
6 yrs. to 7.99 yrs.	16.0%
8 yrs. and over	0.6%

Average Effective Duration (for all Fixed Income Holdings) 3.4 years*

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
GNMA 782562	5.00%	02/15/39	7.1%
FNMA AI4728	4.50%	07/01/41	4.9%
GNMA II MA1377	4.50%	10/20/43	4.8%
GNMA II MA1227	5.00%	08/20/43	4.8%
FNMA AQ4071	2.50%	04/01/28	4.6%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AL1319	4.50%	10/01/41	4.3%
FHLMC J22900	2.50%	03/01/28	4.2%
FHR 3331 PE	6.00%	06/15/37	4.1%
GNMA II MA1287	4.50%	09/20/43	4.0%
FHLMC G05624	4.50%	09/01/39	3.6%
Total of Net Assets			46.4%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Investment in Securities

at November 30, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 96.8%
U.S. Government Agency Obligations 96.8%
Federal Home Loan Mortgage Corporation 25.7%
Collateralized Mortgage Obligations:
FHR 3331 PE
6%, 06/15/37	19,728 M	$22,596,254
FHR 3859 JB
5%, 05/15/41	14,055 M	15,573,179
FHR 3928 MB
4.5%, 09/15/41	3,085 M	3,290,721
		41,460,154
Mortgage-Backed Securities:
15-Year:
FHLMC J13807
3.5%, 12/01/25	14,964 M	15,749,122
FHLMC J22900
2.5%, 03/01/28	23,361 M	23,420,351
		39,169,473
30-Year:
FHLMC 170141
11%, 09/01/15	86	88
FHLMC 170147
11%, 11/01/15	175	186
FHLMC 360017
11%, 11/01/17	99	108
FHLMC A64971
5.5%, 08/01/37	21 M	23,137
FHLMC G05483
4.5%, 06/01/39	18,487 M	19,794,409
FHLMC G05624
4.5%, 09/01/39	18,588 M	19,921,519
FHLMC A89148
4%, 10/01/39	11,718 M	12,210,013
FHLMC Q01536
5%, 06/01/41	9,765 M	10,632,389
		62,581,849
Total Federal Home Loan Mortgage Corporation		143,211,476
Federal National Mortgage Association 36.8%
Collateralized Mortgage Obligations:
FNR 03-32 BZ
6%, 11/25/32	759 M	859,716
Mortgage-Backed Securities:
15-Year:
FNMA AH3620
3.5%, 01/01/26	10,192 M	10,758,411
FNMA AB4036
3.5%, 12/01/26	18,744 M	19,800,392
FNMA AK6769
3.5%, 03/01/27	14,232 M	15,022,163
FNMA AQ4071
2.5%, 04/01/28	25,425 M	25,465,960
		71,046,926
20-Year:
FNMA 252206
6%, 01/01/19	9 M	9,588
FNMA 758564
6%, 09/01/24	284 M	314,836
FNMA AU6950
3.5%, 10/01/28	14,584 M	15,395,706
		15,720,130
25-Year:
FNMA 251808
10%, 04/01/18	11 M	11,067
30-Year:
FNMA 426830
8%, 11/01/24	22 M	22,548
FNMA 738887
5.5%, 10/01/33	434 M	474,700
FNMA 748895
6%, 12/01/33	234 M	261,373
FNMA 881279
5%, 11/01/36	1,574 M	1,723,932
FNMA 931533
4.5%, 07/01/39	3,928 M	4,200,761
FNMA 931535
5.5%, 07/01/39	2,335 M	2,575,834

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA AE0215
4%, 12/01/39	15,813 M	$16,543,545
FNMA AB1340
4%, 08/01/40	16,469 M	17,251,095
FNMA 190405
4%, 10/01/40	7,742 M	8,093,331
FNMA AI4728
4.5%, 07/01/41	25,275 M	27,064,172
FNMA AB3637
4.5%, 10/01/41	14,428 M	15,437,417
FNMA AL1319
4.5%, 10/01/41	22,468 M	24,052,742
		117,701,450
Total Federal National Mortgage Association		205,339,289
Government National Mortgage Corporation 34.3%
Collateralized Mortgage Obligations:
GNR 07-14 PB
5.4%, 03/20/37	13,500 M	15,208,587
GNR 10-33 PX
5%, 09/20/38	17,025 M	18,727,734
GNR 10-46 GU
5%, 07/20/39	15,260 M	17,028,739
		50,965,060
Mortgage-Backed Securities:
20-Year:
GNMA 623177
6.5%, 08/15/23	33 M	36,813
30-Year:
GNMA 506805
6.5%, 06/15/29	99 M	110,992
GNMA 782562
5%, 02/15/39	36,585 M	39,825,316
GNMA II 004424
5%, 04/20/39	14,360 M	15,626,963
GNMA II MA1227
5%, 08/20/43	24,545 M	26,820,169
GNMA II MA1287
4.5%, 09/20/43	20,883 M	22,580,272
GNMA II MA1288
5%, 09/20/43	7,779 M	8,468,962
GNMA II MA1377
4.5%, 10/20/43	24,940 M	26,970,419
		140,403,093
Total Government National Mortgage Corporation		191,404,966
Total U.S. Government Obligations (Cost $540,075,244)		539,955,731

	Shares
Institutional Money Market Funds 6.8%
State Street Institutional US Government Money Market Fund (Cost $37,795,819)	37,795,819	37,795,819
Total Investments 103.6% (Cost $577,871,063)†		577,751,550
Excess of Liabilities Over Other Assets (3.6)%		(19,886,445)
Net Assets 100.0%		$557,865,105

†                 Cost for federal income tax purposes is $577,878,239. At November 30, 2013 unrealized depreciation for federal income tax purposes aggregated $126,689 of which $1,254,777 related to appreciated securities and $1,381,466 related to depreciated securities.

At November 30, 2013, the following futures contracts were outstanding with $1,510,955 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 400 U.S. Treasury 10-Year Note futures contracts	12/13	$50,656,250	$(123,759)
Short, 200 U.S. Treasury 30-Year Bond futures contracts	12/13	26,443,750	(233,762)
Totals		$77,100,000	$(357,521)
Net payments of variation margin and/or brokerage fees			401,271
Variation margin receivable on open futures contracts			$43,750

The accompanying notes are an integral part of the financial statements.

Sentinel Growth Leaders Fund

(Unaudited)

Jason Wulff Portfolio Manager

Performance Highlights

The Sentinel Growth Leaders Fund returned 24.45%* for the fiscal year ending November 30, 2013, compared to a return of 29.74% for the Russell 1000 Growth Index, and a return of 30.30% for the S&P 500 Index. The Morningstar Large Growth category posted an average return of 30.71% for the same period.

Equity Market Review

Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns over much of the past twelve months, resulting in equity markets reaching all time highs as the fiscal year ended. The market rally began after a last-minute compromise by the US Congress averted the fiscal cliff in December of last year, and was supported by better-than-expected corporate earnings, a robust housing market and a gradually improving employment picture throughout the course of the year. While debt ceiling concerns, debate over Euro viability, and a possible Chinese economic slowdown led to some short-term headwinds during the year, economic data continued to slowly improve and corporate earnings showed resiliency. And while concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy that surfaced in May remain, domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates.

Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors, and after a slow start to the year, growth indices handily outperformed value indices over the past six months. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks, and growth stocks slightly underperformed their value counterparts. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care and Financials, while the worst performing sectors were Telecommunications and Utilities.

Key Performance Attribution

Against this backdrop, the fiscal year ending November 30, 2013 proved to be a challenging year for our quality-focused growth strategy, as non-earners, higher beta, and smaller capitalization companies tended to outperform for much of the year. In terms of performance relative to the Russell 1000 Growth Index, stock selection and an underweight position in the Consumer Discretionary sector proved most challenging. Our ownership of Dollar General in the beginning of year and lack of exposure to Internet retailers resulted in the bulk of underperformance in the sector. Furthermore, the portfolio was also negatively impacted by positions in Freeport-McMoRan Copper & Gold and Cisco Systems during the year. Conversely, stock selection and an underweight position in the Consumer Staples sector was the Fund’s largest positive contributor to relative performance during the year. Our position in Kraft Foods worked well as a result of the takeover by Berkshire Hathaway earlier in the year, and our position in Mondelez International contributed nicely. Strong stock selection within Financials also contributed positively during the year, with BlackRock, Inc. in the Capital Markets industry performing particularly well.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable and growing earnings streams that are trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds over the long term. As of November 30, 2013, the Fund owned, in aggregate, shares of companies that were growing earnings at attractive rates, generating strong free cash flow, and managing their capital prudently. We maintain overweight positions in the Financials and Health Care sectors, and have underweighted the Consumer Staples, Consumer Discretionary and Materials sectors. Despite low confidence in overall macro-economic trends, we continue to find more opportunities in more economically sensitive companies, which tend to have lower embedded growth expectations and more attractive valuations. We recently added names such as WPP, Unilever, Seagate Technology, The Gap and JPMorgan Chase, that exhibit the characteristics we look for. And we continue to look across the market cap spectrum and consider global names as well, as we are finding most new opportunities among larger-cap globally exposed businesses. At period end the Fund held nearly 10% of assets in international securities. Regardless of what 2014 brings, we believe our focus on high quality, prudently managed, fundamentally strong growth companies will serve our shareholders well.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	24.45%	18.25%	21.80%	20.80%	24.54%
3 years	11.49	9.58	9.52	9.52	11.69
5 years	13.62	12.47	11.86	11.86	13.80
10 years	5.84	5.30	4.25	4.25	5.62

Class	Symbol
A	BRFOX
C	SGLFX
I	SIGLX

Inception Date of the Fund - 10/31/99

The Sentinel Growth Leaders Fund began operations on March 17, 2006. Performance prior to March 17, 2006 is based on the performance of its predecessor, the Bramwell Focus Fund, which began operations on October 31, 1999 and was offered without a sales charge. Performance of Class A shares reflects the current maximum sales charge. Performance of Class A shares from their inception on March 17, 2006 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to March 17, 2006 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class C shares prior to their inception on March 17, 2006 is based on the performance of the Bramwell Focus Fund, but reflects the higher ongoing expenses of Class C shares. Performance of the Class I shares from March 17, 2006 to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Performance of the Class I shares prior to March 17, 2006 is based on the performance of the Bramwell Focus Fund. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Growth Leaders Fund Class A, C & I shares: A - 1.36%, C - 3.24%, I - 1.11%. Expense ratio data is sourced from the Fund’s most recent prospectus.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

The Fund is non-diversified and will hold fewer securities than a diversified portfolio. The Fund may be more affected by the performance of a particular stock, either positively or negatively, than a more broadly diversified fund. Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	27.8%
Health Care	17.8%
Consumer Discretionary	15.1%

Sector	Percent of Net Assets
Industrials	13.8%
Financials	11.0%
Consumer Staples	7.1%
Energy	5.4%

Top 10 Holdings**

Description	Percent of Net Assets
Riverbed Technology, Inc.	3.3%
Canadian National Railway Co.	3.2%
Texas Instruments, Inc.	3.1%
ABB Ltd.	3.1%
Medtronic, Inc.	3.1%

Description	Percent of Net Assets
Comcast Corp.	3.0%
US Bancorp	3.0%
Schlumberger Ltd.	2.9%
Tyco Int’l. Ltd.	2.9%
Check Point Software Technologies Ltd.	2.9%
Total of Net Assets	30.5%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

	Shares	Value (Note 2)
Domestic Common Stocks 88.3%
Consumer Discretionary 12.6%
Comcast Corp.	18,000	$866,700
Gap, Inc.	17,000	696,490
Nordstrom, Inc.	11,000	684,310
TJX Cos., Inc.	10,000	628,800
TRW Automotive Holdings Corp.*	9,500	737,200
		3,613,500
Consumer Staples 4.5%
Costco Wholesale Corp.	4,960	622,133
PepsiCo, Inc.	8,000	675,680
		1,297,813
Energy 5.4%
Marathon Oil Corp.	19,430	700,257
Schlumberger Ltd.	9,500	839,990
		1,540,247
Financials 11.0%
CME Group, Inc.	10,000	819,500
JPMorgan Chase & Co.	13,000	743,860
The Travelers Cos., Inc.	8,000	725,920
US Bancorp	22,000	862,840
		3,152,120
Health Care 17.8%
Eli Lilly & Co.	11,500	577,530
Gilead Sciences, Inc.*	10,500	785,505
Henry Schein, Inc.*	6,000	684,000
Medtronic, Inc.	15,300	876,996
Stryker Corp.	8,800	654,896
UnitedHealth Group, Inc.	11,000	819,280
Zoetis, Inc.	22,000	685,300
		5,083,507
Industrials 10.7%
Boeing Co.	4,500	604,125
Canadian National Railway Co.	8,060	906,750
Tyco Int’l. Ltd.	22,000	839,080
Verisk Analytics, Inc.*	11,000	716,210
		3,066,165
Information Technology 26.3%
Accenture PLC	10,050	778,574
Altera Corp.	19,000	612,750
Check Point Software Technologies Ltd.*	13,500	835,110
Cisco Systems, Inc.	35,000	743,750
KLA-Tencor Corp.	12,000	766,440
NetApp, Inc.	18,700	771,375
Riverbed Technology, Inc.*	54,000	934,200
Seagate Technology PLC	9,600	470,784
Synopsys, Inc.*	20,000	732,600
Texas Instruments, Inc.	21,000	903,000
		7,548,583
Total Domestic Common Stocks (Cost $21,794,801)		25,301,935
Foreign Stocks & ADR’s 9.7%
Netherlands 2.6%
Unilever NV ADR	19,000	745,940
South Korea 1.5%
Samsung Electronics Co Ltd.
	300	423,509
Switzerland 3.1%
ABB Ltd. ADR	35,040	895,272
United Kingdom 2.5%
WPP PLC ADR	6,500	719,940
Total Foreign Stocks & ADR’s (Cost $2,539,555)		2,784,661
Institutional Money Market Funds 2.1%
State Street Institutional US Government Money Market Fund (Cost $609,951)	609,951	609,951
Total Investments 100.1% (Cost $24,944,307)†		28,696,547
Excess of Liabilities Over Other Assets (0.1)%		(22,650)
Net Assets 100.0%		$28,673,897

*                 Non-income producing.

†                 Cost for federal income tax purposes is $25,127,241. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $3,569,306 of which $3,705,963 related to appreciated securities and $136,657 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel International Equity Fund

(Unaudited)

Katherine Schapiro, CFA Portfolio Manager Andrew Boczeck Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2013, the Sentinel International Equity Fund returned 26.93%*, compared to the 24.84% total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index) and the 21.69% return for the Morningstar Foreign Large Blend category.

Equity Market Review

As we entered fiscal 2013, the outlook for global stock markets remained clouded by various concerns including austerity and recession throughout much of Europe, anemic recovery and stubbornly high unemployment rates in the US, and a significant slowdown for China’s growing economy, with knock on effects for other emerging and resource-oriented markets. Throughout the year, events rattled investor confidence whether an impending government shutdown in the US, a banking crisis in Cyprus, a contentious election in Italy or leadership transition in China. But, perhaps surprisingly, a lot of things went right, encouraging investors to shake off most concerns and enjoy the bull run. Importantly, fears of an impending break up of the euro currency largely evaporated given remarkably little political pressure to abandon the common currency in spite of record high employment and continued austerity in countries such as Spain, Ireland and Greece. Instead, anemic domestic demand and weak banking systems led to internal adjustments, like falling wages, which resulted in significant improve-ments in these countries’ external balances. In addition, and despite the bad rap received from certain critics, European Union- and International Monetary Fund-imposed fiscal austerity led to reduced budget deficits and thus lower borrowing costs across the European periphery. By the end of the period, both Ireland and Spain were on the verge of exiting their bailout programs. The big positive moves in Spanish, Irish and Greek stocks over the course of the year reflected the genuine progress in returning those countries to balanced growth.

A review of the fiscal year would not be complete without a comment on Japan. It was approximately one year ago that the world was introduced to the concept of Abenomics, an economic strategy proposed by newly elected Japanese Prime Minister Shinzo Abe to help resurrect the fortunes of that country’s moribund economy. Abenomics consists of the so-called “Three Arrows,” starting with 1) bold monetary policy to lift the country from decades of deflation, to be followed by 2) increased government spending on infrastructure, and 3) structural reform of the economy. The first of the three arrows, a big increase in the size of the central bank’s balance sheet over the next couple of years, certainly revived the animal spirits of the stock market in Japan. In the first half of the fiscal year, Japan’s stock market was by far the best performing among major markets. Although it entered a trading range in the second half, and in spite of a decline exceeding -20% in the yen vs. the US dollar for the 12-month period, the Japanese market still provided some of the best returns for the year.

In contrast to the strong stock markets in Japan and Europe, emerging markets and other commodity-intensive stock markets tended to underperform sharply during the fiscal year. Canada and Australia, for example, produced only single digit returns, while Brazil, India and Chile were in the red. Many of the emerging and resources-oriented economies felt the negative effects of China’s slowdown, including lower demand for many commodities and the subsequent fall in prices. Yet, these countries still grappled with rising wage rates causing margin pressures and earnings disappointments. Greater China markets, including Hong Kong and Taiwan, also underperformed during the fiscal year, as China successfully engineered a slowdown in its economy’s expansion and installed a new government. Importantly, however, the transition from export- and investment-led economic growth to a more balanced economic model remains a work in progress.

Key Performance Attribution

The past year was decidedly good for global equity investors, capping an impressive, albeit volatile five year run. The Fund was particularly well balanced throughout the year to benefit from several broad trends, in particular the tendency of small and mid-capitalization stocks to outperform larger peers, globally, with approximately 30.5% of the Fund’s investments in small and mid-capitalization stocks compared to about 10.5% for the benchmark, as measured by Morningstar.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Among the Fund’s holdings, NORMA Group SE (Germany), Cyberagent, Inc. (Japan) and Panalpina World Transport (Holding) Ag (Switzerland) were a few examples of small/mid-cap winners for the fiscal year. The Fund was also a beneficiary of its average double weight position in the Consumer Discretionary sector, the best performing sector in the Fund and second best in the benchmark. Over the course of the year, the Fund held nearly twice the weight of the index at 21.5% vs. 11.5%. Key holdings in the sector included French auto manufacturer, Renault SA, British advertising and media giant, WPP Plc, and Luxembourg-based TV and radio stations operator, RTL Group SA. The Fund’s Utilities exposure was also a key contributor to our performance during the year, given the 40%+ (in USD) return of Spain’s Red Electrica Corp. SA, the Fund’s sole holding in the sector. Stand out returns were also experienced among the Fund’s Industrials holdings, compared to the benchmark. Finally, strong stock selection in Japan more than compensated for the Fund’s average 11.4% weight vs. the benchmark’s weight in Japan of 21.2%. The Fund’s single best contributor to the year’s return was Japan Exchange Group, Inc., operator of the Tokyo Stock Exchange and other main securities exchanges, with more than a double in USD terms within six months, after which we sold it.

The Fund’s investments in emerging markets were the largest drag on performance during the year, with particularly disappointing returns from stocks in Brazil and India, including BM&F Bovespa, operator of Brazil’s equity and derivatives exchanges, and Shriram Transport Finance, an Indian specialty lender. Over the course of the year, approximately 12.1% of the Fund’s assets were invested in emerging markets.

From a global sector standpoint, the Fund’s underweight position and stock selection in the Financials sector was the greatest detractor from performance for the period, followed by stock selection within the underweight Energy sector, driven largely by Italian oil services provider, Saipem, which had been a big contributor to performance in fiscal 2012. Interestingly, the best performance for the MSCI EAFE Index came from Telecommunications, thanks in part to the market’s positive reaction to Vodafone, a holding in the Fund, and the sale of its stake in Verizon Wireless to Verizon. However, the Fund was underweight the sector and did not benefit as much from the sector’s strength.

Portfolio Positioning and Outlook

As we look toward 2014, we know from experience that it is very difficult in such a competitive world for companies to build value at a rate faster than global GDP growth. Given the strong returns experienced this past year, one of slow global growth, it is practical to expect lower rates of return in the coming year despite an expectation for better global growth. Looking regionally, we remain somewhat skeptical about Abenomics, viewing Japanese deflation more as a symptom of high debt and poor demographics than as a cause of the country’s ills, and remain under invested in the country compared to the index. However, additional monetary stimulus and potential continuation of the bull market in Japanese equities is certainly not out of the question. We believe our focus on Japanese companies with good governance practices and management strategies aimed at delivering high returns on capital employed will continue to provide attractive investment opportunities and holds the potential to deliver above-index returns over time.

There are also hopeful signs of increasing the role of private markets in China, including the liberalization of interest rates and the opening of the capital account. Economic growth is forecast to remain in the mid to high single digits, a slowdown from the past decade’s scorching pace of growth, but still a remarkable performance for the world’s second largest economy. In our opinion, the country’s new leadership has demonstrated an understanding of the weaknesses of the investment/export-led model of the last decade and the major challenges it faces in moving China to a more sustainable, yet more modest growth path. Following a couple of years of relative underperformance, China-related stocks could present an opportunity for investors in the coming year.

While showing signs of economic improvement, significant risks and challenges remain in Europe. Sovereign debt burdens and unemployment rates in the European peripheral countries remain excessive and will have to come down over the medium term. Progress must be made on strengthening the institutional framework of the eurozone to allow fiscal burden sharing and cross-country resolution of bad banks. In our opinion, as long as the region’s economies remain out of balance, there will be persistent political pressures that keep investment risk elevated. Therefore, we trimmed positions and took profits on a number of European holdings where valuations expanded beyond the reasonable outlook for business prospects over the coming year.

Overall, we feel confident that if we continue to identify exceptional businesses trading at reasonable valuations and run by shareholder-friendly managements, we have the potential to outperform the benchmark over time. And although international stocks are not as cheap, on average, as they were during the depths of despair eighteen months ago, we continue to find possible investments that meet our valuation criteria. We look forward to watching the underlying value of these businesses grow, to the long term benefit of the Fund and its shareholders.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	26.93%	20.61%	24.92%	23.92%	27.64%
3 years	8.72	6.87	7.08	7.08	9.26
5 years	14.23	13.07	12.53	12.53	14.71
10 years	7.59	7.03	6.19	6.19	7.86

Class	Symbol
A	SWRLX
C	SWFCX
I	SIIEX

Inception Date of the Fund — 3/1/93

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel International Equity Fund Class A, C & I shares: A - 1.46%, C - 3.05%, I - 0.94%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the International Equity Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors *

Sector	Percent of Net Assets
Consumer Discretionary	24.5%
Financials	14.2%
Information Technology	13.3%
Industrials	12.0%
Consumer Staples	9.3%

Sector	Percent of Net Assets
Materials	8.8%
Health Care	8.6%
Utilities	2.8%
Energy	2.6%
Telecommunication Services	1.7%

Top Geographical Weightings

Country	Percent of Net Assets
United Kingdom	16.3%
Switzerland	15.3%
France	12.6%
Japan	11.2%
Germany	8.6%

Country	Percent of Net Assets
Hong Kong	5.4%
United States	4.4%
China	3.1%
Spain	2.8%
South Korea	2.5%

Top 10 Holdings**

Description	Percent of Net Assets
Adecco SA	3.5%
CyberAgent, Inc.	3.0%
Renault SA	2.9%
Nestle SA	2.8%
Red Electrica Corp SA	2.8%

Description	Percent of Net Assets
Check Point Software Technologies Ltd.	2.7%
Cheung Kong Holdings Ltd.	2.7%
Sanofi	2.6%
SAP AG	2.6%
Panalpina Welttransport Holding AG	2.6%
Total of Net Assets	28.2%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 4.4%
Industrials 1.7%
Ritchie Bros Auctioneers, Inc.	130,000	$2,684,500
Information Technology 2.7%
Check Point Software Technologies Ltd.*	70,000	4,330,200
Total Domestic Common Stocks (Cost $5,773,710)		7,014,700

Foreign Stocks & ADR’s 93.4%
Brazil 2.1%
BM&F Bovespa SA	300,000	1,514,062
Itau Unibanco Holding SA ADR	132,000	1,857,240
		3,371,302

Chile 1.2%
Sociedad Quimica y Minera de Chile SA ADR	75,000	1,875,750

China 3.1%
Baidu, Inc. ADR*	21,000	3,497,970
Want Want China Holdings Ltd.	1,000,000	1,483,364
		4,981,334
France 12.6%
Christian Dior SA	20,000	3,900,253
Edenred SA	80,000	2,885,454
L’Oreal SA	15,000	2,509,489
Renault SA	53,000	4,700,913
Sanofi	40,000	4,229,826
Total SA ADR	35,000	2,111,200
		20,337,135

Germany 8.6%
Allianz SE ADR	200,000	3,489,000
Fresenius SE & Co KGaA	20,000	2,831,114
Fuchs Petrolub SE	20,000	1,654,653
NORMA Group AG	35,000	1,769,480
SAP AG	50,000	4,140,029
		13,884,276

Hong Kong 5.4%
Cheung Kong Holdings Ltd.	270,800	4,278,924
Hang Lung Properties Ltd.	520,000	1,743,920
Prince Frog Int’l. Holdings Ltd.	1,500,000	744,907
Television Broadcasts Ltd.	319,700	2,000,019
		8,767,770

India 2.1%
Shriram Transport Finance Co Ltd.	355,000	3,351,736

Italy 2.2%
Buzzi Unicem SpA	95,000	1,628,706
Buzzi Unicem SpA DI RISP *	200,000	1,900,541
		3,529,247
Japan 11.2%
CyberAgent, Inc.	130,000	4,842,080
Honda Motor Co Ltd.	70,000	2,959,238

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Mitsubishi Estate Co Ltd.	70,000	$1,943,666
Nippon Television Holdings, Inc.	200,000	3,487,430
Nitori Holdings Co Ltd.	28,000	2,594,288
Shimamura Co Ltd. *	22,000	2,257,457
		18,084,159

Luxembourg 1.8%
RTL Group SA	23,500	2,836,514

Netherlands 1.3%
ASML Holding NV ADR	22,000	2,054,360

Singapore 1.2%
Singapore Technologies Engineering Ltd.	600,000	1,931,397

South Africa 1.7%
MTN Group Ltd.	140,000	2,721,223

South Korea 2.5%
Samsung Electronics Co Ltd.	2,800	3,952,755

Spain 2.8%
Red Electrica Corp SA	70,000	4,486,582

Sweden 2.0%
Telefonaktiebolaget LM Ericsson	256,000	3,190,214

Switzerland 15.3%
Adecco SA	74,000	5,698,274
Nestle SA	62,000	4,527,994
Novartis AG	39,000	3,082,740
Panalpina Welttransport Holding AG	25,000	4,123,228
Roche Holding AG	14,000	3,902,918
Swatch Group AG	5,000	3,276,518
		24,611,672

United Kingdom 16.3%
Alent PLC	720,000	3,983,318
Countrywide PLC	310,000	2,707,022
Diageo PLC	100,000	3,185,214
HSBC Holdings PLC	174,408	1,947,078
Hunting PLC	161,000	2,102,928
Informa PLC	330,000	3,011,304
Johnson Matthey PLC	60,000	3,113,194
Tesco PLC	420,000	2,392,004
WPP PLC	170,000	3,759,240
		26,201,302
Total Foreign Stocks & ADR’s (Cost $109,269,936)		150,168,728
Institutional Money Market Funds2.1%
State Street Institutional Us Government Money Market fund (Cost $3,440,288)	3,440,288	3,440,288

Total Investments 99.9% (Cost $118,483,934)†		160,623,716

Other Assets in Excess of Liabilities 0.1%		218,024

Net Assets 100.0%		$160,841,740

*                 Non-income producing.

†                 Cost for federal income tax purposes is $118,483,934. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $42,139,782 of which $45,031,849 related to appreciated securities and $2,892,067 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Mid Cap Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Mid Cap Fund returned 30.17%* for the fiscal year ending November 30, 2013, compared to returns of 33.81% for the Russell Midcap Index, 32.33% for the Standard & Poor’s MidCap 400 Index, and 32.91% for the Morningstar Mid-Cap Growth category during the same time period.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns, which in particular benefitted mid cap stocks. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks.

While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors.

The best performing sectors in the Russell Midcap Index were Health Care, Consumer Discretionary, Information Technology, and Industrials, while Consumer Staples, Utilities, Materials, Telecommunications, Energy, and Financials underperformed.

Key Performance Attribution

2013 was a good year to be invested in mid cap securities as they outperformed large caps. Although we are pleased with our absolute return of 30.17%, it fell short of the indices and peers primarily as a result of employing our conservative mid cap strategy which puts a premium on identifying quality companies with solid business models selling at a discount to our price target. Unfortunately, these types of companies typically tend to underperform in strong up markets such as 2013.

In terms of performance relative to the Russell Midcap Index, the Energy sector was our top performing sector primarily due to strong stock selection with the Fund’s sector exposure returning +54% compared to the benchmark’s sector return of +29%. Our positions in energy service company Core Labs NV and North American driller SM Energy were standout performers as was our holding in Plains Exploration & Production. Our second best performing sector was Financials, with the Fund’s sector exposure returning 35% compared to 28% for the benchmark sector. Regional banks City National and East West Bancorp were top performers.

Information Technology was our most challenging sector relative to the Midcap Index with a Fund sector return of 21% compared to 35% for the benchmark sector. Software firm Nuance Communication and network equipment manufacturer F5 Networks both experienced lower-than-expected demand for their products and declined on an absolute

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

basis in a strong up market. The Industrials sector also experienced challenging relative performance with a return of 28% for the Fund’s sector exposure compared to 42% for the benchmark sector. Similar to Information Technology dynamics, we believe our more conservative growth and lower beta bias hampered relative returns in a strong up market. Additionally, holdings such as Joy Global and Ritchie Bros. Auctioneers experienced weakness in their industrial end markets.

Portfolio Positioning and Outlook

Going into 2014, we are cautiously optimistic that we will see positive outcomes once again for equity markets and mid cap stocks though perhaps not as robust or consistent as those of 2013. We believe that 2014 could exhibit greater levels of volatility and lower levels of correlation as we enter the sixth year of the current economic and market cycle. We are encouraged by well capitalized corporate balance sheets to fund share repurchases, dividends, and acquisitions. Additionally, mid cap companies have tightly managed their operating and capital expenses, which could provide strong profit margin upside if we experience an acceleration in growth. On the cautious side, we are cognizant of current mid cap stock valuations relative to historic absolute and relative levels, as well as potential downside risks of global monetary stimulus and their uncertain long-term consequences.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality mid cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	30.17%	23.66%	28.88%	27.88%	30.70%
3 years	16.02	14.06	14.64	14.64	16.40
5 years	18.81	17.60	17.17	17.17	19.20
10 years	6.35	5.80	4.96	4.96	6.58

Class	Symbol
A	SWRLX
C	SWFCX
I	SIIEX

Inception Date of the Fund - 9/15/69

Performance of the Class A shares prior to June 30, 2012 has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares prior to their inception on August 27, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Mid Cap Fund Class A, C & I shares: A - 1.38%, C - 2.67%, I - 1.12%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Consumer Discretionary	18.6%
Information Technology	18.1%
Industrials	17.4%
Financials	15.1%

Sector	Percent of Net Assets
Health Care	11.5%
Energy	6.2%
Materials	4.3%
Consumer Staples	3.7%
Utilities	1.3%

Top 10 Holdings**

Description	Percent of Net Assets
Quanta Services, Inc.	2.1%
Foot Locker, Inc.	2.1%
Dentsply Int’l., Inc.	2.1%
Skyworks Solutions, Inc.	2.0%
Microchip Technology, Inc.	1.9%

Description	Percent of Net Assets
Riverbed Technology, Inc.	1.8%
John Wiley & Sons, Inc.	1.7%
Jarden Corp.	1.7%
LKQ Corp.	1.6%
Hanesbrands, Inc.	1.6%
Total of Net Assets	18.6%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 90.6%
Consumer Discretionary 18.6%
Ascena Retail Group, Inc.*	85,920	$1,830,096
BorgWarner, Inc.	19,410	2,080,170
Dick’s Sporting Goods, Inc.	37,290	2,107,631
Dollar Tree, Inc.*	40,170	2,235,460
Foot Locker, Inc.	84,500	3,286,205
Hanesbrands, Inc.	34,690	2,431,769
Jarden Corp.*	47,895	2,693,615
John Wiley & Sons, Inc.	53,560	2,729,418
LKQ Corp.*	75,060	2,488,239
Morningstar, Inc.	17,830	1,487,200
Penn National Gaming, Inc.*	80,700	1,165,308
PVH Corp.	13,970	1,870,862
Texas Roadhouse, Inc.	44,500	1,245,110
Tractor Supply Co.	21,140	1,547,659
		29,198,742
Consumer Staples 3.7%
Church & Dwight Co., Inc.	34,400	2,244,600
Energizer Holdings, Inc.	18,160	2,003,956
Flowers Foods, Inc.	70,950	1,541,744
		5,790,300
Energy 6.2%
Core Laboratories NV	7,500	1,366,050
Dril-Quip, Inc.*	15,120	1,641,427
Range Resources Corp.	8,600	667,790
SM Energy Co.	27,380	2,413,273
Superior Energy Services, Inc.*	77,410	1,972,407
Tidewater, Inc.	30,070	1,715,193
		9,776,140
Financials 12.3%
Affiliated Managers Group, Inc.*	8,770	1,756,192
City National Corp.	25,300	1,931,908
East West Bancorp, Inc.	56,640	1,941,619
Everest Re Group Ltd.	14,400	2,258,352
HCC Insurance Holdings, Inc.	37,800	1,738,044
Invesco Ltd.	61,460	2,141,881
Raymond James Financial, Inc.	45,000	2,168,100
Signature Bank*	17,630	1,873,188
WR Berkley Corp.	41,100	1,799,769
Zions Bancorporation	60,700	1,780,331
		19,389,384
Health Care 10.2%
Dentsply Int’l., Inc.	68,820	3,273,079
Henry Schein, Inc.*	14,680	1,673,520
IDEXX Laboratories, Inc.*	15,790	1,644,686
Illumina, Inc.*	9,600	940,800
Masimo Corp.*	52,930	1,515,386
MEDNAX, Inc.*	21,860	2,422,088
Resmed, Inc.	27,790	1,356,430
Techne Corp.	18,230	1,559,394
Varian Medical Systems, Inc.*	20,910	1,632,026
		16,017,409
Industrials 17.4%
Ametek, Inc.	41,755	2,055,181
B/E Aerospace, Inc.*	25,080	2,181,960
Cintas Corp.	29,120	1,616,160
Flowserve Corp.	22,530	1,608,191
Genesee & Wyoming, Inc.*	20,530	1,974,986
IHS, Inc.*	18,580	2,126,109
Jacobs Engineering
Group, Inc.*	34,700	2,074,019
Joy Global, Inc.	13,300	752,248
Masco Corp.	55,900	1,253,278
Quanta Services, Inc.*	112,600	3,334,086
Regal Beloit Corp.	26,770	1,969,737
Ritchie Bros Auctioneers, Inc.	56,690	1,170,649
Roper Industries, Inc.	11,850	1,536,945
Stericycle, Inc.*	17,375	2,041,215
Waste Connections, Inc.	40,100	1,761,994
		27,456,758
Information Technology 16.6%
Altera Corp.	73,400	2,367,150
Dolby Laboratories, Inc.	55,400	1,990,522

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
FLIR Systems, Inc.	34,840	$1,033,703
Informatica Corp.*	48,600	1,886,166
Microchip Technology, Inc.	67,940	2,941,122
Nuance Communications, Inc.*	175,130	2,367,758
ON Semiconductor Corp.*	187,100	1,326,539
Open Text Corp.	27,530	2,359,046
Plantronics, Inc.	35,410	1,583,889
Riverbed Technology, Inc.*	167,550	2,898,615
Semtech Corp.*	38,530	1,145,112
Skyworks Solutions, Inc.*	116,300	3,092,417
Trimble Navigation Ltd.*	35,590	1,135,321
		26,127,360
Materials 4.3%
Airgas, Inc.	10,910	1,185,153
AptarGroup, Inc.	27,500	1,785,300
Rockwood Holdings, Inc.	23,500	1,608,810
Steel Dynamics, Inc.	117,050	2,132,651
		6,711,914
Utilities 1.3%
ITC Holdings Corp.	22,450	2,031,276
Total Domestic Common Stocks (Cost $99,256,351)		142,499,283

Foreign Stocks & ADR’s 2.8%
Israel 1.5%
NICE Systems Ltd. ADR	61,140	2,406,471

United Kingdom 1.3%
Shire Ltd. ADR	14,630	1,986,900
Total Foreign Stocks & ADR’s (Cost $2,961,729)		4,393,371
Real Estate Investment Trusts 2.8%
Financials 2.8%
Digital Realty Trust, Inc.(a)	24,000	1,133,760
Gaming and Leisure
Properties, Inc.*	34,310	1,582,377
Home Properties, Inc.(a)	31,800	1,672,044
Total Real Estate Investment Trusts (Cost $4,424,731)		4,388,181

Institutional Money Market Funds 1.5%
State Street Institutional Us Government Money Market Fund (Cost $2,416,738)	2,416,738	2,416,738

	Principal
	Amount
	(M=$1,000)
U.S. Treasury Obligations 2.5%

U.S. Treasury Bill 0.0255%, 12/05/13 (Cost $3,999,989)	4,000 M	3,999,989
Total Investments 100.2% (Cost $113,059,538)†		157,697,562

Excess of Liabilities Over Other Assets (0.2)%		(359,524)

Net Assets 100.0%		$157,338,038

*                 Non-income producing.

†                 Cost for federal income tax purposes is $113,619,191. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $44,078,371 of which $46,082,498 related to appreciated securities and $2,004,127 related to depreciated securities.

(a)         Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Short Maturity Government Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager David M. Brownlee, CFA Portfolio Manager

Performance Highlights

For the fiscal year ended November 30, 2013, the Sentinel Short Maturity Government Fund returned -0.82%.* By comparison, the Barclays 1-3 Year U.S. Government Bond Index returned +0.54% and the Barclays U.S. MBS Index returned -0.81%. The Morningstar Short Government category average return was -0.64% during the same period.

Bond Market Review

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. In December 2012, the Fed announced an additional stimulus program wherein they would purchase $45 billion of US Treasury securities on a monthly basis. This occurred at a time when the financial markets were fearful of going over the proverbial fiscal cliff, a combination of expiring tax cuts and across-the-board cuts in government spending. It’s uncertain impact on an already fragile economy was a major cause for concern. An eleventh hour deal by Congress averted the crisis, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants further confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin scaling back its monthly purchases of US treasuries and mortgage-backed securities (MBS), programs that had begun just a few months earlier. Consequently, interest rates virtually doubled from their early March lows, thus leading to both US treasuries and MBS selling off sharply throughout the summer. The Fed did say that its decision would be data dependent. After widely discounting a September commencement of Fed tapering, bond market participants were stunned again when the Fed opted to delay its reduction in monthly purchases at its September meeting. This was most likely a result of the continual turmoil in Congress over a pending government shutdown and a threatened US government default due to the debt ceiling impasse. Interest rates reversed course to trend lower but finished the twelve-month period well above their lowest levels. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.00%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

Spreads in MBS pass-through pools narrowed while Collateralized Mortgage Obligations (CMOs) spreads widened during the year as redemptions remained high in bond mutual funds and ETFs. Within the MBS sector, Fed-sensitive coupons, namely 2.5% to 3.5% 30-yr FNMAs, still underperformed those of higher coupons given the market’s negative tone with respect to interest rates. Current coupon 30-year mortgage spreads traded in a 67-to-95 basis point spread relative to the 10-year US Treasury Note, closing the year near the narrowend of the range, well through their 10-year averages. However, spreads on CMOs widened sharply due to slowing prepayment speeds, duration extension, and lack of participation by the Federal Reserve. CMO spreads closed at their 10-year averages relative to comparable duration US Treasury securities according to Barclays data. The net effect of these moves resulted in the Barclays MBS Index posting a -0.81% return for the year.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Performance Attribution

Against this backdrop, the Fund performed in-line with the Barclays U.S. MBS Index for the twelve-month period ending November 30th. However, performance relative to the Barclays 1-3 Year U.S. Government Bond Index proved a bit more challenging during the year given the Fund’s heavy position in short duration CMOs which widened significantly in spreads relative to US Treasury securities. In addition, projected prepayment speeds in the MBS market declined sharply in the rising interest rate environment by as much a 30-50%. This elongated cash flow streams within the sector, making both pools and CMOs much longer on an effective duration basis. The Barclays U.S. MBS Index started the fiscal year at a 2.79 year duration, peaked at 5.90 years over the summer, and closed with a duration of 5.56 years on November 30th. However, even with the Federal Reserve’s decision not to cut back on its bond purchases in September, projected prepayment speeds in the MBS sector have been slow to react to the recent decline in interest rates. Hence, MBS cash flows are still exhibiting longer effective durations.

Portfolio Positioning and Outlook

As of November 30, 2013, the Fund’s portfolio positioning consisted of 88% exposure to CMOs, 7% Agency MBS pass-through pools, 2% in CMBS, and 3% cash. The effective duration of the Fund stood at 2.11 years.

With the recently released firmer US economic data, it seems highly likely that the Federal Reserve will begin trimming their bond purchases over the next few months. However, as much as 60% - 70% of Agency MBS issuance has come from homeowner refinancing over the past year. As of today, 30-year fixed rate mortgages are in the 4.50%-to-4.75% zone and home refinancing is approaching a 5-year low as reported by the Mortgage Bankers Association. We believe MBS supply will continue to diminish as interest rates drift higher, necessitating adjustments by the Federal Reserve as the year progresses.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 1% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2003 — November 30, 2013

Growth of a $50,000 Investment (Class S shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class S shares
	Without	With 1%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	-0.82%	-1.80%	-1.19%
3 years	0.28	-0.04	-0.08
5 years	1.97	1.77	1.58
10 years	2.72	2.61	2.29

Class	Symbol
A	SSIGX
S	SSSGX

Inception Date of the Fund — 3/27/95

Performance of the Class A shares prior to June 1, 2006, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.35% to 0.25%. If it had, those returns would be higher. The Class A returns are based on the 1% maximum sales charge and are not adjusted to reflect a maximum sales charge of 3% in effect from June 1, 2006 to December 31, 2008. If they were, the returns would be lower.

The performance of the Class S shares prior to their inception on March 4, 2005 is based on the performance of the Fund’s Class A shares, adjusted to reflect that Class S shares do not charge a front-end sales charge and adjusted for Class S’s higher expenses.

The following are total annual operating expense ratios for Sentinel Short Maturity Government Fund Class A & S shares: A - 0.86%, S - 1.25%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and generally increase when interest rates fall. A fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. Fund shares are not insured or guaranteed by the U.S. government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays 1-3 Year U.S. Government Bond Index is an unmanaged index comprising U.S. government and government agency securities with maturities between one and three years.

The Barclays U.S. Mortgage Backed Securities (MBS) Index is an unmanaged index of agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	9.0%
1 yr. to 2.99 yrs.	77.2%
3 yrs. to 3.99 yrs.	10.2%
4 yrs. to 5.99 yrs.	3.6%

Average Effective Duration (for all Fixed Income Holdings) 2.1 years*

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNR 10-64 AD	3.00%	12/25/20	6.6%
FNR 11-137 KC	2.00%	01/25/27	6.5%
FHR 4022 AH	1.50%	12/15/25	5.6%
FNR 11-3 EL	3.00%	05/25/20	5.2%
FNR 10-153 AC	2.00%	11/25/18	4.9%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHR 3772 HC	3.00%	10/15/18	4.7%
FNR 10-83 AK	3.00%	11/25/18	4.6%
FNR 12-53 CD	1.50%	05/25/22	4.6%
FHR 4039 PB	1.50%	05/15/27	3.4%
FNR 09-113 DB	3.00%	12/25/20	3.1%
Total of Net Assets			49.2%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 94.7%
U.S. Government Agency Obligations 94.7%
Federal Home Loan Mortgage Corporation 32.0%
Collateralized Mortgage Obligations:
FHR 2353TD
6%, 09/15/16	31 M	$33,119
FHR 3261 AG
5.5%, 01/15/17	7 M	6,538
FHR 2508 CK
5%, 10/15/17	2,481 M	2,632,291
FHR 2510 AJ
5%, 10/15/17	1,282 M	1,359,720
FHR 2530 BH
5%, 11/15/17	2,906 M	3,081,956
FHR 3562 AN
4%, 12/15/17	2,202 M	2,334,748
FHR 3604 AG
4%, 12/15/17	2,850 M	2,920,877
FHR 2629 BL
4.5%, 01/15/18	2,190 M	2,221,103
FHR 2635 DG
4.5%, 01/15/18	648 M	658,743
FHR 2642 WP
4.5%, 02/15/18	859 M	867,468
FHR 3772 HC
3%, 10/15/18	45,269 M	47,009,687
FHR 3659 DE
2%, 03/15/19	2,905 M	2,950,053
FHR 3645 EH
3%, 12/15/20	10,189 M	10,577,959
FHR 3874 BD
3%, 06/15/21	7,232 M	7,564,590
FHR 3574 EA
3%, 09/15/21	15,182 M	15,611,721
FHR 3414 A
4.5%, 07/15/22	1,880 M	1,908,042
FHR 3571 BA
4.5%, 04/15/23	2,427 M	2,466,882
FHR 3780 TL
3.75%, 04/15/24	11,196 M	11,718,194
FHR 3829 CA
4%, 08/15/24	6,274 M	6,516,578
FHR 3665 GP
3.5%, 05/15/25	7,828 M	8,419,201
FHR 4022 AH
1.5%, 12/15/25	57,059 M	56,207,368
FHR 4039 PB
1.5%, 05/15/27	34,602 M	33,604,542
FHR 4238 TL
1.25%, 08/15/27	26,025 M	25,808,008
FHR 3681 AH
4%, 10/15/27	4,026 M	4,111,242
FHR 2927 ED
4%, 01/15/35	3,870 M	3,955,723
FHR 3638 PA
4.5%, 03/15/37	4,416 M	4,523,779
		259,070,132
Mortgage-Backed Securities:
10-Year:
FGCI J14193
3.5%, 01/01/21	1,765 M	1,871,853
FGCI J14483
3.5%, 02/01/21	2,230 M	2,364,344
FGCI J14614
3.5%, 03/01/21	3,336 M	3,536,498
FGCI J14793
3.5%, 03/01/21	1,582 M	1,677,519
FGCI J15846
3.5%, 06/01/21	334 M	354,407
		9,804,621
15-Year:
FHLMC G10965
7.5%, 10/01/14	2 M	1,537

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FHLMC E82128
7%, 03/01/15	2 M	$2,065
FHLMC E00843
8%, 04/01/15	1 M	1,098
FHLMC E01009
6.5%, 08/01/16	106 M	111,667
FHLMC G11585
7%, 02/01/17	44 M	45,723
FHLMC E88357
6.5%, 03/01/17	23 M	23,139
FHLMC E98706
5%, 08/01/18	988 M	1,052,142
FGCI B10742
4.5%, 11/01/18	581 M	617,093
FHLMC B12434
4.5%, 03/01/19	998 M	1,059,765
FHLMC J05907
6%, 08/01/19	1,745 M	1,883,543
FGCI G13841
4%, 05/01/20	7,461 M	7,932,401
FGCI J15844
3.5%, 07/01/21	1,521 M	1,612,653
FHLMC J14198
3.5%, 01/01/26	14,381 M	15,137,035
FHLMC G14817
3.5%, 10/01/26	19,340 M	20,343,610
		49,823,471
20-Year:
FHLMC D94982
7%, 04/01/16	25 M	24,764
FHLMC D94230
7.5%, 10/01/19	86 M	91,459
		116,223
30-Year:
FHLMC G00100
8%, 02/01/23	6M	7,364
FHLMC A17291
6.5%, 11/01/33	778 M	864,292
		871,656
Total Federal Home Loan Mortgage Corporation		319,686,103
Federal National Mortgage Association 62.7%
Collateralized Mortgage Obligations:
FNR 02-11 QC
5.5%, 03/25/17	745 M	778,086
FNR 02-18 PC
5.5%, 04/25/17	19 M	19,065
FNR 10-110 HC
2.5%, 10/25/18	27,963 M	28,734,117
FNR 10-153 AC
2%, 11/25/18	47,934 M	48,707,419
FNR 10-83 AK
3%, 11/25/18	44,778 M	46,347,536
FNR 09-70 NL
3%, 08/25/19	21,961 M	22,724,983
FNR 09-70 NM
3.25%, 08/25/19	27,190 M	28,273,643
FNR 09-70 NQ
3.5%, 08/25/19	16,660 M	17,349,979
FNR 11-3 EL
3%, 05/25/20	50,643 M	52,478,932
FNR 09-88 DB
3%, 10/25/20	29,321 M	30,349,022
FNR 09-88 DC
3.25%, 10/25/20	22,598 M	23,536,615
FNR 10-64 AD
3%, 12/25/20	63,519 M	66,002,821
FNR 09-113 DB
3%, 12/25/20	29,849 M	30,922,494
FNR 11-67 EL
2%, 07/25/21	24,259 M	24,605,780
FNR 11-67 DA
4.5%, 07/25/21	17,361 M	18,580,522
FNR 12-53 CD
1.5%, 05/25/22	45,378 M	45,694,155
FNR 08-55 NA
5%, 08/25/22	1,091 M	1,115,636
FNR 08-61 CA
5%, 08/25/22	1,921 M	1,978,729
FNR 08-80 TJ
5%, 09/25/22	2,438 M	2,491,781
FNR 08-81 KA
5%, 10/25/22	1,287 M	1,318,159
FNR 03-42 EP
4%, 11/25/22	486 M	489,770
FNR 11-90 AL
3.5%, 09/25/23	16,052 M	16,945,398
FNR 10-3 GA
4%, 02/25/25	4,923 M	5,228,245
FNR 11-15 HC
2.5%, 03/25/26	19,940 M	20,494,923
FNR 11-137 KC
2%, 01/25/27	63,888 M	65,213,176
FNR 09-77 HA
4.5%, 09/25/27	4,821 M	4,886,620
FNR 11-41 DQ
3%, 10/25/30	1,413 M	1,414,884
FNR 11-41 CQ
3%, 11/25/30	2,329 M	2,338,856
FNR 03-69 GH
3.25%, 12/25/31	1,789 M	1,809,479
FNR 03-76 PQ
3.5%, 04/25/32	107 M	108,320
FNR 07-112 MC
5.25%, 10/25/36	1,325 M	1,339,924
FNR 09-3 HL
5%, 02/25/39	1,554 M	1,634,742
FNR 09-32 BH
5.25%, 05/25/39	2,388 M	2,508,854
		616,422,665
Mortgage-Backed Securities:
10-Year:
FNMA 257378
5%, 09/01/18	143 M	152,430
FNMA 930890
5%, 04/01/19	89 M	95,364
FNMA MA0113
5%, 05/01/19	235 M	250,355
FNMA 931517
5%, 07/01/19	51 M	54,226
FNMA AI3766
3%, 08/01/20	5,049 M	5,254,564
		5,806,939
15-Year:
FNMA 630985
7%, 09/01/15	11 M	10,847
FNMA 535631
7%, 12/01/15	59 M	61,749
FNMA 594602
9%, 01/01/16	509	510
FNMA 609148
7%, 02/01/16	261 M	269,969
FNMA 663227
6%, 03/01/16	17 M	16,945
FNMA 574598
6%, 05/01/16	43 M	45,080
FNMA 671380
6%, 11/01/17	61 M	64,864
FNMA 712165
5%, 08/01/18	683 M	728,526
FNMA 725284
7%, 11/01/18	311 M	329,615
FNMA 985670
6.5%, 10/01/21	832 M	923,469
FNMA AA8647
5%, 11/01/23	1,177 M	1,262,112
FNMA AC0317
4.5%, 02/01/24	179 M	190,788
FNMA AC0318
5%, 06/01/24	269 M	286,786
		4,191,260
20-Year:
FNMA 190697
7%, 03/01/14	3 M	2,742
FNMA 619191
6.5%, 12/01/15	36 M	36,861
FNMA 251716
10.5%, 03/01/18	178	179
		39,782
30-Year:
FNMA 626664
6%, 04/01/17	104 M	109,649
FNMA 479421
7%, 09/01/21	35 M	37,451
FNMA 207530
8.25%, 04/01/22	9 M	9,082

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
FNMA 175123
7.45%, 08/01/22	105 M	$113,300
		269,482
Total Federal National Mortgage Association		626,730,128
Government National Mortgage Corporation 0.0%+
Mortgage-Backed Securities:
10-Year:
GNMA 634538
6%, 09/15/14	36 M	36,999
GNMA 634545
6.5%, 09/15/14	30 M	30,482
		67,481
15-Year:
GNMA 780978
6.5%, 02/15/14	5 M	5,371
GNMA 781109
7%, 11/15/14	138 M	139,677
GNMA 489953
6%, 12/15/16	12 M	12,818
		157,866
20-Year:
GNMA 628440
7%, 04/15/24	130 M	146,029
30-Year:
GNMA II 495
10%, 02/20/16	52	53
Total Government National Mortgage Corporation		371,429
Total U.S. Government Obligations (Cost $937,562,611)		946,787,660
Commercial Mortgage Backed Securities 2.5%
BOAMS 2004 5 3A1
4.5%, 06/25/19	9,436 M	9,659,383
WBCMT 2007 C30 A5
5.342%, 12/15/43	13,450 M	14,913,884
Total Commercial Mortgage Backed Securities (Cost $24,420,628)		24,573,267
Corporate Short-term Notes 1.5%
UPS, Inc.
0.005%, 12/02/13
(Cost $14,999,998)	15,000 M	14,999,998

	Shares
Institutional Money Market Funds 5.3%
State Street Institutional US
Government Money Market Fund (Cost $52,899,181)	52,899,181	52,899,181
Total Investments 104.0% (Cost $1,029,882,418)†		1,039,260,106
Excess of Liabilities Over Other Assets (4.0)%		(39,655,502)
Net Assets 100.0%		$999,604,604

†                 Cost for federal income tax purposes is $1,029,887,826. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $9,372,280 of which $12,201,411 related to appreciated securities and $2,829,131 related to depreciated securities.

+                 Represents less than 0.05% of net assets.

The accompanying notes are an integral part of the financial statements.

Sentinel Small Company Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Small Company Fund returned 34.79%* for the fiscal year ending November 30, 2013, compared to a return of 40.99% for the Russell 2000 Index and a return of 43.90% for the Standard & Poor’s SmallCap 600 Index. The Morningstar Small Growth category posted an average return of 40.59% for the same period.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns, which in particular benefitted small capitalization stocks. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks.

While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors.

Against this backdrop, the best performing sectors in the Russell 2000 Index during the year were Health Care, Consumer Discretionary, Information Technology, Industrials and Consumer Staples, while Utilities, Materials, Telecommunications, Energy, and Financials underperformed.

Key Performance Attribution

2013 was a good year to be invested in small cap securities as they handily outperformed both mid caps and large caps. Although we are pleased with our absolute return of 34.79%, it fell short of the indices and peers primarily as a result of employing our conservative small cap growth strategy which puts a premium on identifying quality companies with solid business models, selling at a discount to our price target. Unfortunately, non-earners, less liquid micro-caps and higher beta small cap companies led the indices for much of the year resulting in less favorable comparisons.

In terms of performance relative to the Russell 2000 Index, the Financials sector was our top performing sector primarily due to strong stock selection with the Fund’s Financials exposure returning +46% compared to the benchmark’s sector return of +34%. Our positions in boutique investment banking advisory firm Evercore Partners and California-based bank SVB Financial Group were standout performers as was our holding in electronic trading firm Market Axxess Holdings. Our second best performing sector relative to the Index was Materials, with the Fund’s Materials exposure, with the Fund’s materials exposure returning 44% compared to a 25% return for the benchmark’s sector. Steel producer Steel Dynamics and specialty chemicals manufacturer Rockwood Holdings were our top two performing Materials holdings.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Health Care was our most challenging sector relative to the Russell 2000 Index with the Fund’s sector returning 27% compared to a 51% return for the benchmark’s Health Care holdings. Our lack of exposure to non-earners in the biotechnology industry negatively impacted performance. Additionally, medical device manufacturers Volcano and Integra LifeSciences experienced company-specific challenges meeting their financial targets and underperformed in a strong up market. We exited both positions. The Industrials sector also experienced challenging relative performance with a return of 31% for the Fund’s sector exposure compared to a 46% return for the benchmark’s Industrials holdings. Similar to Health Care dynamics, we believe our more conservative growth and lower beta bias hampered relative returns in a strong up market. Additionally, holdings such as II-VI and Richie Bros. Auctioneers experienced weakness in their industrial end markets and declined on an absolute basis for the year.

Portfolio Positioning and Outlook

Going into 2014, we are cautiously optimistic that we will see positive outcomes once again for equity markets and small cap stocks, although perhaps not as robust or consistent as those of 2013. We believe that 2014 could exhibit greater levels of volatility and lower levels of correlation as we enter the sixth year of the current economic and market cycle. We are encouraged by well capitalized corporate balance sheets to fund share repurchases, dividends, and acquisitions. Additionally, small cap companies have tightly managed their operating and capital expenses, which could provide strong profit margin upside if we experience an acceleration in growth. On the cautious side, we are cognizant of current small cap stock valuations relative to historic absolute and relative levels, as well as potential downside risks of global monetary stimulus and their uncertain long-term consequences.

We will continue to focus on executing our fundamental stock selection and portfolio construction process. We believe that quality small cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning coupled with disciplined valuation analysis to identify favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 5%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	34.79%	28.04%	33.94%	32.94%	35.40%
3 years	17.29	15.32	16.42	16.42	17.73
5 years	19.85	18.63	18.97	18.97	20.36
10 years	10.01	9.45	9.15	9.15	10.31

Class	Symbol
A	SAGWX
C	SSCOX
I	SIGWX

Inception Date of the Fund — 3/1/93

Performance of the Class I shares prior to their inception on May 4, 2007 is based on the performance of the Fund’s Class A shares, restated to reflect that Class I shares are not subject to a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Small Company Fund Class A, C & I shares: A - 1.21%, C - 1.95%, I - 0.81%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Certain Sentinel Funds have adopted a redemption fee. For the Small Company Fund, a fee of 2% will be assessed on the redemption of shares held for 30 calendar days or less.

Small company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small-cap companies within the U.S. equity universe.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index that measures the performance of 600 small-cap companies with market capitalization of $300 million to $1.5 billion within the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	18.8%
Consumer Discretionary	17.6%
Financials	17.1%
Industrials	16.3%

Top 10 Holdings**

Description	Percent of Net Assets
John Wiley & Sons, Inc.	1.7%
Esterline Technologies Corp.	1.6%
Riverbed Technology, Inc.	1.6%
Myriad Genetics, Inc.	1.5%
Open Text Corp.	1.5%

Sector	Percent of Net Assets
Health Care	8.2%
Energy	6.2%
Materials	5.6%
Consumer Staples	2.3%
Utilities	1.2%

Description	Percent of Net Assets
NICE Systems Ltd.	1.5%
Evercore Partners, Inc.	1.5%
Healthcare Services Group, Inc.	1.4%
Portfolio Recovery Associates, Inc.	1.4%
Steel Dynamics, Inc.	1.3%
Total of Net Assets	15.0%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 87.5%
Consumer Discretionary17.6%
Aaron’s, Inc.	501,700	$14,368,688
Ascena Retail Group, Inc.*	719,300	15,321,090
BJ’s Restaurants, Inc.*	264,700	7,845,708
Buffalo Wild Wings, Inc.*	86,500	12,995,760
Dana Holding Corp.	649,900	13,179,972
Express, Inc.*	577,000	14,199,970
Hillenbrand, Inc.	509,000	14,302,900
Iconix Brand Group, Inc.*	393,100	15,598,208
John Wiley & Sons, Inc.	447,800	22,819,888
Life Time Fitness, Inc.*	218,200	10,584,882
Men’s Wearhouse, Inc.	101,100	5,168,232
Monro Muffler Brake, Inc.	228,600	12,129,516
Morningstar, Inc.	149,600	12,478,136
Penn National Gaming, Inc.*	676,100	9,762,884
Steven Madden Ltd.*	382,500	14,902,200
Texas Roadhouse, Inc.	368,800	10,319,024
Vitamin Shoppe, Inc.*	288,300	15,646,041

Wolverine World Wide, Inc.	325,400	10,708,914
		232,332,013
Consumer Staples 2.3%
Casey’s General Stores, Inc.	179,700	13,373,274
Flowers Foods, Inc.	482,550	10,485,811
Hain Celestial Group, Inc.*	84,600	6,995,574
		30,854,659
Energy 6.2%
Comstock Resources, Inc.	573,800	9,714,434
Dril-Quip, Inc.*	155,419	16,872,287
Oasis Petroleum, Inc.*	342,200	15,785,686
Stone Energy Corp.*	299,165	9,896,378
Superior Energy Services, Inc.*	544,800	13,881,504
Tidewater, Inc.	278,300	15,874,232
		82,024,521
Financials 12.8%
City National Corp.	210,700	16,089,052
East West Bancorp, Inc.	519,500	17,808,460
Endurance Specialty
Holdings Ltd.	149,900	8,529,310
Evercore Partners, Inc.	355,400	19,493,690

HCC Insurance Holdings, Inc.	315,500	14,506,690
MarketAxess Holdings, Inc.	158,600	11,160,682
Portfolio Recovery Associates, Inc.*	310,900	18,156,560
ProAssurance Corp.	268,500	12,909,480
Prosperity Bancshares, Inc.	260,800	16,725,104
Stifel Financial Corp.*	395,000	17,684,150
SVB Financial Group*	163,000	16,502,120
		169,565,298
Health Care 8.2%
Haemonetics Corp.*	344,600	14,562,796
ICON PLC*	318,700	12,155,218
Magellan Health Services, Inc.*	163,300	9,993,960
Masimo Corp.*	441,200	12,631,556
Myriad Genetics, Inc.*	671,200	19,968,200
NuVasive, Inc.*	402,600	13,386,450
Sirona Dental Systems, Inc.*	181,300	12,469,814
Techne Corp.	152,200	13,019,188
		108,187,182
Industrials 16.3%
Actuant Corp.	365,200	14,272,016
Clarcor, Inc.	285,500	17,281,315

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Esterline Technologies Corp.*	240,600	$21,177,612
Genesee & Wyoming, Inc.*	171,200	16,469,440
Healthcare Services Group, Inc.	642,600	18,628,974
Hub Group Inc.*	284,800	10,717,024
II-VI, Inc.*	487,300	7,967,355
Knight Transportation, Inc.	596,800	10,664,816
Middleby Corp.*	50,500	11,152,420
MYR Group, Inc.*	486,200	12,354,342
Regal Beloit Corp.	225,000	16,555,500
Ritchie Bros Auctioneers, Inc.	470,700	9,719,955
Toro Co.	285,800	17,636,718
Wabtec Corp.	258,200	17,815,800
Waste Connections, Inc.	311,900	13,704,886
		216,118,173
Information Technology 17.3%
Diodes, Inc.*	488,200	9,973,926
Hittite Microwave Corp.*	199,900	12,639,677
j2 Global, Inc.	274,700	13,177,359
Jack Henry & Associates, Inc.	216,100	12,267,997
Micros Systems, Inc.*	250,700	13,467,604
NeuStar, Inc.*	273,300	13,323,375
ON Semiconductor Corp.*	840,800	5,961,272
Open Text Corp.	229,300	19,648,717
OSI Systems, Inc.*	141,000	10,814,700
Plantronics, Inc.	336,100	15,033,753
Power Integrations, Inc.	155,800	8,329,068
Progress Software Corp.*	507,900	13,378,086
Qlik Technologies, Inc.*	409,100	10,260,228
QLogic Corp.*	1,167,900	14,493,639
Riverbed Technology, Inc.*	1,222,200	21,144,060
Rofin-Sinar Technologies, Inc.*	519,700	13,423,851
Sapient Corp.*	710,700	11,179,311
Semtech Corp.*	320,000	9,510,400
		228,027,023
Materials 5.6%
AptarGroup, Inc.	229,100	14,873,172
Greif, Inc.	212,700	11,687,865
Rockwood Holdings, Inc.	193,500	13,247,010

Sensient Technologies Corp.	338,500	16,633,890
Steel Dynamics, Inc.	977,900	17,817,338
		74,259,275
Utilities 1.2%
Atmos Energy Corp.	357,400	15,886,430
Total Domestic Common Stocks (Cost $703,146,703)		1,157,254,574

Foreign Stocks & ADR’s 1.5%
Israel 1.5%
NICE Systems Ltd. ADR (Cost $11,762,486)	496,500	19,542,240

Real Estate Investment Trusts 4.3%

Financials 4.3%
BioMed Realty Trust, Inc.(a)	840,300	15,612,774
Corporate Office Properties Trust(a)	659,500	14,660,685
Gaming and Leisure Properties, Inc.*	276,200	12,738,344
Home Properties, Inc.(a)	266,400	14,007,312
Total Real Estate Investment Trusts (Cost $48,084,216)		57,019,115
Institutional Money Market Funds 3.0%
State Street Institutional US Government Money Market Fund (Cost $40,072,499)	40,072,499	40,072,499

	Principal
	Amount
	(M=$1,000)
Corporate Short-term Notes 0.8%
BMW U.S. Capital LLC
0.09%, 12/09/13
(Cost $9,999,800)	10,000 M	9,999,800

U.S. Government Obligations 3.4%
Federal Farm Credit Bank0.8%
Agency Discount Notes:
0.05%, 12/02/13	10,000 M	9,999,986

Federal Home Loan Bank 2.6%
Agency Discount Notes:
0.045%, 12/13/13	25,000 M	24,999,625
0.045%, 12/20/13	10,000 M	9,999,763

Total Federal Home
Loan Bank (Cost $34,999,388)		34,999,388
Total U.S. Government Obligations (Cost $44,999,374)		44,999,374

Total Investments 100.5% (Cost $858,065,078)		$1,328,887,602
Excess of Liabilities Over Other Assets(0.5)%		(6,529,944)
Net Assets 100.0%		$1,322,357,658

* Non-income producing.

† Cost for federal income tax purposes is $862,300,003. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $466,587,599 of which $470,152,025 related to appreciated securities and $3,564,426 related to depreciated securities.

(a) Return of capital paid during the fiscal period.

ADR - American Depositary Receipt

Sentinel Sustainable Core Opportunities Fund

(Unaudited)

Helena Ocampo Portfolio Manager

Performance Highlights

• The Sentinel Sustainable Core Opportunities Fund had a return of 30.74%* for the fiscal year ending November 30, 2013, compared to a same time period return of 30.30% for the Fund’s primary benchmark, the Standard & Poor’s 500 Index and a 30.96% return for the Russell 1000 Index.

• The Fund’s Morningstar peer group of 1,537 Large Blend funds posted an average return of 30.05% for the same time period. The Fund has outperformed that Morningstar category’s average return over the past 3- and 5-year periods ending November 30, 2013.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns. While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks. The best performing sectors in the S&P 500 Index were Consumer Discretionary, Health Care and Financials, while the worst performing sectors were Telecommunications and Utilities.

Key Performance Attribution

Relative to the primary benchmark, the Fund’s stock selection in the Industrials and Energy sectors, as well as an underweight position in the underperforming Utilities sector contributed positively to the performance of the Fund. Our holdings in Canadian Pacific Railway, and FedEx Corporation contributed positively to the Fund’s relative performance, along with underweight positions in underperforming Apple, ExxonMobil and Phillip Morris International. With continuing strong market performance, the Fund’s small cash position detracted from relative performance. Stock selection within Materials and Telecommunications proved challenging, as our exposure to Metals and Mining worked against us, as well as our exposure to challenged international wireless companies.

Portfolio Positioning and Outlook

Our long-term objective remains unchanged: to find superior companies with sustainable earnings streams trading at reasonable valuations. We believe this has the potential to lead to favorable returns relative to peer funds over the long term. We have maintained our overweight position in the Health Care and Industrials sectors, while adding further to existing holdings in the Information Technology sector, as attractive entry points became available. We also selectively added exposure to the Consumer Discretionary sector, while selectively trimming choice holdings within the Industrials sector that seem fully valued in our analysis.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Despite increasing evidence of an improving global macroeconomic scenario, growth levels remain modest, causing ongoing concerns for corporate decision makers and tempering near-term earnings growth expectations. However, our holdings reflect our continued belief that some level of pent up demand in terms of capital spending, and eventually consumer spending, amidst moderating input costs may lead to more robust rates of corporate earnings growth for the next year. Concerns that were roiling international markets are alleviating to some degree, providing, in our opinion, attractive opportunities in many multinational holdings.

The Sentinel Sustainable Core Opportunities Fund aims to consistently deliver solid relative total returns with moderate levels of risk throughout varied financial market conditions. We continue to believe that our investment process, which emphasizes corporate, social and environmental sustainability standards for businesses, alongside successful business execution, attractive valuation and moderate levels of risk will reward our shareholders over the long term.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	30.74%	24.21%	31.05%
3 years	16.39	14.41	16.74
5 years	17.12	15.93	17.54
10 years	6.99	6.45	7.30

Class	Symbol
A	MYPVX
I	CVALX

Inception Date of the Fund — 6/13/96

The Sentinel Sustainable Core Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance of the Class A shares from September 24, 2001 to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Value Fund, which was offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from March 31, 2006 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the Citizens Value Fund. Performance from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Core Opportunities Fund Class A & I shares: A - 1.29%, I - 1.04%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Large company stocks as a group could fall out of favor with the market and underperform investments that focus on small and mid-sized company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Standard & Poor’s 500 Index is an unmanaged index of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	17.1%
Financials	16.0%
Health Care	14.7%
Industrials	12.7%
Consumer Discretionary	11.4%

Sector	Percent of Net Assets
Energy	9.8%
Consumer Staples	8.1%
Materials	3.2%
Telecommunication Services	2.3%
Utilities	1.0%

Top 10 Holdings**

Description	Percent of Net Assets
Precision Castparts Corp.	2.4%
Procter & Gamble Co.	2.1%
PepsiCo, Inc.	2.1%
Johnson & Johnson	2.1%
Parker Hannifin Corp.	2.0%

Description	Percent of Net Assets
Canadian Pacific Railway Ltd.	1.9%
Crown Holdings, Inc.	1.9%
Time Warner, Inc.	1.8%
Danaher Corp.	1.8%
Microsoft Corp.	1.8%
Total of Net Assets	19.9%

*“Top Sectors” includes Domestic Common Stocks and Foreign Stocks & ADRs.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 92.9%
Consumer Discretionary 11.4%
Bed Bath & Beyond, Inc.*	25,000	$1,950,750
Comcast Corp.	50,000	2,493,500
Gap, Inc.	65,000	2,663,050
McDonald’s Corp.	25,000	2,434,250
Nike, Inc.	20,000	1,582,800
Nordstrom, Inc.	35,000	2,177,350
Omnicom Group, Inc.	27,000	1,929,150
Staples, Inc.	35,000	543,550
Time Warner Cable, Inc.	15,000	2,073,300
Time Warner, Inc.	65,000	4,271,150
TJX Cos., Inc.	40,000	2,515,200
TRW Automotive Holdings Corp.*	30,000	2,328,000
		26,962,050
Consumer Staples 7.0%
CVS Caremark Corp.	40,000	2,678,400
Kellogg Co.	40,000	2,425,600
Kraft Foods Group, Inc.	28,566	1,517,426
PepsiCo, Inc.	58,000	4,898,680
Procter & Gamble Co.	60,000	5,053,200
		16,573,306
Energy 9.8%
Apache Corp.	21,800	1,994,482
Baker Hughes, Inc.	40,000	2,278,400
ConocoPhillips	50,000	3,640,000

Devon Energy Corp.	50,000	3,031,000
EOG Resources, Inc.	10,000	1,650,000
Marathon Oil Corp.	100,000	3,604,000
Marathon Petroleum Corp.	30,000	2,482,200
Noble Energy, Inc.	40,000	2,809,600
Williams Cos., Inc.	50,000	1,761,000
		23,250,682
Financials 15.6%
ACE Ltd.	25,000	2,569,500
American Express Co.	30,000	2,574,000
Bank of America Corp.	180,000	2,847,600
Bank of New York Mellon Corp.	60,000	2,022,000
Chubb Corp.	24,000	2,314,800
CME Group, Inc.	25,000	2,048,750
JPMorgan Chase & Co.	72,774	4,164,128
McGraw-Hill Financial, Inc.	25,000	1,862,500
MetLife, Inc.	50,000	2,609,500
Morgan Stanley	85,000	2,660,500
PNC Financial Services Group, Inc.	28,000	2,154,600
The Travelers Cos., Inc.	33,000	2,994,420
US Bancorp	70,000	2,745,400
Wells Fargo & Co.	77,000	3,389,540
		36,957,238

Health Care 14.7%
Amgen, Inc.	25,000	2,852,000
Becton Dickinson & Co.	24,500	2,660,455
Bristol-Myers Squibb Co.	65,000	3,339,700
Covidien PLC	33,000	2,252,580
Eli Lilly & Co.	21,000	1,054,620
Gilead Sciences, Inc.*	38,000	2,842,780
Johnson & Johnson	51,500	4,874,990
Merck & Co., Inc.	70,000	3,488,100
Pfizer, Inc.	126,000	3,997,980
Stryker Corp.	26,000	1,934,920
UnitedHealth Group, Inc.	25,000	1,862,000
Zimmer Holdings, Inc.	30,000	2,742,300
Zoetis, Inc.	30,000	934,500
		34,836,925
Industrials 12.7%
Canadian Pacific Railway Ltd.	29,000	4,462,520
Danaher Corp.	57,000	4,263,600
Emerson Electric Co.	50,000	3,349,500
FedEx Corp.	18,000	2,496,600
Parker Hannifin Corp.	40,000	4,713,600
Precision Castparts Corp.	22,000	5,685,900
Tyco Int’l. Ltd.	65,000	2,479,100
Verisk Analytics, Inc.*	40,000	2,604,400
		30,055,220

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Information Technology 15.9%
Accenture PLC	27,000	$2,091,690
Altera Corp.	60,000	1,935,000
Apple, Inc.	3,300	1,835,031
Broadcom Corp.	40,000	1,067,600
Check Point Software Technologies Ltd.*	38,000	2,350,680
Cisco Systems, Inc.	144,000	3,060,000
EMC Corp.	100,000	2,385,000
Int’l. Business Machines Corp.	20,000	3,593,600
KLA-Tencor Corp.	20,000	1,277,400
Microsoft Corp.	110,890	4,228,236
NetApp, Inc.	50,000	2,062,500
Riverbed Technology, Inc.*	132,200	2,287,060
Synopsys, Inc.*	58,000	2,124,540
Texas Instruments, Inc.	85,000	3,655,000
Visa, Inc.	12,000	2,441,520
Western Union Co.	75,000	1,250,250
		37,645,107
Materials 3.2%
Crown Holdings, Inc.*	100,000	4,414,000
Praxair, Inc.	25,000	3,156,500
		7,570,500
Telecommunication Services 1.6%
Rogers Communications, Inc.	50,000	2,241,500
Verizon Communications, Inc.	30,000	1,488,600
		3,730,100
Utilities 1.0%
AES Corp.	160,000	2,331,200
Total Domestic Common Stocks (Cost $142,329,259)		219,912,328
Foreign Stocks & ADR’s 3.4%
Germany 1.2%
SAP AG ADR	36,000	2,977,920

Mexico 0.7%
America Movil SAB de CV ADR	70,000	1,626,800

Netherlands 1.1%
Unilever NV ADR	65,000	2,551,900

Spain 0.4%
Banco Bilbao Vizcaya
Argentaria SA ADR	80,800	960,712
Total Foreign Stocks & ADR’s (Cost $6,918,906)		8,117,332
Institutional Money Market Funds 3.4%
State Street Institutional US
Government Money Market Fund (Cost $8,089,538)	8,089,538	8,089,538

Total Investments 99.7% (Cost $157,337,703)†		236,119,198
Other Assets in Excess of Liabilities 0.3%		787,944
Net Assets 100.0%		$236,907,142

* Non-income producing.

† Cost for federal income tax purposes is $157,418,468. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $78,700,730 of which $83,732,509 related to appreciated securities and $5,031,779 related to depreciated securities.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Sustainable Mid Cap Opportunities Fund

(Unaudited)

Jason Ronovech, CFA Portfolio Manager Carole Hersam, CFA Portfolio Manager

Performance Highlights

The Sentinel Sustainable Mid Cap Opportunities Fund returned 28.96%* for the fiscal year ending November 30, 2013, compared to returns of 33.81% for the Russell Midcap Index, 32.33% for the Standard & Poor’s MidCap 400 Index, and 32.91% for the Morningstar Mid-Cap Growth category during the same time period.

Equity Market Review

Equity markets continued their heady ascent, reaching all time highs as the fiscal year ended. Aggressive global monetary easing continued to coax investors towards riskier assets in search of higher returns, which in particular benefitted mid cap stocks. For the full fiscal year, small and mid capitalization stocks outperformed large capitalization stocks.

While intermittent concerns arose over the year — the debt ceiling crisis’ episodic blunders in January, May and October, early year concerns over the viability of the Euro, a possible Chinese economic slowdown — these were largely swept aside as economic data continued to slowly improve, corporate earnings showed resiliency and European concerns abated. Concerns on the timing and scope of the Federal Reserve’s moderating stance on its monetary policy remain, but domestic and international willingness to promote sturdier economic growth seem to suggest an ongoing period of government-facilitated low interest rates. Of late, economically sensitive sectors have handily outperformed the more defensive and yield-heavy sectors.

The best performing sectors in the Russell Midcap Index were Health Care, Consumer Discretionary, Information Technology, and Industrials, while Consumer Staples, Utilities, Materials, Telecommunications, Energy, and Financials underperformed.

Key Performance Attribution

2013 was a good year to be invested in mid cap securities as they outperformed large caps. Although we are pleased with our absolute return of 28.96%, it fell short of the indices and peers primarily as a result of employing our conservative mid cap strategy which puts a premium on identifying quality companies with solid business models selling at a discount to our price target. Unfortunately, these types of companies typically tend to underperform in strong up markets such as 2013.

In terms of performance relative to the Russell Midcap Index, the Financials sector was our top performing sector primarily due to strong stock selection with the Fund’s sector exposure returning +35% compared to the benchmark’s sector return of +28%. Regional banks City National and East West Bancorp were top performers. Our second best performing sector was Materials, with the Fund’s sector holdings returning 42% compared to 22% for the benchmark sector. Specialty chemicals manufacturer Rockwood Holdings and steel producer Steel Dynamics were top performers.

Information Technology was our most challenging sector relative to the Russell Midcap Index with a Fund sector return of 19% compared to 35% for the benchmark sector. Software firm Nuance Communications and network equipment manufacturer F5 Networks both experienced lower-than-expected demand for their products and declined on an absolute basis in a strong up market. The Industrials sector also experienced challenging relative performance with a return of 31% for the Fund’s sector exposure compared to 42% for the

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

benchmark sector. Similar to Information Technology dynamics, we believe our more conservative growth and lower beta bias hampered relative returns in a strong up market. Additionally, holdings such as Regal Beloit and Ritchie Bros. Auctioneers experienced weakness in their industrial end markets.

Portfolio Positioning and Outlook

Going into 2014, we are cautiously optimistic that we will see positive outcomes once again for equity markets and mid cap stocks though perhaps not as robust or consistent as those of 2013. We believe that 2014 could exhibit greater levels of volatility and lower levels of correlation as we enter the sixth year of the current economic and market cycle. We are encouraged by well capitalized corporate balance sheets to fund share repurchases, dividends, and acquisitions. Additionally, mid cap companies have tightly managed their operating and capital expenses, which could provide strong profit margin upside if we experience an acceleration in growth. On the cautious side, we are cognizant of current mid cap stock valuations relative to historic absolute and relative levels, as well as potential downside risks of global monetary stimulus and their uncertain long-term consequences.

We continue to believe that our investment process, which emphasizes corporate, social and environmental sustainability standards for businesses, alongside a focus on quality mid cap companies poised to benefit from improvements in their business model, leadership team, and industry positioning, coupled with disciplined valuation analysis to identify favorable entry and exit points drives shareholder returns over time.

Thank you for your continued support.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 5% maximum sales charge. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A shares)

November 30, 2003 — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

November 30, 2003 — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class I shares
	Without	With 5%	No
	Sales Charge	Sales Charge	Sales Charge
1 year	28.96%	22.54%	29.15%
3 years	14.34	12.40	14.43
5 years	19.04	17.83	18.55
10 years	5.85	5.31	5.88

Class	Symbol
A	WAEGX
I	CEGIX

Inception Date of the Fund — 2/8/94

The Sentinel Sustainable Mid Cap Opportunities Fund, which began operations on April 4, 2008, is a successor to the Citizens Emerging Growth Fund, which began operations on February 8, 1994. On March 29, 2012, the Fund changed its portfolio management team and modified its investment strategies. Performance prior to March 29, 2012 relates to the Fund’s prior management team and investment strategies. Performance of the Class A shares prior to their inception on April 4, 2008 is based on the performance of the Standard shares of the Citizens Emerging Growth Fund, which were offered without a sales charge, and reflects the current maximum sales charge. Performance of Class A shares from April 4, 2008 to June 29, 2012 has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares from November 1, 1999 to their inception on April 4, 2008 is based on the performance of the Institutional shares of the predecessor. Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the prospectus.

The following are total annual operating expense ratios for Sentinel Sustainable Mid Cap Opportunities Fund Class A & I shares: A - 1.38%, I - 1.33%. Expense ratio data is sourced from the Fund’s most recent prospectus.

Small and mid-sized company stocks can be more volatile than large company stocks.

International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds.

A CDSC of up to 1% may apply to investments of $1,000,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Russell Midcap Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe.

The Standard & Poor’s MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. stock market. The market value-weighted index is based on 400 stocks chosen on the basis of market capitalization, liquidity and industry group representation.

An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Top Sectors*

Sector	Percent of Net Assets
Information Technology	18.2%
Industrials	17.7%
Consumer Discretionary	16.5%
Financials	14.5%

Sector	Percent of Net Assets
Health Care	11.9%
Energy	7.2%
Materials	4.7%
Consumer Staples	3.8%
Utilities	1.6%

Top 10 Holdings**

Description	Percent of Net Assets
Quanta Services, Inc.	2.3%
Foot Locker, Inc.	2.1%
Dentsply Int’l., Inc.	2.1%
Skyworks Solutions, Inc.	2.0%
Microchip Technology, Inc.	1.9%

Description	Percent of Net Assets
Riverbed Technology, Inc.	1.9%
Hanesbrands, Inc.	1.9%
John Wiley & Sons, Inc.	1.8%
Jarden Corp.	1.7%
NICE Systems Ltd.	1.7%
Total of Net Assets	19.4%

*“Top Sectors” includes Domestic Common Stocks, Foreign Stocks & ADRs and Real Estate Investment Trusts.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

		Value
	Shares	(Note 2)
Domestic Common Stocks 91.2%
Consumer Discretionary 16.5%
Ascena Retail Group, Inc.*	77,770	$1,656,501
BorgWarner, Inc.	16,830	1,803,671
Dollar Tree, Inc.*	32,450	1,805,843
Foot Locker, Inc.	72,360	2,814,080
Hanesbrands, Inc.	35,060	2,457,706
Jarden Corp.*	40,630	2,285,031
John Wiley & Sons, Inc.	47,640	2,427,734
Morningstar, Inc.	15,570	1,298,694
PVH Corp.	12,180	1,631,146
Tiffany & Co.	20,610	1,837,175
Tractor Supply Co.	22,510	1,647,957
		21,665,538
Consumer Staples 3.8%
Church & Dwight Co., Inc.	29,580	1,930,095
Energizer Holdings, Inc.	15,660	1,728,081
Flowers Foods, Inc.	61,955	1,346,282
		5,004,458
Energy 7.2%
Core Laboratories NV	7,030	1,280,444
FMC Technologies, Inc.*	27,860	1,340,066
Noble Corp plc	49,150	1,873,598
Range Resources Corp.	13,950	1,083,218
SM Energy Co.	24,640	2,171,770
Tidewater, Inc.	30,430	1,735,727
		9,484,823
Financials 12.6%
Affiliated Managers Group, Inc.*	8,330	1,668,083
City National Corp.	22,940	1,751,699
East West Bancorp, Inc.	51,490	1,765,077
Everest Re Group Ltd.	13,740	2,154,844
HCC Insurance Holdings, Inc.	34,490	1,585,850
Invesco Ltd.	57,130	1,990,981
Raymond James Financial, Inc.	43,530	2,097,275
Signature Bank*	17,840	1,895,500
Zions Bancorporation	56,610	1,660,371
		16,569,680
Health Care 10.6%
Dentsply Int’l., Inc.	58,450	2,779,882
Henry Schein, Inc.*	13,200	1,504,800
IDEXX Laboratories, Inc.*	14,250	1,484,280
Illumina, Inc.*	8,710	853,580
Masimo Corp.*	44,090	1,262,297
MEDNAX, Inc.*	18,790	2,081,932
Resmed, Inc.	24,400	1,190,964
Techne Corp.	15,730	1,345,544
Varian Medical Systems, Inc.*	19,040	1,486,072
		13,989,351
Industrials 17.7%
Ametek, Inc.	36,000	1,771,920
B/E Aerospace,Inc.*	25,370	2,207,190
Cintas Corp.	27,770	1,541,235
Flowserve Corp.	19,940	1,423,317
Genesee & Wyoming, Inc.*	18,380	1,768,156
IHS, Inc.*	19,080	2,183,324
Jacobs Engineering Group, Inc.*	30,060	1,796,686
Masco Corp.	49,480	1,109,342
Quanta Services, Inc.*	100,730	2,982,615
Regal Beloit Corp.	24,060	1,770,335
Ritchie Bros Auctioneers, Inc.	50,580	1,044,477
Stericycle, Inc.*	17,250	2,026,530
Waste Connections, Inc.	38,950	1,711,463
		23,336,590
Information Technology 16.5%
Altera Corp.	63,370	2,043,683
Dolby Laboratories, Inc.	47,910	1,721,406
Informatica Corp.*	42,230	1,638,946
Microchip Technology, Inc.	58,100	2,515,149
Nuance Communications, Inc.*	150,030	2,028,406
ON Semiconductor Corp.*	165,710	1,174,884
Open Text Corp.	22,860	1,958,873

The accompanying notes are an integral part of the financial statements.

		Value
	Shares	(Note 2)
Plantronics, Inc.	32,320	$1,445,674
Riverbed Technology, Inc.*	142,860	2,471,478
Semtech Corp.*	34,460	1,024,151
Skyworks Solutions, Inc.*	99,000	2,632,410
Trimble Navigation Ltd.*	31,780	1,013,782
		21,668,842
Materials 4.7%
Airgas, Inc.	10,560	1,147,133
AptarGroup, Inc.	25,060	1,626,895
Rockwood Holdings, Inc.	21,290	1,457,513
Steel Dynamics, Inc.	105,000	1,913,100
		6,144,641
Utilities 1.6%
ITC Holdings Corp.	22,650	2,049,372
Total Domestic Common Stocks (Cost $92,648,603)		119,913,295

Foreign Stocks & ADR’s 3.0%
Israel 1.7%
NICE Systems Ltd. ADR	56,500	2,223,840

United Kingdom 1.3%
Shire Ltd. ADR	12,680	1,722,071
Total Foreign Stocks & ADR’s (Cost $3,268,514)		3,945,911

Real Estate Investment Trusts 1.9%
Financials 1.9%
Digital Realty Trust, Inc.(a)	21,190	1,001,015
Home Properties, Inc.(a)	28,870	1,517,985
Total Real Estate Investment Trusts (Cost $3,006,884)		2,519,000

Institutional Money Market Funds 3.9%
State Street Institutional US Government Money Market Fund (Cost $5,102,855)	5,102,855	5,102,855
Total Investments 100.0% (Cost $104,026,856)†		131,481,061

Other Assets in Excess of Liabilities 0.0%+		53,193

Net Assets 100.0%		$131,534,254

*	Non-income producing.

†

Cost for federal income tax purposes is $104,577,380. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $26,903,681 of which $28,826,454 related to appreciated securities and $1,922,773 related to depreciated securities.

(a)	Return of capital paid during the fiscal period.

+	Represents less than 0.05% of net assets.

ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Sentinel Total Return Bond Fund

(Unaudited)

Jason Doiron, FRM, PRM Portfolio Manager David M. Brownlee, CFA Portfolio Manager

Performance Highlights

The Sentinel Total Return Bond Fund produced a total return of 2.33%* for the fiscal year ending November 30, 2013. This compares to returns of -1.61% for the Barclays U. S. Aggregate Bond Index and -0.91% for the Morningstar Intermediate-Term Bond category.

Bond Market Review

Continual congressional fiscal impasse and conflicting signals from the Federal Reserve surrounding the tapering of its bond purchases led to quite a tumultuous year for the fixed income markets. In December 2012, the Fed announced an additional stimulus program wherein they would purchase $45 billion of US Treasury securities on a monthly basis. This occurred at a time when the financial markets were fearful of going over the proverbial fiscal cliff, a combination of expiring tax cuts and across-the-board cuts in government spending. An eleventh hour deal by Congress averted the crisis, but only for a couple of months. The budget sequestration (automatic government spending cuts) went into effect in March 2013 leaving market participants further confused about the prospects for US economic growth. The Federal Reserve added to this uncertainty in May by strongly insinuating that it would soon begin tapering back its monthly purchases of US treasuries and mortgage-backed securities (MBS). Entangling the concept of data dependency with any potential tapering of asset purchases did little to calm market participants and the 10-year yield rose from 1.63% to 2.99% over the next 4 months. Despite the consensus view that interest rates would eventually go higher, very few investors were correctly positioned for the sell-off that occurred between May and September. Just as investors finally became comfortable with the concept of a September taper, the bond market once again found itself largely off-sides when the Fed opted to delay tapering once again. The decision to delay was certainly influenced by the pending government shutdown and the potential US Government default due to the debt ceiling impasse. Despite these default concerns from Washington, interest rates reversed course to trend lower but finished the twelve-month period well above their lowest levels. Over the period, the 10-year US Treasury Note traded between a low of 1.59% and a high of 3.00%. The US Treasury 5-year Note traded between 0.60% and 1.85%.

Key Performance Attribution

Within the context of the increasingly volatile economic and fixed income market environment during the past year, the Fund* outperformed the Barclays U.S. Aggregate Index by 394 basis points (bps) during this period. Asset allocation contributed 213 bps to the outperformance, and duration management 146 bps. Those factors, combined with the net impact of security selection, trading and the Fund’s expenses, resulted in the total outperformance of 394 bps.

Within the Fund’s allocation, our over-weights in both high yield and investment grade credit contributed 158 bps and 31 bps, respectively to relative outperformance. The large underweight in US Treasuries contributed 35 bps of outperformance, while the average cash weighting of 18.5% produced 18 bps of underperformance. Despite this underperformance, holding a higher level of cash was a prudent strategy, as it allowed us flexibility to tactically maneuver the portfolio to take advantage of spread discrepancies in various sectors as opportunities arose.

* Performance for Class A shares only at net asset value. Performance data shown does not include the effects of any sales charge. If it did, returns would be lower.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

The return for the Morningstar category is an average of funds within the particular category as determined by Morningstar based on investment styles as measured by their underlying portfolio holdings.

Portfolio Positioning and Outlook

At the end of the fiscal year, the Fund’s portfolio positioning consisted of 36% exposure to investment grade corporates, 24% high-yield corporates, 26% Agency MBS (with 6% in CMOs), and 14% cash. The effective duration of the Fund stood at 3.37 years on November 30th. We opportunistically reduced the duration of the Fund at various times throughout the year by shorting 10- and 30-year US Treasury futures. We do not use leverage to shorten the duration of the portfolio.

With the recently released firmer US economic data, we anticipate that the Federal Reserve will begin trimming their bond purchases over the next few months. However, as much as 60% - 70% of Agency MBS issuance has come from homeowner refinancing over the past year. As of today, 30-year fixed rate mortgages are in the 4.50%-to-4.75% zone and home refinancing is approaching a 5-year low as reported by the Mortgage Bankers Association. We believe MBS supply will continue to diminish as interest rates drift higher, necessitating adjustments by the Federal Reserve as the year progresses.

Regardless of the current rate environment and continued dialogue between Fed doves and hawks, as well as general market pundits, we believe the Fund’s flexibility and our ability to navigate markets will continue to provide value to shareholders in any interest rate environment.

Performance Notes (Unaudited)

Graph and total return data assumes reinvestment of all distributions. Fund performance in the graphs and table reflects expenses and management fees but does not reflect the effect of any taxes on fund distributions or redemptions. Growth of Class A shares in the graph reflects the 2.25% maximum sales charge. Growth of Class C shares in the graph does not reflect the 1% contingent deferred sales charge (CDSC) applicable to redemptions within the first year, because none would apply if the shares were held for the full period. Index performance does not reflect any sales charges, fees or expenses. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares. Consider a fund’s objectives, risks, charges and expenses carefully before investing. The Prospectus contains this and other information. Please read the Prospectus carefully before you invest. Visit www.sentinelinvestments.com for the most current month-end performance information.

Growth of a $10,000 Investment (Class A and Class C shares)

From Inception — November 30, 2013

Growth of a $1,000,000 Investment (Class I shares)

From Inception — November 30, 2013

Average Annual Total Returns (as of November 30, 2013)

	Class A shares		Class C shares		Class I shares
	Without	With 2.25%	Without	With 1%	No
	Sales Charge	Sales Charge	CDSC	CDSC	Sales Charge
1 year	2.33%	0.05%	1.79%	0.82%	2.46%
Since inception	6.33	5.52	6.00	6.00	6.50

Class	Symbol
A	SATRX
C	SCTRX
I	SITRX

Inception Date of the Fund — 12/17/10

Class I shares do not impose a sales charge. Only eligible investors may purchase Class I shares, as described in the Prospectus.

The following are total annual operating expense ratios for Sentinel Total Return Bond Fund Class A, C & I shares: A - 0.99%, C - 1.79%, I - 0.79%. Expense ratio data is sourced from the Fund’s most recent prospectus. Effective March 30, 2013 the total annual operating expense ratio for Class A shares is capped at 0.89% of average daily net assets until March 31, 2014.

Fixed income securities are subject to credit and interest rate risks. Bond values will generally decrease when interest rates rise and will generally increase when interest rates fall. Bonds with lower credit ratings are more speculative and likely to default than higher quality bonds and tend to fluctuate more widely in value. Mortgage-backed securities (MBS) are subject to prepayment risk. These risks may result in greater share price volatility. International securities are subject to political influences, currency fluctuations and economic cycles that may be unrelated to those affecting the domestic financial markets and may experience wider price fluctuations than the securities held by other Sentinel funds. Fund shares are not insured or guaranteed by the US government or its agencies.

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. The Fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as risks associated with changes in interest rates, or currency or credit risk (“hedging”). The use of derivatives may reduce the Fund’s return and increase the volatility in movements in the Fund’s net asset value. For additional information regarding the use of derivatives, please see the Fund’s current Prospectus.

A CDSC of up to 0.50% may apply to investments of $500,000 or more in Class A shares which are redeemed within 12 months. See the Prospectus.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. An investment cannot be made directly in an index.

Fund Profile

at November 30, 2013

Average Effective Duration

Percent of
Duration	Fixed Income Holdings
Less than 1 yr.	13.8%
1 yr. to 2.99 yrs.	3.4%
3 yrs. to 3.99 yrs.	8.4%

Percent of
Duration	Fixed Income Holdings
4 yrs. to 5.99 yrs.	28.7%
6 yrs. to 7.99 yrs.	40.1%
8 yrs. and over	5.6%

Average Effective Duration (for all Fixed Income Holdings) 3.3 years*

Top 10 Holdings**

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FNMA AS0222	4.00%	08/01/43	4.2%
FHLMC Q02664	4.50%	08/01/41	3.7%
FNMA AJ5442	4.50%	11/01/41	2.5%
GNR 10-33 PX	5.00%	09/20/38	2.2%
GNMA II MA1227	5.00%	08/20/43	2.1%

		Maturity	Percent of
Description	Coupon	Date	Net Assets
FHLMC A90197	4.50%	12/01/39	2.0%
FHR 3859 JB	5.00%	05/15/41	1.8%
Allegheny Technologies, Inc.	5.875%	08/15/23	1.6%
Glencore Funding LLC	4.125%	05/30/23	1.6%
GNMA II MA1288	5.00%	09/20/43	1.6%
Total of Net Assets			23.3%

*The average effective duration considers the call and put dates of applicable fixed income investments and the pre-payment risks of mortgage-backed bonds to measure the sensitivity of the value of the Fund’s fixed income portfolio to changes in interest rates.

**“Top 10 Holdings” excludes any short-term investments and money market funds. Portfolio composition and holdings are subject to change. More complete holdings follow.

Schedule of Investments

at November 30, 2013

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
U.S. Government Obligations 26.5%
U.S. Government Agency Obligations 26.5%
Federal Home Loan Mortgage Corporation 8.5%
Collateralized Mortgage Obligations:
FHR3859 JB
5%, 05/15/41	3,000 M	$3,324,051
Mortgage-Backed Securities:
15-Year:
FHLMC J22900
2.5%, 03/01/28	1,869 M	1,873,628
30-Year:
FHLMC A90197
4.5%, 12/01/39	3,648 M	3,910,874
FHLMC Q02664
4.5%, 08/01/41	6,545 M	6,995,687
		10,906,561
Total Federal Home Loan Mortgage Corporation		16,104,240

Federal National Mortgage Association 9.2%
Mortgage-Backed Securities:
15-Year:
FNMA AQ4071
2.5%, 04/01/28	2,229 M	2,233,023
20-Year:
FNMA AU6950
3.5%, 10/01/28	2,329 M	2,458,510
30-Year:
FNMA AJ5442
4.5%, 11/01/41	4,377 M	4,707,854
FNMA AS0222
4%, 08/01/43	7,662 M	8,027,913
		12,735,767
Total Federal National Mortgage Association		17,427,300

Government National Mortgage Corporation 8.8%
Collateralized Mortgage Obligations:
GNR 10-33 PX
5%, 09/20/38	3,750 M	4,125,090
GNR 10-169 AW
4.5%, 12/20/40	2,750 M	2,945,749
GNR 12-147 10
.6019%, 04/16/54	15,380 M	853,776
		7,924,615
Mortgage-Backed Securities:
30-Year:
GNMA II 005175
4.5%, 09/20/41	1,560 M	1,686,381
GNMA II MA1227
5%, 08/20/43	3,707 M	4,050,328
GNMA II MA1288
5%, 09/20/43	2,730 M	2,972,491
		8,709,200
Total Government National Mortgage Corporation		16,633,815
Total U.S. Government Obligations (Cost $50,148,664)		50,165,355

Corporate Bonds 59.1%
Basic Industry 11.6%
Ardagh Packaging Finance PLC
7%, 11/15/20(a)	2,075 M	2,090,562
Barrick Gold Corp.
4.1%, 05/01/23	2,270 M	2,050,409
Brookfield Residential Properties Inc/Brookfield Residential US Corp.
6.125%, 07/01/22(a)	500 M	500,000
Brookfield Residential Properties, Inc.
6.5%, 12/15/20(a)	1,035 M	1,084,163
CF Industries, Inc.
3.45%, 06/01/23	1,950 M	1,837,077
Cornerstone Chemical Co.
9.375%, 03/15/18(a)	1,625 M	1,722,500
Exopack Holdings SA
7.875%, 11/01/19(a)	250 M	252,500
FMG Resources August 2006 Pty Ltd.
6.875%, 04/01/22(a)	1,095 M	1,188,075
Glencore Funding LLC
4.125%, 05/30/23(a)	3,200 M	3,000,637

The accompanying notes are an integral part of the financial statements.

	Principal
	Amount	Value
	(M=$1,000)	(Note 2)
Methanex Corp.
5.25%, 03/01/22	1,900 M	$2,040,948
Packaging Corp of America
4.5%, 11/01/23	1,000 M	1,012,823
Reliance Steel & Aluminum Co.
4.5%, 04/15/23	2,100 M	2,065,890
Samarco Mineracao SA
5.75%, 10/24/23(a)	1,785 M	1,758,225
Weekley Homes LLC
6%, 02/01/23(a)	1,450 M	1,399,250
		22,003,059
Capital Goods 2.8%
Advanced Micro Devices, Inc.
7.75%, 08/01/20	1,260 M	1,260,000
Interface Security Systems Holdings, Inc.
9.25%, 01/15/18(a)	1,800 M	1,885,500
Smiths Group PLC
3.625%, 10/12/22(a)	2,365 M	2,220,754
		5,366,254
Consumer Cyclical 5.1%
American Axle & Manufacturing, Inc.
6.625%, 10/15/22	1,585 M	1,684,062
Chrysler Group LLC
8.25%, 06/15/21	1,855 M	2,119,338
Continental Rubber America Corp.
4.5%, 09/15/19(a)	1,325 M	1,408,873
Ford Motor Credit Co. LLC
5.875%, 08/02/21	1,785 M	2,029,616
Macy’s Retail Holdings, Inc	.
3.875%, 01/15/22	1,305 M	1,288,772
MGM Resorts Int’l.
6.625%, 12/15/21	1,065 M	1,122,244
		9,652,905
Consumer Non-Cyclical 3.6%
Albea Beauty Holdings SA
8.375%, 11/01/19(a)	2,530 M	2,618,550
Pernod-Ricard SA
4.45%, 01/15/22(a)	2,150 M	2,206,506
Tervita Corp.
10.875%, 02/15/18(a)	595 M	601,694
9.75%, 11/01/19(a)	1,440 M	1,414,800
		6,841,550
Energy 12.9%
Access Midstream Partners LP
6.125%, 07/15/22	2,233 M	2,406,058
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
6.125%, 03/01/22(a)	500 M	513,750
Gastar Exploration USA, Inc.
8.625%, 05/15/18(a)	855 M	842,175
Halcon Resources Corp.
8.875%, 05/15/21	2,745 M	2,799,900
Magnum Hunter Resources Corp.
9.75%, 05/15/20	1,360 M	1,465,400
Nabors Industries, Inc.
5.1%, 09/15/23(a)	2,175 M	2,197,202
Penn Virginia Corp.
8.5%, 05/01/20	1,400 M	1,513,750
Penn Virginia Resource Partners LP
8.375%, 06/01/20(d)	593 M	657,675
6.5%, 05/15/21(a)	1,515 M	1,575,600
Rowan Cos, Inc.
4.875%, 06/01/22	2,640 M	2,708,410
Sabine Oil & Gas Finance Corp.
9.75%, 02/15/17	675 M	698,625
Samson Investment Co.
10.5%, 02/15/20(a)	685 M	744,081
Talisman Energy, Inc.
3.75%, 02/01/21	2,410 M	2,325,233
Transocean, Inc.
6.5%, 11/15/20	1,760 M	1,996,474
Weatherford Int’l. Ltd
5.125%, 09/15/20	1,865 M	1,998,036
		24,442,369
Financials 2.9%
FirstMerit Corp.
4.35%, 02/04/23	2,205 M	2,202,261
Nuveen Investments, Inc.
9.125%, 10/15/17(a)	1,785 M	1,780,538
People’s United Financial, Inc.
3.65%, 12/06/22	1,590 M	1,525,457
		5,508,256
Insurance 3.3%
American Int’l. Group, Inc.
5.6%, 10/18/16	2,040 M	2,284,092
Genworth Holdings, Inc.
4.9%, 08/15/23	1,230 M	1,256,979
Infinity Property & Casualty Corp.
5%, 09/19/22	1,940 M	1,944,524
XL Group PLC
6.5%, 12/31/49(b)(c)	785 M	773,225
		6,258,820
Media 2.1%
Cequel Communications Holdings I LLC
6.375%, 09/15/20(a)	1,925 M	1,997,187
DIRECTV Holdings LLC
3.8%, 03/15/22	2,030 M	1,945,329
		3,942,516
Real Estate 3.7%
CBL & Associates LP
5.25%, 12/01/23	2,490 M	2,505,944
Health Care Reality, Inc.
4.95%, 01/15/21	800 M	856,028
Realty Income Corp.
2%, 01/31/18	2,720 M	2,697,160
UDR, Inc.
4.625%, 01/10/22	1,000 M	1,042,039
		7,101,171
Technology 2.2%
First Data Corp.
11.25%, 03/31/16	460 M	467,475
Seagate HDD Cayman
4.75%, 06/01/23(a)	2,535 M	2,420,925
Tech Data Corp.
3.75%, 09/21/17	1,310 M	$1,349,136
		4,237,536
Telecommunications 3.7%
Ericsson LM
4.125%, 05/15/22	2,650 M	2,616,213
Rogers Communications, Inc.
4.1%, 10/01/23	1,560 M	1,581,898
T-Mobile USA, Inc.
6.125%, 01/15/22	425 M	434,031
Verizon Communications, Inc.
6.55%, 09/15/43	2,000 M	2,284,102
		6,916,244
Transportation 2.0%
Penske Truck Leasing Co. LP
2.5%, 03/15/16(a)	2,625 M	2,691,518
Watco Cos LLC
6.375%, 04/01/23(a)	1,000 M	1,002,500
		3,694,018
Utilities 3.2%
Allegheny Technologies, Inc.
5.875%, 08/15/23	3,065 M	3,126,824
NGL Energy Partners LP
6.875%, 10/15/21(a)	2,900 M	2,965,250
		6,092,074
Total Corporate Bonds (Cost $111,295,533)		112,056,772

Corporate Short-term Notes 2.6%
UPS, Inc.
0.005%, 12/02/13
(Cost $4,999,999)	5,000 M	4,999,999

	Shares
Institutional Money Market Funds 14.3%
State Street Institutional US Government Money Market Fund (Cost $27,184,097)	27,184,097	27,184,097
Total Investments 102.5%
(Cost $193,628,293)†		194,406,223
Excess of Liabilities Over Other Assets(2.5)%		(4,778,503)
Net Assets 100.0%		$189,627,720

†

Cost for federal income tax purposes is $193,645,701. At November 30, 2013 unrealized appreciation for federal income tax purposes aggregated $760,522 of which $2,083,332 related to appreciated securities and $1,322,810 related to depreciated securities.

The accompanying notes are an integral part of the financial statements.

(a)         Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2013, the market value of rule 144A securities amounted to $44,083,315 or 23.25% of net assets.

(b)         Step Up/Down.

(c)          XL Group PLC is currently fixed at 6.5%. On April 15th, 2017 it converts to a variable rate that floats on the 15th of January, April, July, and October. The interest rate will equal the 3-month Libor rate plus 2.4575%.

(d)         126,000 par of this security is restricted from sale due to a partial call at $108.375 on December 1st, 2013.

At November 30, 2013, the following futures contracts were outstanding with $1,110,286 in cash segregated with the broker for margin maintenance purposes:

			Unrealized
	Contract	Contract	Appreciation/
Contract Description	Expiration	Value	(Depreciation)
Short, 72 E-mini S&P 500 Futures	12/13	$6,494,760	$(447,830)
Short, 200 U.S. Treasury 10-Year Note futures contracts	12/13	25,328,125	(61,934)
Short, 120 U.S. Treasury 30-Year Bond futures contracts	12/13	15,866,250	(140,213)
Totals		$47,689,135	$(649,977)
Net payments of variation margin and/or brokerage fees			672,572
Variation margin receivable on open futures contracts			$22,595

The accompanying notes are an integral part of the financial statements.

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Statement of Assets and Liabilities

at November 30, 2013

		Capital	Common	Conservative	Georgia Municipal
	Balanced	Growth	Stock	Strategies	Bond
Assets
Investments at value	$325,112,296	$114,345,257	$2,478,189,012	$303,452,979	$14,934,514
Cash collateral with futures commission merchant	519,311	—	—	1,338,973	—
Receivable for securities sold	2,655,954	—	4,104,131	7,826,477	—
Receivable for fund shares sold	663,551	2,021	1,776,433	750,511	—
Receivable for interest	523,094	—	—	1,137,154	190,203
Receivable for dividends	478,764	139,654	5,137,166	231,775	—
Receivable for dividend tax reclaims	7,520	3,555	16,243	39,644	—
Variation margin receivable on futures contracts	8,203	—	—	10,483	—
Total Assets	329,968,693	114,490,487	2,489,222,985	314,787,996	15,124,717

Liabilities
Payable for securities purchased	10,667,502	—	11,586,965	16,931,136	—
Payable for fund shares repurchased	139,473	74,825	1,116,251	3,614,767	—
Accrued expenses	85,127	45,137	562,905	83,486	11,282
Management fee payable	138,519	65,356	1,105,025	129,086	5,598
Distribution fee payable (Class A Shares)	54,832	21,882	295,722	34,767	—
Distribution fee payable (Class C Shares)	24,718	2,578	63,656	78,715	—
Fund accounting fee payable	9,489	3,400	73,279	8,802	453
Deferred compensation (see note 3)	107,483	51,359	490,534	62,947	5,535
Payable for estimated foreign taxes on unrealized capital gains	—	—	—	3,157	—
Total Liabilities	11,227,143	264,537	15,294,337	20,946,863	22,868
Net Assets	$318,741,550	$114,225,950	$2,473,928,648	$293,841,133	$15,101,849

Net Assets Represent
Capital stock at par value	$157,595	$56,582	$571,841	$215,498	$15,520
Paid-in capital	212,197,583	54,517,332	1,374,592,777	259,212,368	14,122,462
Accumulated undistributed (distributions in excess of) net investment income (loss)	362,499	24,940	5,244,024	(598)	17,348
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	11,819,739	28,908,327	66,372,809	1,138,108	101,059
Unrealized appreciation (depreciation) of investments and foreign exchange	94,204,134	30,718,769	1,027,147,197	33,275,757	845,460
Net Assets	$318,741,550	$114,225,950	$2,473,928,648	$293,841,133	$15,101,849
Investments at Cost	$230,826,455	$83,626,488	$1,451,041,815	$268,675,031	$14,089,054

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$267,627,485	$107,226,274	$1,454,446,232	$166,168,177	N/A
Shares Outstanding	13,232,050	5,291,675	33,580,435	12,171,092	N/A
Net Asset Value per Share	$20.23	$20.26	$43.31	$13.65	N/A
Sales Charge	1.06	1.07	2.28	0.72	N/A
Maximum Offering Price**	$21.29	$21.33	$45.59	$14.37	N/A
Class C Shares*
Net Assets Applicable to Class C Shares/	$30,646,500	$3,202,306	$78,259,263	$97,839,500	N/A
Shares Outstanding	1,511,636	177,878	1,871,361	7,191,155	N/A
Net Asset Value per Share***	$20.27	$18.00	$41.82	$13.61	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$20,467,565	$3,797,370	$941,223,153	$29,833,456	$15,101,849
Shares Outstanding	1,015,847	188,628	21,732,260	2,187,569	1,551,984
Net Asset Value per Share***	$20.15	$20.13	$43.31	$13.64	$9.73

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Government	Growth	International	Mid	Short Maturity
	Securities	Leaders	Equity	Cap	Government
Assets
Investments at value	$577,751,550	$28,696,547	$160,623,716	$157,697,562	$1,039,260,106
Cash collateral with futures commission merchant	1,510,955	—	—	—	—
Receivable for securities sold	33,599,981	—	—	—	—
Receivable for fund shares sold	309,643	896	87,188	48,858	2,581,542
Receivable for interest	1,824,109	—	—	—	2,186,928
Receivable for dividends	—	32,909	215,361	147,428	—
Receivable for dividend tax reclaims	—	—	191,752	51,920	—
Variation margin receivable on futures contracts	43,750	—	—	—	—
Total Assets	615,039,988	28,730,352	161,118,017	157,945,768	1,044,028,576

Liabilities
Payable for securities purchased	55,508,298	—	—	336,540	35,590,799
Payable for fund shares repurchased	984,627	9,409	30,107	21,938	7,549,195
Accrued expenses	176,199	18,364	65,728	60,895	190,391
Management fee payable	213,467	16,429	90,684	90,685	388,577
Distribution fee payable (Class A Shares)	73,163	4,447	24,803	24,474	64,021
Distribution fee payable (Class C Shares)	49,453	940	2,910	9,412	—
Distribution fee payable (Class S Shares)	—	—	—	—	304,630
Fund accounting fee payable	17,309	855	4,717	4,717	31,508
Deferred compensation (see note 3)	152,367	6,011	57,328	59,069	304,851
Total Liabilities	57,174,883	56,455	276,277	607,730	44,423,972
Net Assets	$557,865,105	$28,673,897	$160,841,740	$157,338,038	$999,604,604

Net Assets Represent
Capital stock at par value	$555,706	$18,936	$79,809	$62,997	$1,130,786
Paid-in capital	609,442,078	17,864,894	121,248,141	99,223,640	1,101,859,705
Accumulated undistributed (distributions in excess of) net investment income (loss)	(150,736)	62,625	1,259,952	(529,534)	113,085
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(51,504,909)	6,975,202	(3,889,450)	13,944,180	(112,876,660)
Unrealized appreciation (depreciation) of investments and foreign exchange	(477,034)	3,752,240	42,143,288	44,636,755	9,377,688
Net Assets	$557,865,105	$28,673,897	$160,841,740	$157,338,038	$999,604,604
Investments at Cost	$577,871,063	$24,944,307	$118,483,934	$113,059,538	$1,029,882,418

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$429,416,187	$21,730,689	$122,646,371	$118,734,471	$307,959,156
Shares Outstanding	42,774,901	1,420,458	6,076,310	4,703,942	34,855,650
Net Asset Value per Share	$10.04	$15.30	$20.18	$25.24	$8.84
Sales Charge	0.23	0.81	1.06	1.33	0.09
Maximum Offering Price**	$10.27	$16.11	$21.24	$26.57	$8.93
Class C Shares*
Net Assets Applicable to Class C Shares/	$58,370,844	$1,215,921	$3,634,245	$11,528,383	N/A
Shares Outstanding	5,812,380	90,487	187,888	546,183	N/A
Net Asset Value per Share***	$10.04	$13.44	$19.34	$21.11	N/A
Class I Shares*
Net Assets Applicable to Class I Shares/	$70,078,074	$5,727,287	$34,561,124	$27,075,184	N/A
Shares Outstanding	6,983,275	382,611	1,716,747	1,049,587	N/A
Net Asset Value per Share***	$10.04	$14.97	$20.13	$25.80	N/A
Class S Shares*
Net Assets Applicable to Class S Shares/	N/A	N/A	N/A	N/A	$691,645,448
Shares Outstanding	N/A	N/A	N/A	N/A	78,222,938
Net Asset Value per Share***	N/A	N/A	N/A	N/A	$8.84

See notes to Statement of Assets and Liabilities at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Small	Sustainable Core	Sustainable Mid Cap	Total Return
	Company	Opportunities	Opportunities	Bond
Assets
Investments at value	$1,328,887,602	$236,119,198	$131,481,061	$194,406,223
Cash	816	—	—	—
Cash collateral with futures commission merchant	—	—	—	1,110,286
Receivable for securities sold	—	683,965	—	7,826,477
Receivable for fund shares sold	2,088,202	29,872	105,135	562,884
Receivable for interest	—	—	—	1,570,444
Receivable for dividends	774,398	432,364	122,103	—
Receivable for dividend tax reclaims	—	5,720	—	—
Variation margin receivable on futures contracts	—	—	—	22,595
Receivable from Fund Advisor	—	—	—	9,991
Total Assets	1,331,751,018	237,271,119	131,708,299	205,508,900

Liabilities
Payable for securities purchased	6,417,089	45,595	—	15,562,316
Payable for fund shares repurchased	1,105,798	26,783	3,855	153,601
Accrued expenses	326,807	70,707	45,724	38,220
Management fee payable	675,302	134,639	75,459	85,907
Distribution fee payable (Class A Shares)	198,258	45,577	26,325	15,374
Distribution fee payable (Class C Shares)	105,143	—	—	13,988
Fund accounting fee payable	39,301	7,003	3,925	5,687
Deferred compensation (see note 3)	525,662	33,673	18,757	6,087
Total Liabilities	9,393,360	363,977	174,045	15,881,180
Net Assets	$1,322,357,658	$236,907,142	$131,534,254	$189,627,720

Net Assets Represent
Capital stock at par value	$1,566,882	$127,955	$65,495	$178,021
Paid-in capital	590,067,951	188,018,564	94,585,832	186,507,457
Accumulated undistributed (distributions in excess of) net investment income (loss)	(431,216)	1,286,669	(16,892)	27,355
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	260,331,517	(31,307,541)	9,445,614	2,786,934
Unrealized appreciation (depreciation) of investments and foreign exchange	470,822,524	78,781,495	27,454,205	127,953
Net Assets	$1,322,357,658	$236,907,142	$131,534,254	$189,627,720
Investments at Cost	$858,065,078	$157,337,703	$104,026,856	$193,628,293

Net Asset Value and Maximum Offering Price Per Share
Class A Shares*
Net Assets Applicable to Class A Shares/	$808,145,175	$224,488,807	$128,441,444	$102,138,133
Shares Outstanding	94,829,684	12,126,851	6,400,533	9,586,914
Net Asset Value per Share	$8.52	$18.51	$20.07	$10.65
Sales Charge	0.45	0.97	1.06	0.25
Maximum Offering Price**	$8.97	$19.48	$21.13	$10.90
Class C Shares*
Net Assets Applicable to Class C Shares/	$128,520,854	N/A	N/A	$26,221,651
Shares Outstanding	17,924,881	N/A	N/A	2,467,544
Net Asset Value per Share***	$7.17	N/A	N/A	$10.63
Class I Shares*
Net Assets Applicable to Class I Shares/	$385,691,629	$12,418,335	$3,092,810	$61,267,936
Shares Outstanding	43,933,622	668,669	148,954	5,747,661
Net Asset Value per Share***	$8.78	$18.57	$20.76	$10.66

Amounts designated as “-” are either $0 or have been rounded to $0.

* The redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

** For the Balanced Fund, Capital Growth Fund, Common Stock Fund, Conservative Strategies Fund, Growth Leaders Fund, International Equity Fund, Mid Cap Fund, Small Company Fund, Sustainable Core Opportunities Fund and Sustainable Mid Cap Opportunities Fund, the maximum offering price is 1000/950 times the net asset value per share. For the Government Securities Fund and Total Return Bond Fund, the maximum offering price is 1000/977.5 times the net asset value per share. For the Short Maturity Government Fund, the maximum offering price is 1000/990 times the net asset value per share.

*** The maximum offering price is equal to the net asset value.

The accompanying notes are an integral part of the financial statements.

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The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the fiscal year ended November 30, 2013

		Capital	Common		Conservative	Georgia Municipal
	Balanced	Growth	Stock		Strategies	Bond
Investment Income
Dividends	$4,388,798 *	$1,769,663 *	$48,233,074	*	$2,478,265 *	$0
Interest	2,111,754	465	28,111		4,250,565	537,065
Total Income	$6,500,552	$1,770,128	$48,261,185		$6,728,830	$537,065
Expenses
Management advisory fee	1,525,639	782,867	12,545,474		1,392,905	74,910
Transfer agent fees (Class A Shares)	437,158	226,357	1,756,629		198,734	—
Transfer agent fees (Class C Shares)	39,436	10,217	109,725		98,969	—
Transfer agent fees (Class I Shares)	7,964	4,986	634,015		17,412	18,787
Transfer agent fees (Class S Shares)	—	—	—		—	—
Custodian fees	31,000	11,905	98,900		34,200	3,550
Distribution expense (Class A Shares)	614,209	262,496	3,358,976		389,024	—
Distribution expense (Class C Shares)	249,993	30,086	655,527		807,224	—
Distribution expense (Class S Shares)	—	—	—		—	—
Accounting and administration services	103,354	40,529	806,461		93,735	6,032
Auditing fees	20,850	9,475	107,700		20,300	5,750
Legal fees	12,225	4,450	99,500		10,225	700
Reports and notices to shareholders	33,650	19,150	115,500		24,350	3,350
Registration and filing fees (Class A Shares)	17,268	15,108	26,117		19,957	—
Registration and filing fees (Class C Shares)	16,192	12,860	17,150		10,863	—
Registration and filing fees (Class I Shares)	13,288	11,110	29,940		23,404	2,757
Registration and filing fees (Class S Shares)	—	—	—		—	—
Directors’ and Chief Compliance Officer’s fees and expenses	50,597	21,622	331,200		39,574	2,839
Other	12,856	5,211	134,192		24,434	1,009
Total Expenses	3,185,679	1,468,429	20,827,006		3,205,310	119,684
Expense Reimbursements/Waivers	—	—	—		—	—
Net Expenses	3,185,679	1,468,429	20,827,006		3,205,310	119,684
Net Investment Income (Loss)	3,314,873	301,699	27,434,179		3,523,520	417,381
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	12,601,589	28,890,993	70,485,218		2,087,929	105,090
Futures contracts	(190,777)	—	—		476,696	—
Foreign currency transactions	(93)	(3,198)	(2,185)		(14,066)	—
Net realized gain (loss)	12,410,719	28,887,795	70,483,033		2,550,559	105,090
Net change in unrealized appreciation (depreciation) during the period:
Investments	31,463,977	(2,890,194)	473,623,042		20,997,389	(1,049,608)
Futures contracts	(81,707)	—	—		(1,499,569)	—
Foreign currency translations	—	—	—		1,318	—
Net change in unrealized appreciation (depreciation)	31,382,270	(2,890,194)	473,623,042		19,499,138	(1,049,608)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	43,792,989	25,997,601	544,106,075		22,049,697	(944,518)
Net Increase (Decrease) in Net Assets from Operations	$47,107,862	$26,299,300	$571,540,254		$25,573,217	$(527,137)

See notes to Statement of Operations at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Government	Growth	International		Mid	Short Maturity	Small		Sustainable Core
	Securities	Leaders	Equity		Cap	Government	Company		Opportunities
Investment Income
Dividends	$55	$472,957 *	$3,450,455	*	$1,442,524 *	$18	$12,400,534	*	$4,122,026	*
Interest	20,103,648	55	—		1,778	18,786,253	12,927		1,176
Total Income	$20,103,703	$473,012	$3,450,455		$1,444,302	$18,786,271	$12,413,461		$4,123,202
Expenses
Management advisory fee	3,603,263	233,894	1,024,240		928,233	6,397,828	8,021,312		1,492,252
Transfer agent fees (Class A Shares)	779,395	44,104	359,642		292,928	480,741	1,459,699		430,736
Transfer agent fees (Class C Shares)	98,008	5,324	21,623		27,217	—	237,827		—
Transfer agent fees (Class I Shares)	92,104	5,314	8,715		19,889	—	418,572		5,332
Transfer agent fees (Class S Shares)	—	—	—		—	271,032	—		—
Custodian fees	59,050	4,475	49,725		15,650	107,500	68,500		13,310
Distribution expense (Class A Shares)	1,278,055	51,234	280,552		261,513	1,009,262	2,318,588		508,274
Distribution expense (Class C Shares)	945,466	11,731	32,745		85,844	—	1,202,813		—
Distribution expense (Class S Shares)	—	—	—		—	8,251,483	—		—
Accounting and administration services	306,842	9,804	53,032		48,084	544,642	461,768		77,269
Auditing fees	34,600	6,000	11,800		11,050	47,500	48,750		13,200
Legal fees	30,550	880	6,400		5,425	52,500	47,750		9,450
Reports and notices to shareholders	49,500	6,800	29,600		27,100	59,000	114,250		32,325
Registration and filing fees (Class A Shares)	33,375	13,697	15,546		15,315	29,762	31,269		15,393
Registration and filing fees (Class C Shares)	25,086	13,193	15,232		15,072	—	17,700		—
Registration and filing fees (Class I Shares)	20,777	10,468	12,780		12,676	—	27,486		14,857
Registration and filing fees (Class S Shares)	—	—	—		—	54,645	—		—
Directors’ and Chief Compliance Officer’s fees and expenses	126,130	4,242	27,399		24,772	229,572	239,341		29,653
Other	67,482	2,875	43,606		5,514	65,490	55,841		22,259
Total Expenses	7,549,683	424,035	1,992,637		1,796,282	17,600,957	14,771,466		2,664,310
Expense Reimbursements/Waivers	—	(21,098)	—		—	(1,631,438)	—		—
Net Expenses	7,549,683	402,937	1,992,637		1,796,282	15,969,519	14,771,466		2,664,310
Net Investment Income (Loss)	12,554,020	70,075	1,457,818		(351,980)	2,816,752	(2,358,005)		1,458,892
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	(44,727,222)	7,193,302	13,414,828	**	15,605,087	(7,342,253)	270,110,812		12,630,320
Futures contracts	455,402	—	—		—	—	—		—
Foreign currency transactions	—	(2,271)	(118,577)		—	—	—		(507)
Net realized gain (loss)	(44,271,820)	7,191,031	13,296,251		15,605,087	(7,342,253)	270,110,812		12,629,813
Net change in unrealized appreciation (depreciation) during the period:
Investments	(8,551,366)	(1,368,765)	20,412,541		18,373,402	(11,980,890)	114,209,381		42,702,348
Futures contracts	(357,521)	—	—		—	—	—		—
Foreign currency translations	—	—	9,433		(1,269)	—	—		—
Net change in unrealized appreciation (depreciation)	(8,908,887)	(1,368,765)	20,421,974		18,372,133	(11,980,890)	114,209,381		42,702,348
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	(53,180,707)	5,822,266	33,718,225		33,977,220	(19,323,143)	384,320,193		55,332,161
Net Increase (Decrease) in Net Assets from Operations	$(40,626,687)	$5,892,341	$35,176,043		$33,625,240	$(16,506,391)	$381,962,188		$56,791,053

The accompanying notes are an integral part of the financial statements.

	Sustainable Mid Cap		Total Return
	Opportunities		Bond
Investment Income
Dividends	$1,357,133	*	$22
Interest	1,395		5,913,321
Total Income	$1,358,528		$5,913,343
Expenses
Management advisory fee	871,347		984,155
Transfer agent fees (Class A Shares)	317,555		94,911
Transfer agent fees (Class C Shares)	—		25,048
Transfer agent fees (Class I Shares)	14,878		24,784
Custodian fees	15,050		33,500
Distribution expense (Class A Shares)	291,265		211,602
Distribution expense (Class C Shares)	—		179,850
Accounting and administration services	45,116		64,851
Auditing fees	12,350		17,750
Legal fees	5,550		8,750
Reports and notices to shareholders	25,250		12,900
Registration and filing fees (Class A Shares)	16,349		40,412
Registration and filing fees (Class C Shares)	—		20,280
Registration and filing fees (Class I Shares)	13,982		24,273
Directors’ and Chief Compliance Officer’s fees and expenses	17,714		20,829
Other	15,293		27,105
Total Expenses	1,661,699		1,791,000
Expense Reimbursements/Waivers	—		(111,308)
Net Expenses	1,661,699		1,679,692
Net Investment Income (Loss)	(303,171)		4,233,651
Realized and Unrealized Gain (Loss) on Investments Futures Contracts and Foreign Currency Transactions or Translations
Net realized gain (loss) from:
Investments	10,652,125		662,597
Futures contracts	—		2,608,737
Net realized gain (loss)	10,652,125		3,271,334
Net change in unrealized appreciation (depreciation) during the period:
Investments	21,052,332		(2,645,772)
Futures contracts	—		(649,977)
Net change in unrealized appreciation (depreciation)	21,052,332		(3,295,749)
Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions or Translations	31,704,457		(24,415)
Net Increase (Decrease) in Net Assets from Operations	$31,401,286		$4,209,236

Amounts designated as “-” are either $0 or have been rounded to $0.

*            Net of foreign tax withholding of $46,277 in the Sentinel Balanced Fund, $14,139 in the Sentinel Capital Growth Fund, $491,046 in the Sentinel Common Stock Fund, $48,084 in the Sentinel Conservative Strategies Fund, $4,966 in the Sentinel Growth Leaders Fund, $334,951 in the Sentinel International Equity Fund, $15,411 in the Sentinel Mid Cap Fund, $130,921 in the Sentinel Small Company Fund, $43,106 in the Sentinel Sustainable Core Opportunities Fund and $13,812 in the Sentinel Sustainable Mid Cap Opportunities Fund.

**     Net of foreign taxes on realized capital gains of $33,438 in the Sentinel International Equity Fund.

The accompanying notes are an integral part of the financial statements.

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Statement of Changes in Net Assets

	Balanced		Capital Growth
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/13	11/30/12	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$3,314,873	$2,960,812	$301,699	$484,198
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	12,410,719	10,130,986	28,887,795	22,355,192
Net change in unrealized appreciation (depreciation)	31,382,270	13,625,587	(2,890,194)	(14,521,772)
Net increase (decrease) in net assets from operations	47,107,862	26,717,385	26,299,300	8,317,618

Distributions to Shareholders
From net investment income
Class A Shares	(3,287,492)	(3,768,619)	(505,151)	(413,599)
Class C Shares	(143,276)	(133,239)	—	—
Class I Shares	(211,905)	(51,604)	(19,571)	(16,204)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(8,295,000)	(9,258,157)	(20,971,659)	(385,775)
Class C Shares	(765,009)	(537,408)	(621,961)	(10,711)
Class I Shares	(413,834)	(118,335)	(796,871)	(14,670)
Return of capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Total distributions to shareholders	(13,116,516)	(13,867,362)	(22,915,213)	(840,959)

From Capital Share Transactions (see note 5)
Net proceeds from sales of shares
Class A Shares	40,068,522	23,377,585	13,362,187	6,036,400
Class C Shares	15,320,074	4,943,010	597,887	1,246,715
Class I Shares	18,779,583	3,335,576	169,046	707,522
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	10,816,010	12,223,789	20,539,873	721,686
Class C Shares	836,727	629,839	559,946	9,029
Class I Shares	597,150	154,686	687,920	29,290
	86,418,066	44,664,485	35,916,859	8,750,642
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(33,416,548)	(34,409,967)	(41,889,452)	(22,240,198)
Class C Shares	(5,147,899)	(1,837,350)	(1,494,007)	(1,015,563)
Class I Shares	(6,522,117)	(1,261,716)	(967,939)	(1,742,755)
Increase (decrease) in net assets from capital stock transactions	41,331,502	7,155,452	(8,434,539)	(16,247,874)
Total Increase (Decrease) in Net Assets for period	75,322,848	20,005,475	(5,050,452)	(8,771,215)
Net Assets: Beginning of period	$243,418,702	$223,413,227	$119,276,402	$128,047,617
Net Assets: End of period	$318,741,550	$243,418,702	$114,225,950	$119,276,402
Accumulated Undistributed Net Investment Income (Loss)	$362,499	$205,247	$24,940	$279,607

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Common Stock		Conservative Strategies		Georgia Municipal Bond		Government Securities
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/13	11/30/12	11/30/13	11/30/12	11/30/13	11/30/12	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$27,434,179	$19,963,135	$3,523,520	$2,324,148	$417,381	$497,669	$12,554,020	$12,406,606
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	70,483,033	58,342,352	2,550,559	6,181,013	105,090	329,789	(44,271,820)	24,070,253
Net change in unrealized appreciation (depreciation)	473,623,042	132,618,024	19,499,138	8,001,720	(1,049,608)	589,829	(8,908,887)	1,657,060
Net increase (decrease) in net assets from operations	571,540,254	210,923,511	25,573,217	16,506,881	(527,137)	1,417,287	(40,626,687)	38,133,919

Distributions to Shareholders
From net investment income
Class A Shares	(14,904,393)	(11,985,034)	(2,707,618)	(2,246,416)	—	—	(15,284,100)	(22,228,330)
Class C Shares	(241,053)	(164,793)	(817,689)	(735,073)	—	—	(1,501,320)	(2,192,511)
Class I Shares	(11,621,343)	(7,101,920)	(417,528)	(200,557)	(416,802)^	(508,706)^	(2,996,088)	(3,474,928)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	(35,966,439)	(12,638,430)	—	—	—	—	(2,053,694)	—
Class C Shares	(1,595,488)	(518,535)	—	—	—	—	(311,267)	—
Class I Shares	(20,877,143)	(5,338,490)	—	—	(333,802)	(294,327)	(372,757)	—
Return of capital
Class A Shares	—	—	—	—	—	—	(72,107)	—
Class C Shares	—	—	—	—	—	—	(7,083)	—
Class I Shares	—	—	—	—	—	—	(14,135)	—
Total distributions to shareholders	(85,205,859)	(37,747,202)	(3,942,835)	(3,182,046)	(750,604)	(803,033)	(22,612,551)	(27,895,769)

From Capital Share Transactions (see note 5)
Net proceeds from sales of shares
Class A Shares	205,051,288	309,752,685	63,556,106	48,044,017	—	—	182,849,735	443,678,728
Class C Shares	20,382,614	15,299,549	35,613,921	32,182,966	—	—	11,212,062	58,449,545
Class I Shares	205,006,681	354,379,378	19,490,838	17,261,323	1,358,333	1,120,991	38,206,380	128,390,332
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	43,195,032	20,727,044	2,224,212	1,798,672	—	—	13,027,672	15,831,028
Class C Shares	1,670,227	603,422	642,581	521,765	—	—	1,320,547	1,471,861
Class I Shares	23,902,948	6,926,574	151,706	94,545	9,201	46,230	2,278,564	2,536,332
	499,208,790	707,688,652	121,679,364	99,903,288	1,367,534	1,167,221	248,894,960	650,357,826
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(281,109,107)	(182,127,245)	(47,328,863)	(45,742,847)	—	—	(510,295,838)	(353,344,475)
Class C Shares	(9,510,212)	(5,460,373)	(15,207,017)	(20,721,143)	—	—	(67,749,215)	(25,243,099)
Class I Shares	(150,834,272)	(114,601,626)	(9,532,898)	(4,981,068)	(3,957,765)	(4,240,020)	(107,922,781)	(55,280,056)
Increase (decrease) in net assets from capital stock transactions	57,755,199	405,499,408	49,610,586	28,458,230	(2,590,231)	(3,072,799)	(437,072,874)	216,490,196
Total Increase (Decrease) in Net Assets for period	544,089,594	578,675,717	71,240,968	41,783,065	(3,867,972)	(2,458,545)	(500,312,112)	226,728,346
Net Assets: Beginning of period	$1,929,839,054	$1,351,163,337	$222,600,165	$180,817,100	$18,969,821	$21,428,366	$1,058,177,217	$831,448,871
Net Assets: End of period	$2,473,928,648	$1,929,839,054	$293,841,133	$222,600,165	$15,101,849	$18,969,821	$557,865,105	$1,058,177,217
Accumulated Undistributed Net Investment Income (Loss)	$5,244,024	$4,578,819	$(598)	$(15,686)	$17,348	$16,769	$(150,736)	$(135,451)

The accompanying notes are an integral part of the financial statements.

	Growth Leaders		International Equity
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/13	11/30/12	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$70,075	$5,360	$1,457,818	$1,715,823
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	7,191,031	3,793,952	13,296,251	(1,082,737)
Net change in unrealized appreciation (depreciation)	(1,368,765)	(2,142,092)	20,421,974	9,867,736
Net increase (decrease) in net assets from operations	5,892,341	1,657,220	35,176,043	10,500,822

Distributions to Shareholders
From net investment income
Class A Shares	—	—	(894,526)	(1,177,290)
Class C Shares	—	—	(1,711)	—
Class S Shares	—	—	—	—
Class I Shares	(1,690)	—	(395,112)	(421,010)
From net realized gain on investments and foreign currency transactions
Class A Shares	(789,813)	—	—	—
Class C Shares	(53,181)	—	—	—
Class I Shares	(209,218)	—	—	—
Total distributions to shareholders	(1,053,902)	—	(1,291,349)	(1,598,300)

From Capital Share Transactions (see note 5)
Net proceeds from sales of shares
Class A Shares	1,734,318	2,779,787	7,412,174	7,199,403
Class C Shares	128,475	67,706	455,036	257,249
Class S Shares	—	—	—	—
Class I Shares	50,575	1,317,016	1,761,628	871,452
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class I Shares	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	746,095	—	798,922	1,063,374
Class C Shares	40,492	—	1,639	—
Class S Shares	—	—	—	—
Class I Shares	43,282	—	388,828	413,424
	2,743,237	4,164,509	10,818,227	9,804,902
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(4,984,792)	(8,096,182)	(17,709,154)	(20,359,045)
Class C Shares	(416,745)	(353,164)	(502,336)	(695,651)
Class S Shares	—	—	—	—
Class I Shares	(743,074)	(918,821)	(2,662,962)	(1,868,777)
Increase (decrease) in net assets from capital stock transactions	(3,401,374)	(5,203,658)	(10,056,225)	(13,118,571)
Total Increase (Decrease) in Net Assets for period	1,437,065	(3,546,438)	23,828,469	(4,216,049)
Net Assets: Beginning of period	$27,236,832	$30,783,270	$137,013,271	$141,229,320
Net Assets: End of period	$28,673,897	$27,236,832	$160,841,740	$137,013,271
Accumulated Undistributed Net Investment Income (Loss)	$62,625	$6,372	$1,259,952	$1,245,244

See notes to the Statement of Changes in Net Assets at the end of the schedule.

Amounts designated as “-” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

	Mid Cap		Short Maturity Government		Small Company
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/13	11/30/12	11/30/13	11/30/12	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(351,980)	$(514,475)	$2,816,752	$9,490,565	$(2,358,005)	$1,459,601
Net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	15,605,087	7,861,954	(7,342,253)	2,291,438	270,110,812	276,749,866
Net change in unrealized appreciation (depreciation)	18,372,133	551,274	(11,980,890)	(6,658,723)	114,209,381	(78,985,896)
Net increase (decrease) in net assets from operations	33,625,240	7,898,753	(16,506,391)	5,123,280	381,962,188	199,223,571

Distributions to Shareholders
From net investment income
Class A Shares	—	—	(6,583,300)	(13,600,744)	(293,065)	—
Class C Shares	—	—	—	—	—	—
Class S Shares	—	—	(14,810,926)	(28,122,120)	—	—
Class I Shares	—	—	—	—	(2,152,131)	—
From net realized gain on investments and foreign currency transactions
Class A Shares	—	—	—	—	(163,054,390)	(94,589,031)
Class C Shares	—	—	—	—	(27,935,969)	(14,846,915)
Class I Shares	—	—	—	—	(87,638,237)	(98,493,382)
Total distributions to shareholders	—	—	(21,394,226)	(41,722,864)	(281,073,792)	(207,929,328)

From Capital Share Transactions (see note 5)
Net proceeds from sales of shares
Class A Shares	4,268,424	6,490,083	80,400,547	212,553,158	92,078,579	120,690,054
Class C Shares	729,183	805,164	—	—	8,580,667	3,325,598
Class S Shares	—	—	254,002,437	662,514,850	—	—
Class I Shares	11,164,344	1,393,740	—	—	100,158,375	338,160,222
Net asset value of shares issued in Fund reorganizations (see note 7)
Class A Shares	21,367,291	—	—	—	—	—
Class C Shares	7,567,605	—	—	—	—	—
Class I Shares	8,778,040	—	—	—	—	—
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	—	—	5,527,366	11,004,002	146,951,038	84,968,452
Class C Shares	—	—	—	—	25,514,187	13,554,340
Class S Shares	—	—	13,646,424	24,472,889	—	—
Class I Shares	—	—	—	—	73,678,369	75,079,133
	53,874,887	8,688,987	353,576,774	910,544,899	446,961,215	635,777,799
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(17,628,232)	(15,874,950)	(321,869,469)	(546,186,196)	(315,192,065)	(482,713,705)
Class C Shares	(2,366,183)	(1,228,726)	—	—	(32,279,327)	(48,569,885)
Class S Shares	—	—	(1,083,482,409)	(1,194,042,438)	—	—
Class I Shares	(4,435,618)	(2,152,205)	—	—	(336,816,155)	(1,036,894,991)
Increase (decrease) in net assets from capital stock transactions	29,444,854	(10,566,894)	(1,051,775,104)	(829,683,735)	(237,326,332)	(932,400,782)
Total Increase (Decrease) in Net Assets for period	63,070,094	(2,668,141)	(1,089,675,721)	(866,283,319)	(136,437,936)	(941,106,539)
Net Assets: Beginning of period	$94,267,944	$96,936,085	$2,089,280,325	$2,955,563,644	$1,458,795,594	$2,399,902,133
Net Assets: End of period	$157,338,038	$94,267,944	$999,604,604	$2,089,280,325	$1,322,357,658	$1,458,795,594
Accumulated Undistributed Net Investment Income (Loss)	$(529,534)	$(550,664)	$113,085	$235,268	$(431,216)	$1,104,598

The accompanying notes are an integral part of the financial statements.

	Sustainable Core		Sustainable Mid Cap		Total Return
	Opportunities		Opportunities		Bond
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/13	11/30/12	11/30/13	11/30/12	11/30/13	11/30/12
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$1,458,892	$1,271,759	$(303,171)	$(503,929)	$4,233,651	$1,787,710
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	12,629,813	7,246,787	10,652,125	33,229,588	3,271,334	3,936,996
Net change in unrealized appreciation (depreciation)	42,702,348	16,170,981	21,052,332	(26,833,772)	(3,295,749)	4,044,501
Net increase (decrease) in net assets from operations	56,791,053	24,689,527	31,401,286	5,891,887	4,209,236	9,769,207

Distributions to Shareholders
From net investment income
Class A Shares	(1,332,139)	(834,804)	—	—	(2,989,258)	(1,280,916)
Class C Shares	—	—	—	—	(570,084)	(454,110)
Class I Shares	(82,321)	(72,872)	—	—	(1,074,526)	(377,398)
From net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	—	—	(4,382,031)	—	(2,500,682)	(416,864)
Class C Shares	—	—	—	—	(595,904)	(271,336)
Class I Shares	—	—	(338,159)	—	(507,910)	(200,567)
Total distributions to shareholders	(1,414,460)	(907,676)	(4,720,190)	—	(8,238,364)	(3,001,191)

From Capital Share Transactions (see note 5)
Net proceeds from sales of shares
Class A Shares	9,172,805	4,869,945	9,294,272	3,972,768	83,217,040	87,560,221
Class C Shares	—	—	—	—	8,584,604	22,078,596
Class I Shares	2,523,289	686,837	1,513,411	6,713,179	56,835,176	13,552,429
Net asset value of shares in reinvestment of dividends and distributions
Class A Shares	1,285,737	805,800	4,275,652	—	5,165,350	1,614,674
Class C Shares	—	—	—	—	1,061,837	621,213
Class I Shares	73,702	67,966	297,048	—	1,327,002	511,236
	13,055,533	6,430,548	15,380,383	10,685,947	156,191,009	125,938,369
Less: Payments for shares reacquired (less any redemption fees, if applicable)
Class A Shares	(21,099,364)	(18,880,869)	(14,433,749)	(14,263,346)	(94,398,668)	(5,881,530)
Class C Shares	—	—	—	—	(12,041,607)	(9,119,437)
Class I Shares	(965,432)	(2,133,090)	(8,737,925)	(660,428)	(19,471,562)	(3,458,184)
Increase (decrease) in net assets from capital stock transactions	(9,009,263)	(14,583,411)	(7,791,291)	(4,237,827)	30,279,172	107,479,218
Total Increase (Decrease) in Net Assets for period	46,367,330	9,198,440	18,889,805	1,654,060	26,250,044	114,247,234
Net Assets: Beginning of period	$190,539,812	$181,341,372	$112,644,449	$110,990,389	$163,377,676	$49,130,442
Net Assets: End of period	$236,907,142	$190,539,812	$131,534,254	$112,644,449	$189,627,720	$163,377,676
Accumulated Undistributed Net Investment Income (Loss)	$1,286,669	$1,242,744	$(16,892)	$(519,330)	$27,355	$(1,256)

Amounts designated as “-” are either $0 or have been rounded to $0.

^ Dividends paid by the Sentinel Georgia Municipal Bond Fund are generally tax-exempt for Federal income tax purposes.

The accompanying notes are an integral part of the financial statements.

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Financial Highlights

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions.
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Balanced Class A
	11/30/09	$12.96	$0.27	$2.55	$2.82	$0.30	$—	$0.30	$15.48
	11/30/10	15.48	0.23	1.11	1.34	0.25	—	0.25	16.57
	11/30/11	16.57	0.26	0.80	1.06	0.28	0.25	0.53	17.10
	11/30/12	17.10	0.23	1.77	2.00	0.30	0.77	1.07	18.03
	11/30/13	18.03	0.23	2.91	3.14	0.26	0.68	0.94	20.23
Balanced Class C
	11/30/09	12.97	0.14	2.55	2.69	0.16	—	0.16	15.50
	11/30/10	15.50	0.09	1.12	1.21	0.10	—	0.10	16.61
	11/30/11	16.61	0.12	0.81	0.93	0.14	0.25	0.39	17.15
	11/30/12	17.15	0.08	1.78	1.86	0.17	0.77	0.94	18.07
	11/30/13	18.07	0.08	2.91	2.99	0.11	0.68	0.79	20.27
Balanced Class I
	11/30/09	12.92	0.21	2.54	2.75	0.29	—	0.29	15.38
	11/30/10	15.38	0.24	1.11	1.35	0.21	—	0.21	16.52
	11/30/11	16.52	0.26	0.80	1.06	0.29	0.25	0.54	17.04
	11/30/12	17.04	0.23	1.76	1.99	0.31	0.77	1.08	17.95
	11/30/13	17.95	0.28	2.89	3.17	0.29	0.68	0.97	20.15
Capital Growth Class A
	11/30/09	12.12	0.05	3.73	3.78	0.02	—	0.02	15.88
	11/30/10	15.88	0.05	1.62	1.67	0.03	—	0.03	17.52
	11/30/11	17.52	0.07	1.61	1.68	0.05	—	0.05	19.15
	11/30/12	19.15	0.08	1.20	1.28	0.07	0.06	0.13	20.30
	11/30/13	20.30	0.05	4.24	4.29	0.10	4.23	4.33	20.26
Capital Growth Class C
	11/30/09	11.57	(0.12)	3.53	3.41	—	—	—	14.98
	11/30/10	14.98	(0.16)	1.52	1.36	—	—	—	16.34
	11/30/11	16.34	(0.15)	1.51	1.36	—	—	—	17.70
	11/30/12	17.70	(0.14)	1.10	0.96	—	0.06	0.06	18.60
	11/30/13	18.60	(0.16)	3.79	3.63	—	4.23	4.23	18.00
Capital Growth Class I
	11/30/09	12.11	0.02	3.71	3.73	0.06	—	0.06	15.78
	11/30/10	15.78	0.05	1.62	1.67	0.03	—	0.03	17.42
	11/30/11	17.42	0.08	1.60	1.68	0.06	—	0.06	19.04
	11/30/12	19.04	0.09	1.19	1.28	0.07	0.06	0.13	20.19
	11/30/13	20.19	0.06	4.21	4.27	0.10	4.23	4.33	20.13

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
					Ratio of expenses	Ratio of expenses to		Ratio of net investment
			Net assets at	Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total		end of	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return		period (000	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*		omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Balanced Class A
	22.16		$202,968	1.20	1.20	1.20	1.99	1.99	80
	8.74		208,566	1.14	1.14	1.14	1.43	1.43	160
	6.46		207,922	1.13	1.13	1.13	1.49	1.49	162
	12.30		221,036	1.11	1.11	1.11	1.30	1.30	146
	18.15		267,627	1.06	1.06	1.06	1.22	1.22	154
Balanced Class C
	21.00		9,963	2.15	2.15	2.15	1.00	1.00	80
	7.86		11,628	1.97	1.97	1.97	0.60	0.60	160
	5.63		12,109	1.94	1.94	1.94	0.68	0.68	162
	11.30		16,635	1.94	1.94	1.94	0.48	0.48	146
	17.19		30,647	1.86	1.86	1.86	0.42	0.42	154
Balanced Class I
	21.69		3,225	1.62	1.62	1.62	1.56	1.56	80
	8.87		3,501	1.06	1.06	1.06	1.51	1.51	160
	6.49		3,383	1.09	1.09	1.09	1.52	1.52	162
	12.25		5,748	1.11	1.11	1.11	1.31	1.31	146
	18.46		20,468	0.77	0.77	0.77	1.50	1.50	154
Capital Growth Class A
	31.26		117,019	1.45	1.45	1.45	0.37	0.37	26
	10.56		119,626	1.32	1.32	1.32	0.28	0.28	24
	9.61		120,395	1.30	1.30	1.30	0.37	0.37	11
	6.73	#	111,964	1.28	1.28	1.28	0.41	0.41	47
	26.55		107,226	1.28	1.28	1.28	0.30	0.30	75
Capital Growth Class C
	29.47		2,948	2.79	2.79	2.79	(0.98)	(0.98)	26
	9.08		3,266	2.64	2.64	2.64	(1.03)	(1.03)	24
	8.32		3,087	2.54	2.54	2.54	(0.88)	(0.88)	11
	5.46	#	3,471	2.48	2.48	2.48	(0.78)	(0.78)	47
	24.94		3,202	2.53	2.53	2.53	(0.95)	(0.95)	75
Capital Growth Class I
	30.97		3,435	1.65	1.65	1.65	0.16	0.16	26
	10.59		3,579	1.27	1.27	1.27	0.34	0.34	24
	9.66		4,566	1.27	1.27	1.27	0.41	0.41	11
	6.78	#	3,841	1.23	1.23	1.23	0.45	0.45	47
	26.62		3,797	1.23	1.23	1.23	0.34	0.34	75

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions.
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Common Stock Class A
	11/30/09	$21.60	$0.24	$5.61	$5.85	$0.24	$—	$0.24	$27.21
	11/30/10	27.21	0.24	2.38	2.62	0.22	—	0.22	29.61
	11/30/11	29.61	0.31	1.70	2.01	0.27	0.02	0.29	31.33
	11/30/12	31.33	0.38	3.93	4.31	0.37	0.43	0.80	34.84
	11/30/13	34.84	0.44	9.50	9.94	0.43	1.04	1.47	43.31
Common Stock Class C
	11/30/09	20.99	—	5.47	5.47	0.05	—	0.05	26.41
	11/30/10	26.41	(0.01)	2.32	2.31	0.02	—	0.02	28.70
	11/30/11	28.70	0.05	1.64	1.69	0.02	0.02	0.04	30.35
	11/30/12	30.35	0.09	3.81	3.90	0.12	0.43	0.55	33.70
	11/30/13	33.70	0.12	9.18	9.30	0.14	1.04	1.18	41.82
Common Stock Class I
	11/30/09	21.62	0.33	5.62	5.95	0.34	—	0.34	27.23
	11/30/10	27.23	0.33	2.39	2.72	0.34	—	0.34	29.61
	11/30/11	29.61	0.43	1.68	2.11	0.37	0.02	0.39	31.33
	11/30/12	31.33	0.49	3.94	4.43	0.48	0.43	0.91	34.85
	11/30/13	34.85	0.56	9.50	10.06	0.56	1.04	1.60	43.31
Conservative Strategies Class A
	11/30/09	9.52	0.32	1.49	1.81	0.34	—	0.34	10.99
	11/30/10	10.99	0.23	0.60	0.83	0.26	—	0.26	11.56
	11/30/11	11.56	0.22	0.22	0.44	0.26	—	0.26	11.74
	11/30/12	11.74	0.16	0.86	1.02	0.21	—	0.21	12.55
	11/30/13	12.55	0.21	1.12	1.33	0.23	—	0.23	13.65
Conservative Strategies Class C
	11/30/09	9.49	0.22	1.51	1.73	0.26	—	0.26	10.96
	11/30/10	10.96	0.14	0.60	0.74	0.17	—	0.17	11.53
	11/30/11	11.53	0.14	0.21	0.35	0.18	—	0.18	11.70
	11/30/12	11.70	0.08	0.86	0.94	0.14	—	0.14	12.50
	11/30/13	12.50	0.11	1.13	1.24	0.13	—	0.13	13.61
Conservative Strategies Class I
	11/30/11(A)	11.73	0.21	0.05	0.26	0.28	—	0.28	11.71
	11/30/12	11.71	0.18	0.85	1.03	0.22	—	0.22	12.52
	11/30/13	12.52	0.24	1.13	1.37	0.25	—	0.25	13.64
Georgia Municipal Bond Class I
	11/30/09	9.64	0.30	0.64	0.94	0.30	0.02	0.32	10.26
	11/30/10	10.26	0.28	0.01	0.29	0.28	0.20	0.48	10.07
	11/30/11	10.07	0.28	0.21	0.49	0.27	0.13	0.40	10.16
	11/30/12	10.16	0.27	0.47	0.74	0.28	0.14	0.42	10.48
	11/30/13	10.48	0.25	(0.55)	(0.30)	0.25	0.20	0.45	9.73

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses		Ratio of expenses to				Ratio of net investment
				Ratio of		to average net		average net assets before		Ratio of net		income (loss) to average net
Fund/	Total		Net assets at	expenses to		assets before		contractual and		investment income		assets before contractual and		Portfolio
Share	return		end of period	average net		custodian fee		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)		reimbursements (%)***		rate (%)
Common Stock Class A
	27.36		$820,777	1.24		1.24		1.24		1.03		1.03		19
	9.69		848,513	1.16		1.16		1.16		0.85		0.85		12
	6.80	#	932,204	1.12		1.12		1.12		0.99		0.99		9
	13.99		1,193,721	1.09		1.09		1.09		1.12		1.12		8
	29.53		1,454,446	1.03		1.03		1.03		1.15		1.15		12
Common Stock Class C
	26.12		20,592	2.25		2.25		2.25		0.02		0.02		19
	8.74		27,952	2.05		2.05		2.05		(0.03)		(0.03)		12
	5.90	#	36,587	1.97		1.97		1.97		0.16		0.16		9
	13.03		51,460	1.93		1.93		1.93		0.28		0.28		8
	28.47		78,259	1.84		1.84		1.84		0.32		0.32		12
Common Stock Class I
	27.91		230,822	0.82		0.82		0.82		1.44		1.44		19
	10.06		244,612	0.83		0.83		0.83		1.17		1.17		12
	7.16	#	382,372	0.78		0.78		0.78		1.36		1.36		9
	14.38		684,658	0.75		0.75		0.75		1.47		1.47		8
	29.93		941,223	0.72		0.72		0.72		1.45		1.45		12
Conservative Strategies Class A
	19.51		76,374	1.16		1.16		1.16		3.15		3.15		149
	7.68		91,218	1.15		1.15		1.15		2.05		2.05		326
	3.78		122,315	1.13		1.13		1.13		1.87		1.87		330
	8.78		134,682	1.12		1.12		1.12		1.33		1.33		315
	10.67		166,168	1.03		1.03		1.03		1.58		1.58		279
Conservative Strategies Class C
	18.55		16,764	2.02		2.02		2.02		2.22		2.22		149
	6.82		32,056	1.89		1.89		1.89		1.29		1.29		326
	3.01		53,891	1.83		1.83		1.83		1.17		1.17		330
	8.04		70,037	1.81		1.81		1.81		0.65		0.65		315
	9.99		97,839	1.77		1.77		1.77		0.83		0.83		279
Conservative Strategies Class I
	2.24	++	4,611	1.08	+	1.08	+	1.26	+	1.84	+	1.66	+	330	++
	8.87		17,882	1.00		1.00		1.00		1.47		1.47		315
	11.01		29,833	0.80		0.80		0.80		1.79		1.79		279

Georgia Municipal Bond Class I
	9.90		28,020	0.69		0.69		0.69		2.96		2.96		21
	2.98		25,251	0.71		0.71		0.71		2.77		2.77		16
	5.07		21,428	0.67		0.67		0.67		2.76		2.76		12
	7.41		18,970	0.68		0.68		0.68		2.61		2.61		5
	(2.95)		15,102	0.72		0.72		0.72		2.51		2.51		4

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from			Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Return of	Total	value, end of
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	Capital	distributions	period
Government Securities Class A
	11/30/09	$10.57	$0.40	$0.62	$1.02	$0.44	$—	$—	$0.44	$11.15
	11/30/10	11.15	0.31	0.31	0.62	0.37	0.23	—	0.60	11.17
	11/30/11	11.17	0.26	0.05	0.31	0.35	0.41	—	0.76	10.72
	11/30/12	10.72	0.14	0.28	0.42	0.31	—	—	0.31	10.83
	11/30/13	10.83	0.16	(0.66)	(0.50)	0.26	0.03	—	0.29	10.04
Government Securities Class C
	11/30/09	10.57	0.30	0.63	0.93	0.35	—	—	0.35	11.15
	11/30/10	11.15	0.22	0.32	0.54	0.28	0.23	—	0.51	11.18
	11/30/11	11.18	0.18	0.04	0.22	0.27	0.41	—	0.68	10.72
	11/30/12	10.72	0.05	0.30	0.35	0.23	—	—	0.23	10.84
	11/30/13	10.84	0.08	(0.68)	(0.60)	0.17	0.03	—	0.20	10.04
Government Securities Class I
	11/30/09	10.57	0.44	0.61	1.05	0.47	—	—	0.47	11.15
	11/30/10	11.15	0.34	0.30	0.64	0.39	0.23	—	0.62	11.17
	11/30/11	11.17	0.29	0.04	0.33	0.37	0.41	—	0.78	10.72
	11/30/12	10.72	0.16	0.28	0.44	0.33	—	—	0.33	10.83
	11/30/13	10.83	0.19	(0.67)	(0.48)	0.28	0.03	—	0.31	10.04
Growth Leaders Class A
	11/30/09	8.42	0.01	2.29	2.30	—	—	—	—	10.72
	11/30/10	10.72	0.02	0.77	0.79	0.01	—	—	0.01	11.50
	11/30/11	11.50	—	0.66	0.66	0.01	—	—	0.01	12.15
	11/30/12	12.15	0.01	0.63	0.64	—	—	—	—	12.79
	11/30/13	12.79	0.05	2.96	3.01	—	0.50	—	0.50	15.30
Growth Leaders Class C
	11/30/09	8.02	(0.10)	2.17	2.07	—	—	—	—	10.09
	11/30/10	10.09	(0.11)	0.71	0.60	—	—	—	—	10.69
	11/30/11	10.69	(0.16)	0.62	0.46	—	—	—	—	11.15
	11/30/12	11.15	(0.20)	0.58	0.38	—	—	—	—	11.53
	11/30/13	11.53	(0.22)	2.63	2.41	—	0.50	—	0.50	13.44
Growth Leaders Class I
	11/30/09	8.19	0.02	2.23	2.25	—	—	—	—	10.44
	11/30/10	10.44	0.03	0.75	0.78	—	—	—	—	11.22
	11/30/11	11.22	0.03	0.64	0.67	0.03	—	—	0.03	11.86
	11/30/12	11.86	0.04	0.62	0.66	—	—	—	—	12.52
	11/30/13	12.52	0.06	2.89	2.95	—	0.50	—	0.50	14.97

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
		Net assets at	Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return	period (000	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Government Securities Class A
	9.83	$606,365	0.91	0.91	0.91	3.67	3.67	283
	5.85	630,098	0.83	0.83	0.83	2.82	2.82	649
	2.99	677,462	0.80	0.80	0.80	2.42	2.42	688
	3.94	791,599	0.81	0.81	0.81	1.29	1.29	581
	(4.75)	429,416	0.83	0.83	0.83	1.54	1.54	795
Government Securities Class C
	8.91	68,428	1.71	1.71	1.71	2.75	2.75	283
	5.08	91,383	1.59	1.59	1.59	2.03	2.03	649
	2.11	84,985	1.59	1.59	1.59	1.65	1.65	688
	3.26	120,709	1.59	1.59	1.59	0.50	0.50	581
	(5.61)	58,371	1.63	1.63	1.63	0.73	0.73	795
Government Securities Class I
	10.18	96,802	0.63	0.63	0.63	4.02	4.02	283
	6.12	82,552	0.60	0.60	0.60	3.07	3.07	649
	3.22	69,001	0.57	0.57	0.57	2.71	2.71	688
	4.21	145,869	0.57	0.57	0.57	1.52	1.52	581
	(4.51)	70,078	0.60	0.60	0.60	1.76	1.76	795
Growth Leaders Class A
	27.32	30,438	1.59	1.59	1.67	0.14	0.06	42
	7.36	30,853	1.59	1.59	1.59	0.17	0.17	41
	5.77	24,510	1.58	1.58	1.58	(0.01)	(0.01)	27
	5.27	20,548	1.58	1.58	1.59	0.05	0.04	53
	24.45	21,731	1.42	1.42	1.52	0.33	0.23	117
Growth Leaders Class C
	25.81	2,533	2.83	2.83	2.92	(1.10)	(1.19)	42
	5.95	2,321	2.88	2.88	2.88	(1.11)	(1.11)	41
	4.30	1,509	2.99	2.99	2.99	(1.42)	(1.42)	27
	3.41	1,275	3.40	3.40	3.40	(1.76)	(1.76)	53
	21.80	1,216	3.55	3.55	3.55	(1.80)	(1.80)	117
Growth Leaders Class I
	27.47	3,191	1.54	1.54	1.58	0.21	0.18	42
	7.49	3,466	1.45	1.45	1.45	0.33	0.33	41
	5.96	4,765	1.38	1.38	1.38	0.23	0.23	27
	5.56	5,414	1.31	1.31	1.31	0.34	0.34	53
	24.54	5,727	1.29	1.29	1.29	0.46	0.46	117

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
International Equity Class A
	11/30/09	$11.11	$0.13	$4.34	$4.47	$0.22	$—	$0.22	$15.36
	11/30/10	15.36	0.12	1.00	1.12	0.17	—	0.17	16.31
	11/30/11	16.31	0.19	(1.15)	(0.96)	0.32	—	0.32	15.03
	11/30/12	15.03	0.18	0.98	1.16	0.16	—	0.16	16.03
	11/30/13	16.03	0.16	4.13	4.29	0.14	—	0.14	20.18
International Equity Class C
	11/30/09	10.80	(0.05)	4.24	4.19	0.01	—	0.01	14.98
	11/30/10	14.98	(0.10)	0.97	0.87	—	—	—	15.85
	11/30/11	15.85	(0.05)	(1.11)	(1.16)	0.10	—	0.10	14.59
	11/30/12	14.59	(0.06)	0.96	0.90	—	—	—	15.49
	11/30/13	15.49	(0.11)	3.97	3.86	0.01	—	0.01	19.34
International Equity Class I
	11/30/09	11.10	0.17	4.31	4.48	0.28	—	0.28	15.30
	11/30/10	15.30	0.17	1.00	1.17	0.21	—	0.21	16.26
	11/30/11	16.26	0.23	(1.13)	(0.90)	0.37	—	0.37	14.99
	11/30/12	14.99	0.26	0.98	1.24	0.24	—	0.24	15.99
	11/30/13	15.99	0.26	4.11	4.37	0.23	—	0.23	20.13
Mid Cap Class A
	11/30/09	10.66	(0.08)	2.88	2.80	—	—	—	13.46
	11/30/10	13.46	(0.09)	2.79	2.70	—	—	—	16.16
	11/30/11	16.16	(0.11)	1.83	1.72	—	—	—	17.88
	11/30/12	17.88	(0.09)	1.60	1.51	—	—	—	19.39
	11/30/13	19.39	(0.06)	5.91	5.85	—	—	—	25.24
Mid Cap Class C
	11/30/09	9.56	(0.25)	2.55	2.30	—	—	—	11.86
	11/30/10	11.86	(0.28)	2.43	2.15	—	—	—	14.01
	11/30/11	14.01	(0.30)	1.58	1.28	—	—	—	15.29
	11/30/12	15.29	(0.28)	1.37	1.09	—	—	—	16.38
	11/30/13	16.38	(0.23)	4.96	4.73	—	—	—	21.11
Mid Cap Class I
	11/30/09	10.72	(0.04)	2.89	2.85	—	—	—	13.57
	11/30/10	13.57	(0.04)	2.83	2.79	—	—	—	16.36
	11/30/11	16.36	(0.05)	1.85	1.80	—	—	—	18.16
	11/30/12	18.16	(0.04)	1.62	1.58	—	—	—	19.74
	11/30/13	19.74	0.02	6.04	6.06	—	—	—	25.80

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
					Ratio of expenses	Ratio of expenses to		Ratio of net investment
				Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/			Net assets at	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	Total return		end of period	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*		(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
International Equity Class A
	40.97		$148,091	1.60	1.60	1.60	1.05	1.05	17
	7.35		151,462	1.45	1.45	1.45	0.77	0.77	20
	(6.11)		111,332	1.43	1.43	1.43	1.16	1.16	28
	7.84		106,173	1.49	1.49	1.49	1.17	1.17	37
	26.93		122,646	1.44	1.44	1.44	0.91	0.91	52
International Equity Class C
	38.87		3,622	3.10	3.10	3.10	(0.41)	(0.41)	17
	5.81		3,736	2.89	2.89	2.89	(0.68)	(0.68)	20
	(7.42)		3,207	2.89	2.89	2.89	(0.30)	(0.30)	28
	6.17		2,953	3.05	3.05	3.05	(0.40)	(0.40)	37
	24.92		3,634	3.04	3.04	3.04	(0.66)	(0.66)	52
International Equity Class I
	41.33		7,646	1.34	1.34	1.34	1.34	1.34	17
	7.74		8,218	1.08	1.08	1.08	1.13	1.13	20
	(5.77)		26,691	1.05	1.05	1.05	1.42	1.42	28
	8.45		27,887	0.94	0.94	0.94	1.72	1.72	37
	27.64		34,561	0.89	0.89	0.89	1.48	1.48	52
Mid Cap Class A
	26.27		74,507	1.67	1.67	1.67	(0.67)	(0.67)	63
	20.06		85,756	1.50	1.50	1.50	(0.64)	(0.64)	33
	10.64	#	86,126	1.43	1.43	1.43	(0.61)	(0.61)	42
	8.45		83,753	1.41	1.41	1.41	(0.49)	(0.49)	25
	30.17	#	118,734	1.35	1.35	1.35	(0.25)	(0.25)	47
Mid Cap Class C
	24.06		2,383	3.36	3.36	3.36	(2.35)	(2.35)	63
	18.13		2,689	3.07	3.07	3.07	(2.21)	(2.21)	33
	9.14	#	3,724	2.80	2.80	2.80	(1.98)	(1.98)	42
	7.13		3,534	2.64	2.64	2.64	(1.73)	(1.73)	25
	28.88	#	11,528	2.27	2.27	2.27	(1.20)	(1.20)	47
Mid Cap Class I
	26.59		5,611	1.36	1.36	1.36	(0.36)	(0.36)	63
	20.56		6,543	1.10	1.10	1.10	(0.25)	(0.25)	33
	11.00	#	7,086	1.09	1.09	1.09	(0.28)	(0.28)	42
	8.70		6,981	1.12	1.12	1.12	(0.20)	(0.20)	25
	30.70	#	27,075	0.96	0.96	0.96	0.10	0.10	47

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Short Maturity Government Class A
	11/30/09	$9.03	$0.26	$0.37	$0.63	$0.32	$—	$0.32	$9.34
	11/30/10	9.34	0.16	0.04	0.20	0.25	—	0.25	9.29
	11/30/11	9.29	0.11	0.01	0.12	0.21	—	0.21	9.20
	11/30/12	9.20	0.06	(0.02)	0.04	0.18	—	0.18	9.06
	11/30/13	9.06	0.03	(0.10)	(0.07)	0.15	—	0.15	8.84
Short Maturity Government Class S
	11/30/09	9.03	0.21	0.38	0.59	0.28	—	0.28	9.34
	11/30/10	9.34	0.12	0.04	0.16	0.21	—	0.21	9.29
	11/30/11	9.29	0.07	0.01	0.08	0.17	—	0.17	9.20
	11/30/12	9.20	0.02	(0.01)	0.01	0.14	—	0.14	9.07
	11/30/13	9.07	0.01	(0.12)	(0.11)	0.12	—	0.12	8.84
Small Company Class A
	11/30/09	4.75	(0.02)	1.22	1.20	—	—	—	5.95
	11/30/10	5.95	(0.02)	1.35	1.33	—	—	—	7.28
	11/30/11	7.28	(0.04)	0.71	0.67	—	—	—	7.95
	11/30/12	7.95	—	0.70	0.70	—	0.69	0.69	7.96
	11/30/13	7.96	(0.02)	2.25	2.23	—	1.67	1.67	8.52
Small Company Class C
	11/30/09	4.35	(0.05)	1.11	1.06	—	—	—	5.41
	11/30/10	5.41	(0.07)	1.23	1.16	—	—	—	6.57
	11/30/11	6.57	(0.09)	0.64	0.55	—	—	—	7.12
	11/30/12	7.12	(0.05)	0.61	0.56	—	0.69	0.69	6.99
	11/30/13	6.99	(0.06)	1.91	1.85	—	1.67	1.67	7.17
Small Company Class I
	11/30/09	4.78	0.01	1.23	1.24	—	—	—	6.02
	11/30/10	6.02	0.01	1.37	1.38	—	—	—	7.40
	11/30/11	7.40	—	0.71	0.71	—	—	—	8.11
	11/30/12	8.11	0.02	0.72	0.74	—	0.69	0.69	8.16
	11/30/13	8.16	0.01	2.32	2.33	0.04	1.67	1.71	8.78

See notes to Financial Highlights at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
		Net assets at	Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	end of	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return	period (000	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Short Maturity Government Class A
	7.05	$778,020	0.93	0.93	0.93	2.85	2.85	52
	2.12	1,068,841	0.84	0.84	0.84	1.76	1.76	47
	1.27	887,005	0.84	0.84	0.84	1.19	1.19	42
	0.40	554,187	0.86	0.86	0.86	0.65	0.65	27
	(0.82)	307,959	0.89	0.89	0.89	0.37	0.37	16
Short Maturity Government Class S
	6.61	1,077,049	1.34	1.34	1.34	2.26	2.26	52
	1.70	2,495,441	1.26	1.26	1.26	1.30	1.30	47
	0.85	2,068,558	1.25	1.25	1.25	0.79	0.79	42
	0.11	1,535,093	1.25	1.25	1.25	0.27	0.27	27
	(1.19)	691,645	1.13	1.13	1.27	0.12	(0.03)	16
Small Company Class A
	25.26	1,047,330	1.28	1.28	1.28	(0.31)	(0.31)	30
	22.35	1,122,623	1.17	1.17	1.17	(0.37)	(0.37)	32
	9.20	1,093,043	1.10	1.10	1.10	(0.44)	(0.44)	37
	9.63	815,661	1.14	1.14	1.14	(0.05)	(0.05)	33
	34.79	808,145	1.21	1.21	1.21	(0.24)	(0.24)	23
Small Company Class C
	24.37	153,790	2.12	2.12	2.12	(1.14)	(1.14)	30
	21.44	166,931	1.93	1.93	1.93	(1.14)	(1.14)	32
	8.37	153,765	1.85	1.85	1.85	(1.20)	(1.20)	37
	8.70	119,594	1.89	1.89	1.89	(0.79)	(0.79)	33
	33.94	128,521	1.93	1.93	1.93	(0.97)	(0.97)	23
Small Company Class I
	25.94	624,302	0.76	0.76	0.76	0.19	0.19	30
	22.92	924,047	0.72	0.72	0.72	0.08	0.08	32
	9.59	1,153,094	0.68	0.68	0.68	(0.03)	(0.03)	37
	9.96	523,540	0.79	0.79	0.79	0.31	0.31	33
	35.40	385,692	0.81	0.81	0.81	0.17	0.17	23

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
Fund/	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Sustainable Coe Opportunities Class A
	11/30/09	$8.60	$0.04	$2.29	$2.33	$0.04	$—	$0.04	$10.89
	11/30/10	10.89	0.04	1.03	1.07	0.04	—	0.04	11.92
	11/30/11	11.92	0.06	0.63	0.69	0.04	—	0.04	12.57
	11/30/12	12.57	0.09	1.66	1.75	0.06	—	0.06	14.26
	11/30/13	14.26	0.11	4.25	4.36	0.11	—	0.11	18.51
Sustainable Core Opportunities Class I
	11/30/09	8.63	0.09	2.30	2.39	0.07	—	0.07	10.95
	11/30/10	10.95	0.08	1.03	1.11	0.09	—	0.09	11.97
	11/30/11	11.97	0.10	0.64	0.74	0.09	—	0.09	12.62
	11/30/12	12.62	0.13	1.67	1.80	0.11	—	0.11	14.31
	11/30/13	14.31	0.15	4.25	4.40	0.14	—	0.14	18.57
Sustainable Mid Cap Opportunities Class A
	11/30/09	9.36	(0.09)	2.71	2.62	—	0.60	0.60	11.38
	11/30/10	11.38	(0.08)	2.70	2.62	—	—	—	14.00
	11/30/11	14.00	(0.09)	1.52	1.43	—	—	—	15.43
	11/30/12	15.43	(0.07)	0.87	0.80	—	—	—	16.23
	11/30/13	16.23	(0.05)	4.57	4.52	—	0.68	0.68	20.07
Sustainable Mid Cap Opportunities Class I
	11/30/09	9.84	(0.23)	2.81	2.58	—	0.60	0.60	11.82
	11/30/10	11.82	(0.18)	2.79	2.61	—	—	—	14.43
	11/30/11	14.43	(0.10)	1.59	1.49	—	—	—	15.92
	11/30/12	15.92	(0.06)	0.88	0.82	—	—	—	16.74
	11/30/13	16.74	(0.01)	4.71	4.70	—	0.68	0.68	20.76

See notes to Financial Highlight at the end of the schedule.

			Ratios/Supplemental Data
				Ratio of expenses	Ratio of expenses to		Ratio of net investment
			Ratio of	to average net	average net assets before	Ratio of net	income (loss) to average net
Fund/	Total	Net assets at	expenses to	assets before	contractual and	investment income	assets before contractual and	Portfolio
Share	return	end of period	average net	custodian fee	voluntary expense	(loss) to average	voluntary expense	turnover
Class	(%)*	(000 omitted)	assets (%)	credits (%)**	reimbursements (%)***	net assets (%)	reimbursements (%)***	rate (%)
Sustainable Coe Opportunities Class A
	27.27	180,582	1.47	1.47	1.50	0.39	0.36	12
	9.80	179,907	1.35	1.35	1.35	0.34	0.34	11
	5.79	172,858	1.34	1.34	1.34	0.45	0.45	7
	14.00	182,345	1.32	1.32	1.32	0.66	0.66	4
	30.74	224,489	1.26	1.26	1.26	0.67	0.67	14
Sustainable Core Opportunities Class I
	27.99	11,189	0.86	0.86	0.96	1.00	0.90	12
	10.18	10,479	0.95	0.95	0.95	0.73	0.73	11
	6.15	8,483	1.00	1.00	1.00	0.79	0.79	7
	14.38	8,194	1.04	1.04	1.04	0.94	0.94	4
	31.05	12,418	1.00	1.00	1.00	0.93	0.93	14
Sustainable Mid Cap Opportunities Class A
	29.99	100,590	1.61	1.61	1.61	(0.94)	(0.94)	29
	23.02	110,749	1.42	1.42	1.42	(0.64)	(0.64)	11
	10.21	109,185	1.39	1.39	1.39	(0.62)	(0.62)	8
	5.18	104,293	1.41	1.41	1.41	(0.45)	(0.45)	117
	28.96	128,441	1.35	1.35	1.35	(0.26)	(0.26)	45
Sustainable Mid Cap Opportunities Class I
	28.00	1,119	2.85	2.85	2.85	(2.18)	(2.18)	29
	22.08	1,767	2.14	2.14	2.26	(1.37)	(1.49)	11
	10.33	1,805	1.38	1.38	1.76	(0.62)	(0.99)	8
	5.15	8,351	1.33	1.33	1.33	(0.36)	(0.36)	117
	29.15	3,093	1.15	1.15	1.15	(0.04)	(0.04)	45

The accompanying notes are an integral part of the financial statements.

Selected per share data and ratios. Selected data for a share of capital stock outstanding throughout each fiscal period.

			Income from Investment Operations			Less Distributions
				Net gains or
		Net asset	Net	losses on		Dividends	Distributions
	Fiscal year	value,	investment	securities (both	Total from	(from net	(from		Net asset
Fund/Share	(period	beginning	income	realized and	investment	investment	realized	Total	value, end
Class	ended)	of period	(loss)	unrealized)	operations	income)	gains)	distributions	of period
Total Return Bond Class A
	11/30/11(A)	$10.00	$0.24	$0.18	$0.42	$0.28	$—	$0.28	$10.14
	11/30/12	10.14	0.21	1.01	1.22	0.25	0.18	0.43	10.93
	11/30/13	10.93	0.25	—	0.25	0.28	0.25	0.53	10.65
Total Return Bond Class C
	11/30/11(A)	10.00	0.23	0.18	0.41	0.28	—	0.28	10.13
	11/30/12	10.13	0.17	1.02	1.19	0.23	0.18	0.41	10.91
	11/30/13	10.91	0.20	(0.01)	0.19	0.22	0.25	0.47	10.63
Total Return Bond Class I
	11/30/11(A)	10.00	0.25	0.19	0.44	0.30	—	0.30	10.14
	11/30/12	10.14	0.23	1.02	1.25	0.27	0.18	0.45	10.94
	11/30/13	10.94	0.29	(0.03)	0.26	0.29	0.25	0.54	10.66

*Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

**The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian, if applicable.

***Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3), if applicable.

+ Annualized.

++ Not Annualized.

(A) Commenced operations December 17, 2010.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Common Stock Fund Class A by 0.04%, Sentinel Common Stock Fund Class C by 0.07%, Sentinel Common Stock Fund Class I by 0.04%, Sentinel Mid Cap Fund Class A by 0.08%, Sentinel Mid Cap Fund Class C by 0.08% and Sentinel Mid Cap Fund Class I by 0.06% for the fiscal year ended November 30, 2011; Sentinel Capital Growth Fund Class A by 0.16%, Sentinel Capital Growth Fund Class C by 0.17% and Sentinel Capital Growth Fund Class I by 0.16% for the fiscal year ended November 30, 2012; and Sentinel Mid Cap Fund Class A by 0.05%, Sentinel Mid Cap Fund Class C by 0.06% and Sentinel Mid Cap Fund Class I by 0.05% for the fiscal year ended November 30, 2013.

Per share net investment (income) loss and net realized and unrealized gains (losses) for each Fund are calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “—” are either zero or represent less than $0.005 or $(0.005).

See notes to Financial Highlights at the end of the schedule.

				Ratios/Supplemental Data
						Ratio of expenses		Ratio of expenses to				Ratio of net investment
				Ratio of		to average net		average net assets before		Ratio of net		income (loss) to average net
	Total		Net assets at	expenses to		assets before		contractual and		investment income		assets before contractual and		Portfolio
Fund/Share	return		end of period	average net		custodian fee		voluntary expense		(loss) to average		voluntary expense		turnover
Class	(%)*		(000 omitted)	assets (%)		credits (%)**		reimbursements (%)***		net assets (%)		reimbursements (%)***		rate (%)
Total Return Bond Class A
	4.28	++	$23,856	0.95	+	0.95	+	0.95	+	2.46	+	2.46	+	784	++
	12.34		111,263	0.94		0.94		0.96		2.00		1.98		915
	2.33		102,138	0.89		0.89		0.95		2.38		2 .32		499
Total Return Bond Class C
	4.16	++	14,205	1.04	+	1.04	+	1.04	+	2.40	+	2 .40	+	784	++
	12.02		29,323	1.35		1.35		1.37		1.62		1.60		915
	1.79		26,222	1.42		1.42		1.48		1.88		1.81		499
Total Return Bond Class I
	4.40	++	11,070	0.82	+	0.82	+	0.82	+	2.60	+	2 .60	+	784	++
	12.59		22,792	0.77		0.77		0.79		2.20		2 .19		915
	2.46		61,268	0.73		0.73		0.79		2.69		2 .63		499

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

(1) Organization:

Sentinel Group Funds, Inc. (“Company”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The Company currently consists of fourteen separate series (each individually referred to as a “Fund”) with the following share classes offered:

FUND NAME	SHARE CLASSES OFFERED
Sentinel Balanced Fund	Class A, Class C and Class I
Sentinel Capital Growth Fund	Class A, Class C and Class I
Sentinel Common Stock Fund	Class A, Class C and Class I
Sentinel Conservative Strategies Fund	Class A, Class C and Class I
Sentinel Georgia Municipal Bond Fund (a non-diversified series)	Class I
Sentinel Government Securities Fund	Class A, Class C and Class I
Sentinel Growth Leaders Fund (a non-diversified series)	Class A, Class C and Class I
Sentinel International Equity Fund	Class A, Class C and Class I
Sentinel Mid Cap Fund	Class A, Class C and Class I
Sentinel Short Maturity Government Fund	Class A and Class S
Sentinel Small Company Fund	Class A, Class C and Class I
Sentinel Sustainable Core Opportunities Fund	Class A and Class I
Sentinel Sustainable Mid Cap Opportunities Fund	Class A and Class I
Sentinel Total Return Bond Fund	Class A, Class C and Class I

Each Fund has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable.

(2) Significant Accounting Policies:

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. Security Valuation:

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Notes to Financial Statements

B. Fair Value Measurement:

In response to the Financial Accounting Standards Board’s issuance of Accounting Standards Update 2011-4, which contains amendments designed to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and International Financial Reporting Standards, management has evaluated the implications of these amendments on the financial statements and included disclosures, where applicable, to address the following concerns:

(1) Information about transfers between Level 1 and Level 2 of the fair value hierarchy.

(2) Information about the sensitivity of a fair value measurement categorized within Level 3 of the fair value hierarchy to changes in unobservable inputs and any interrelationships between those unobservable inputs.

(3) The categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position, but for which the fair value of such items is required to be disclosed.

In accordance with GAAP regarding fair value measurements, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•           Level 1 — Quoted prices (unadjusted) in active markets for identical assets at the time of the NYSE close (normally 4:00 PM Eastern). Includes most domestic equities, American Depository Receipts (“ADRs”), domestic Exchange Traded Funds, Standard & Poor’s Depository Receipts and exchange traded derivatives that rely on unadjusted or official closing prices based on actual trading activity which coincides with the close of the NYSE.

•           Level 2 — Other significant observable inputs (evaluated prices factoring in observable inputs using some type of model, matrix or other calculation methodology which takes into consideration factors such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Includes most long-term and short-term fixed income investments, most foreign equities trading on foreign exchanges, foreign Exchange Traded Funds, forward foreign currency contracts, non-exchange traded derivatives and OTC securities (including some ADRs) not listed on the NASDAQ National Market System that rely on a mean price which falls between the last bid and asked quotes coinciding with the close of the NYSE. Investments in other Registered Investment Companies (RIC’s) that rely on calculated Net Asset Values (NAV’s) would also generally be considered Level 2.

•           Level 3 — Significant unobservable inputs (including non-binding broker quotes or the Valuation Committee’s own assumptions in determining the fair value of investments).

Valuations of mortgage-backed or other asset backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through brokers or pricing services are generally categorized within Level 2. Those investments for which current data has not been provided would be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments would be classified as Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are normally valued using amortized cost, which approximates the current fair value of a security, but since this value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date. There have been no significant changes in valuation techniques during the fiscal year, but the Valuation Committee considers factors such as few recent transactions, inconsistent price quotes and wider bid-ask spreads when determining if transactions are not orderly for fair valuation purposes.

Notes to Financial Statements

The fair value measurements as of November 30, 2013 were as follows:

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities - Assets:
Balanced:
Collateralized Mortgage Obligations	$—	$4,382,393	$—	$4,382,393
Corporate Bonds	—	32,677,834	—	32,677,834
Corporate Short-Term Notes	—	29,199,736	—	29,199,736
Domestic Common Stocks	192,835,939	—	—	192,835,939
Domestic Exchange Traded Funds	1,598,400	—	—	1,598,400
Foreign Stocks & ADR’s	11,562,615	—	—	11,562,615
Institutional Money Market Funds	—	12,195,710	—	12,195,710
Mortgage-Backed Securities	—	30,659,717	—	30,659,717
U.S. Treasury Obligations	—	9,999,952	—	9,999,952
Totals	$205,996,954	$119,115,342	$—	$325,112,296

Capital Growth:
Domestic Common Stocks	$103,278,808	$—	$—	$103,278,808
Foreign Stocks & ADR’s:
Australia	832,284	—	—	832,284
Germany	918,192	—	—	918,192
Mexico	1,896,384	—	—	1,896,384
South Korea	—	564,679	—	564,679
Switzerland	1,487,010	1,285,166	—	2,772,176
United Kingdom	1,484,184	—	—	1,484,184
Institutional Money Market Funds	—	2,598,550	—	2,598,550
Totals	$109,896,862	$4,448,395	$—	$114,345,257

Common Stock:
Agency Discount Notes	$—	$41,839,492	$—	$41,839,492
Corporate Short-Term Notes	—	16,499,969	—	16,499,969
Domestic Common Stocks	2,253,369,393	—	—	2,253,369,393
Domestic Exchange Traded Funds	11,988,000	—	—	11,988,000
Foreign Stocks & ADR’s	125,284,489	—	—	125,284,489
Institutional Money Market Funds	—	19,207,877	—	19,207,877
U.S. Treasury Obligations	—	9,999,792	—	9,999,792
Totals	$2,390,641,882	$87,547,130	$—	$2,478,189,012

Conservative Strategies:
Collateralized Mortgage Obligations	$—	$3,744,796	$—	$3,744,796
Corporate Bonds	—	77,600,718	—	77,600,718
Corporate Short-Term Notes	—	21,999,932	—	21,999,932
Domestic Common Stocks	96,889,924	—	—	96,889,924
Foreign Stocks & ADR’s:
Chile	375,150	—	—	375,150
China	999,420	—	—	999,420
France	—	1,919,289	—	1,919,289
Germany	—	496,804	—	496,804
Hong Kong	—	1,010,364	—	1,010,364
India	—	472,076	—	472,076
Japan	—	1,774,293	—	1,774,293
Netherlands	1,158,720	—	—	1,158,720
Singapore	—	482,849	—	482,849
South Africa	—	777,492	—	777,492
South Korea	—	705,849	—	705,849
Spain	—	769,128	—	769,128
Sweden	—	498,471	—	498,471
Switzerland	949,440	3,040,874	—	3,990,314
United Kingdom	—	2,638,465	—	2,638,465
Institutional Money Market Funds	—	42,056,972	—	42,056,972
Mortgage-Backed Securities	—	43,091,953	—	43,091,953
Totals	$100,372,654	$203,080,325	$—	$303,452,979

Georgia Municipal Bond:
Institutional Money Market Funds	$—	$227,513	$—	$227,513
Municipal Bonds	—	14,707,001	—	14,707,001
Totals	$—	$14,934,514	$—	$14,934,514

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund /Category	(Level 1)	(Level 2)	(Level 3)	Total
Government Securities:
Collateralized Mortgage Obligations	$—	$93,284,930	$—	$93,284,930
Institutional Money Market Funds	—	37,795,819	—	37,795,819
Mortgage-Backed Securities	—	446,670,801	—	446,670,801
Totals	$—	$577,751,550	$—	$577,751,550

Growth Leaders:
Domestic Common Stocks	$25,301,935	$—	$—	$25,301,935
Foreign Stocks & ADR’s:
Netherlands	745,940	—	—	745,940
South Korea	—	423,509	—	423,509
Switzerland	895,272	—	—	895,272
United Kingdom	719,940	—	—	719,940
Institutional Money Market Funds	—	609,951	—	609,951
Totals	$27,663,087	$1,033,460	$—	$28,696,547

International Equity:
Domestic Common Stocks	$7,014,700	$—	$—	$7,014,700
Foreign Stocks & ADR’s:
Brazil	1,857,240	1,514,062	—	3,371,302
Chile	1,875,750	—	—	1,875,750
China	3,497,970	1,483,364	—	4,981,334
France	2,111,200	18,225,935	—	20,337,135
Germany	—	13,884,276	—	13,884,276
Hong Kong	—	8,767,770	—	8,767,770
India	—	3,351,736	—	3,351,736
Italy	—	3,529,247	—	3,529,247
Japan	—	18,084,159	—	18,084,159
Luxembourg	—	2,836,514	—	2,836,514
Netherlands	2,054,360	—	—	2,054,360
Singapore	—	1,931,397	—	1,931,397
South Africa	—	2,721,223	—	2,721,223
South Korea	—	3,952,755	—	3,952,755
Spain	—	4,486,582	—	4,486,582
Sweden	—	3,190,214	—	3,190,214
Switzerland	—	24,611,672	—	24,611,672
United Kingdom	—	26,201,302	—	26,201,302
Institutional Money Market Funds	—	3,440,288	—	3,440,288
Totals	$18,411,220	$142,212,496	$—	$160,623,716

Mid Cap:
Domestic Common Stocks	$142,499,283	$—	$—	$142,499,283
Foreign Stocks & ADR’s	4,393,371	—	—	4,393,371
Institutional Money Market Funds	—	2,416,738	—	2,416,738
Real Estate Investment Trusts	4,388,181	—	—	4,388,181
U.S. Treasury Obligations	—	3,999,989	—	3,999,989
Totals	$151,280,835	$6,416,727	$—	$157,697,562

Short Maturity Government:
Collateralized Mortgage Obligations	$—	$875,492,797	$—	$875,492,797
Commercial Mortgage-Backed Securities	—	24,573,267	—	24,573,267
Corporate Short-Term Notes	—	14,999,998	—	14,999,998
Institutional Money Market Funds	—	52,899,181	—	52,899,181
Mortgage-Backed Securities	—	71,294,863	—	71,294,863
Totals	$—	$1,039,260,106	$—	$1,039,260,106

Small Company:
Agency Discount Notes	$—	$44,999,374	$—	$44,999,374
Corporate Short-Term Notes	—	9,999,800	—	9,999,800
Domestic Common Stocks	1,157,254,574	—	—	1,157,254,574
Foreign Stocks & ADR’s	19,542,240	—	—	19,542,240
Institutional Money Market Funds	—	40,072,499	—	40,072,499
Real Estate Investment Trusts	57,019,115	—	—	57,019,115
Totals	$1,233,815,929	$95,071,673	$—	$1,328,887,602

Notes to Financial Statements

	Quoted Prices	Other
	(Unadjusted) in Active	Significant	Significant
	Markets for Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Sentinel Fund / Category	(Level 1)	(Level 2)	(Level 3)	Total
Sustainable Core Opportunities:
Domestic Common Stocks	$219,912,328	$—	$—	$219,912,328
Foreign Stocks & ADR’s	8,117,332	—	—	8,117,332
Institutional Money Market Funds	—	8,089,538	—	8,089,538
Totals	$228,029,660	$8,089,538	$—	$236,119,198

Sustainable Mid Cap Opportunities:
Domestic Common Stocks	$119,913,295	$—	$—	$119,913,295
Foreign Stocks & ADR’s	3,945,911	—	—	3,945,911
Institutional Money Market Funds	—	5,102,855	—	5,102,855
Real Estate Investment Trusts	2,519,000	—	—	2,519,000
Totals	$126,378,206	$5,102,855	$—	$131,481,061

Total Return Bond:
Collateralized Mortgage Obligations	$—	$11,248,666	$—	$11,248,666
Corporate Bonds	—	112,056,772	—	112,056,772
Corporate Short-Term Notes	—	4,999,999	—	4,999,999
Institutional Money Market Funds	—	27,184,097	—	27,184,097
Mortgage-Backed Securities	—	38,916,689	—	38,916,689
Totals	$—	$194,406,223	$—	$194,406,223

Investments in Securities - Liabilities:
None.

	Quoted Prices		Other
	(Unadjusted) in Active		Significant	Significant
	Markets for Identical		Observable	Unobservable
	Assets		Inputs	Inputs
Sentinel Fund / Category	(Level 1)		(Level 2)	(Level 3)	Total
Derivatives - Assets:
None.

Derivatives - Liabilities:
Balanced:
Futures Contracts	$(81,707	)*	$—	$—	$(81,707	)*

Conservative Strategies:
Futures Contracts	$(1,499,569	)*	$—	$—	$(1,499,569	)*

Government Securities:
Futures Contracts	$(357,521	)*	$—	$—	$(357,521	)*

Total Return Bond:
Futures Contracts	$(649,977	)*	$—	$—	$(649,977	)*

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Please refer to each Fund’s Schedule of Investments for more detailed information on specific securities, including industry classifications.

There was no reportable Fair Value Level 3 activity for the fiscal year ended November 30, 2013.

There were no reportable transfers between Level 1, Level 2 and Level 3 investments for the fiscal year ended November 30, 2013.

Notes to Financial Statements

C. Securities Transactions and Related Investment Income:

For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for gains and losses on mortgage-backed securities payment receipts, foreign currency transactions, the reclassification of net investment losses, the expiration of capital loss carry forwards to paid-in capital and returns of capital from underlying investments. The following reclassifications were made to reflect these differences as of November 30, 2013:

		Accumulated
		Undistributed
		Net Realized Gain
	Accumulated	(Loss) on
	Undistributed	Investments and
	Net Investment	Foreign Currency
Sentinel Fund	Income (Loss)	Transactions	Paid-in Capital
Balanced	$485,052	$(485,052)	$—
Capital Growth	(31,644)	31,644	—
Common Stock	(2,185)	2,185	—
Conservative Strategies	434,403	(434,403)	—
Government Securities	7,305,528	(7,212,203)	(93,325)
Growth Leaders	(12,132)	12,132	—
International Equity	(151,761)	151,767	(6)
Mid Cap	373,110	(362,255)	(10,855)
Short Maturity Government	18,455,291	(13,760,669)	(4,694,622)
Small Company	3,267,387	(3,267,387)	—
Sustainable Core Opportunities	(507)	507	—
Sustainable Mid Cap Opportunities	805,609	(805,407)	(202)
Total Return Bond	428,828	(428,828)	—

E. Dollar Rolls:

Sentinel Balanced Fund, Sentinel Conservative Strategies Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel Total Return Bond Fund may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses on sales, if applicable, are recorded on trade date plus one or trade date. There were no dollar roll transactions during the fiscal year ended November 30, 2013.

F. Federal Income Taxes:

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Funds’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements as a result of these uncertainties. As of November 30, 2013, the Funds did not have any unrecognized tax benefits.

Notes to Financial Statements

G. Foreign Currency Translations:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates on the following basis:

(1) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

(2) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that due to changes in market prices of such securities for purposes of the Funds’ financial statements. However, pursuant to United States federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

H. Forward Foreign Currency Contracts:

Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities Fund and Sentinel Total Return Bond Fund may enter into forward foreign exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. Forward contracts are valued at the forward rate and are marked-to-market daily. The daily change in the market value is recorded as an unrealized gain or loss. The Funds realize a gain or loss when the forward contract is closed on delivery of the currency. Risks may arise with respect to entering into forward contracts from potential inability of counterparties to meet the terms of the forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. A Fund’s risk of loss from forward currency contracts may exceed the related amounts reflected on the Statement of Assets and Liabilities. No forward foreign currency contracts were entered into during the fiscal year ended November 30, 2013.

I. Options Contracts:

Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund and Sentinel Sustainable Mid Cap Opportunities Fund may enter into options contracts.

Purchasing Put Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities and indices of securities prices. A Fund may terminate its position in a put position it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American Style, it may be exercised on any day up to its expiration date. A European Style option may be exercised only on its expiration date. The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). The Funds may purchase put options, but will not sell, or write, put options on individual securities, except to close out put options previously purchased.

Selling (Writing) Call Options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted daily to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written by a Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option written by a Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The risk associated with purchasing put and call options is limited to the premium paid. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying security price does not rise sufficiently to offset the cost of the option. The Funds will not purchase call options on individual securities, except to close out call options previously sold, but may sell, or write, call options on individual securities. Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. The writer of an exchange traded put or call option on a security or an index of securities is required to deposit cash or securities or a letter of credit as margin to make mark-to-market payments of variation margin as the position becomes unprofitable. Written call options have an unlimited risk of loss if the value of the underlying investment increases.

Options on Indices. Each Fund that is permitted to enter into options transactions may purchase and sell (write) put and call options on any securities index based on securities in which the Fund may invest. Options on securities indices are similar to options on securities, except that the exercise of security index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Fund’s investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an over-the-counter option, it will be relying on its counterparty to perform its obligations, and a Fund may incur additional losses if the counterparty is unable to perform.

During the fiscal year ended November 30, 2013, the Sentinel Capital Growth Fund purchased put options on specific individual securities for the purpose of managing the Fund’s volatility by hedging the downside risk of a significant market decline in those individual securities over a short period of time.

Notes to Financial Statements

At November 30, 2013, none of the Funds had open options contracts.

The following table summarizes the amounts of realized and unrealized gains and losses on options contracts recognized in the Fund’s earnings during the fiscal year ended November 30, 2013 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

		Location of Realized and			Net Change in Unrealized
Sentinel	Purpose and Primary	Unrealized Gain (Loss) on the	Net Realized		Appreciation
Fund	Underlying Risk Exposure	Statement of Operations	Gain (Loss)		(Depreciation)
Capital Growth	Purchased put options to hedge the downside risk of a significant market decline in individual equity securities over a short period of time.	Investments	$(953	)*	$—	*

*Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

During the fiscal year ended November 30, 2013, the Sentinel Capital Growth Fund held purchased put options from December 7, 2012 until sold on December 10, 2012 and the market value ranged up to $1,165.

J. Futures Contracts:

Sentinel Balanced Fund, Sentinel Conservative Strategies Fund, Sentinel Government Securities Fund, Sentinel Short Maturity Government Fund and Sentinel Total Return Bond Fund may enter into futures contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Any open contract would be recorded as variation margin receivable or payable on the statement of assets and liabilities to the extent such variation margin has not been received or paid and unrealized gain or loss on the statement of operations. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. This amount is included in net realized gain or loss on futures contracts in the statement of operations. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when a Fund wishes to close out a particular position.

When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts tends to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position tends to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, tends to offset both positive and negative market price changes, much as if the underlying instrument has been sold. During the fiscal year ended November 30, 2013, the Sentinel Balanced, Sentinel Conservative Strategies, Sentinel Government Securities and Sentinel Total Return Bond Funds sold varying combinations of futures contracts in U.S. Treasury 5-Year Notes, U.S. Treasury 10-Year Notes and U.S. Treasury 30-Year Bonds to manage duration by hedging interest rate risk, the Sentinel Conservative Strategies Fund sold futures contracts on the Standard & Poor’s 500 Index to hedge equity market risk and the Sentinel Total Return Bond Fund sold futures contracts on the Standard & Poor’s 500 Index to hedge high yield market risk associated with corporate bonds.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it is required to deposit “initial margin” with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party is required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund is obligated to continue to pay variation margin. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures contracts involve, to varying degrees, off-balance sheet risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

The following table summarizes the fair value of each Fund’s futures contracts held as of November 30, 2013 along with the related location on the accompanying Statement of Assets and Liabilities presented by primary underlying risk exposure:

	Purpose and Primary	Location on the
Sentinel Fund	Underlying Risk Exposure	Statement of Assets and Liabilities*	Fair Value of Assets*	Fair Value of Liabilities*
Balanced	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(81,707)

Conservative Strategies	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(81,441)
	Hedge equity market risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(1,418,128)
		Total	$—	$(1,499,569)

Government Securities	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(357,521)

Total Return Bond	Hedge interest rate risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(202,147)
	Hedge high yield market risk.	Unrealized appreciation (depreciation) of investments and foreign exchange	$—	$(447,830)
		Total	$—	$(649,977)

*The fair value represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable or payable at that date.

Notes to Financial Statements

Additionally, the amounts of realized and unrealized gains and losses on futures contracts recognized in each Fund’s earnings during the fiscal year ended November 30, 2013 along with the related location on the accompanying Statement of Operations presented by primary underlying risk exposure are summarized as follows:

	Purpose and Primary	Location of Realized and Unrealized Gain	Net Realized	Net Change in Unrealized
Sentinel Fund	Underlying Risk Exposure	(Loss) on the Statement of Operations	Gain (Loss)	Appreciation (Depreciation)
Balanced	Hedge interest rate risk.	Futures contracts	$(190,777)	$(81,707)

Conservative Strategies	Hedge interest rate risk.	Futures contracts	$311,806	$(81,441)
	Hedge equity market risk.	Futures contracts	$164,890	$(1,418,128)
		Total	$476,696	$(1,499,569)

Government Securities	Hedge interest rate risk.	Futures contracts	$455,402	$(357,521)

Total Return Bond	Hedge interest rate risk.	Futures contracts	$2,581,748	$(202,147)
	Hedge high yield market risk.	Futures contracts	$26,989	$(447,830)
		Total	$2,608,737	$(649,977)

During the fiscal year ended November 30, 2013, the average monthly notional value of futures contracts for the months held was as follows:

Average Monthly
Sentinel Fund	Notional Value
Balanced	$17,678,956
Conservative Strategies	28,273,359
Government Securities	76,988,055
Total Return Bond	46,989,988

K. Repurchase Agreements:

Each Fund may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. The Funds’ policies require that all repurchase agreements entered into by the Funds provide that the market value of the collateral underlying the repurchase agreement at the time of purchase, and each subsequent business day, will always be at least equal to 102% of the repurchase agreement amount including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at November 30, 2013.

L. Line of Credit:

The Company has obtained access to an unsecured line of credit of up to $20,000,000 from SSB for temporary borrowing purposes. Each Fund may borrow up to 5% of its net assets, as calculated using net assets from the previous business day, with a maximum aggregate limit of $20,000,000. Borrowings under this arrangement bear interest at the current overnight Federal Funds rate or the London InterBank Offered Rate (LIBOR), which ever is greater, plus an additional 1.25%. In addition, a commitment fee equal to 0.15% per annum on the daily unused balance is paid quarterly to SSB and is included in Custodian fees on the Statement of Operations. The average amount outstanding and weighted average interest rate for each Fund that utilized the line of credit during the fiscal year ended November 30, 2013 was as follows:

	Average Amount	Weighted Average
Sentinel Fund	Outstanding	Interest Rate
Balanced	$336	1.42%
Capital Growth	62,467	1.42%
Georgia Municipal Bond	10,572	1.43%
Government Securities	61,973	1.43%
Growth Leaders	187	1.42%
International Equity	2,083	1.43%
Short Maturity Government	490,457	1.41%

At November 30, 2013, none of the Funds had an outstanding balance against this line of credit.

M. Other:

Direct expenses of a Fund are charged to that Fund while common expenses of the Company are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.

Investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

Earnings credits are received from SSB on cash balances and are reflected in the Statement of Operations as an expense offset. There were no expense offsets for the fiscal year ended November 30, 2013.

The Sentinel International Equity and Sentinel Small Company Funds are subject to redemption fees of 2% on shares held 30 calendar days or less. The Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Georgia Municipal Bond, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel Mid Cap, Sentinel Short Maturity Government, Sentinel Sustainable Core Opportunities, Sentinel Sustainable Mid Cap Opportunities and Sentinel Total Return Bond Funds are subject to, under certain circumstances, an excessive trading fee of 2% of the amount redeemed. Both the redemption fee and excessive trading fee are subject to certain exceptions under which they may not be charged. For the fiscal year ended November 30, 2013, these fees totaled $4,346.

Notes to Financial Statements

(3) Management Advisory Fee and Other Transactions with Affiliates:

Pursuant to Investment Advisory Agreements (“Advisory Agreements”), SAMI provides general supervision of the Funds’ investments. Under the Advisory Agreements, each Fund pays SAMI a monthly fee based on the annual rates shown below. When determining the breakpoint for the advisory fee, assets are aggregated for the Sentinel Government Securities and Sentinel Short Maturity Government Funds.

	Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets

	Each subject to:

Balanced	0.55%	First $200 million
Conservative Strategies	0.50%	Next $200 million
Total Return Bond	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

	Each subject to:
Capital Growth	0.70%	First $500 million
Common Stock	0.65%	Next $300 million
Growth Leaders	0.60%	Next $200 million
International Equity	0.50%	Next $1 billion
Mid Cap	0.40%	In excess of $2 billion
Small Company
Sustainable Core Opportunities
Sustainable Mid Cap Opportunities

Georgia Municipal Bond	0.45%	First $1 billion
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Government Securities	0.55%	First $200 million
Short Maturity Government	0.50%	Next $200 million
	0.45%	Next $600 million
	0.40%	Next $1 billion
	0.35%	In excess of $2 billion

Prior to September 30, 2013, the Sentinel Growth Leaders Fund paid SAMI a monthly fee based on the following annual rates:

Advisory
Sentinel Fund	Fee Rate	Average Daily Net Assets
Growth Leaders	0.90%	First $500 million
	0.85%	Next $300 million
	0.80%	Next $200 million
	0.70%	Next $1 billion
	0.60%	In excess of $2 billion

With respect to Sentinel Georgia Municipal Bond Fund, SAMI has entered into a sub-advisory agreement with GLOBALT, Inc. (“GLOBALT”). Pursuant to such agreement, GLOBALT provides SAMI with a continuous investment program consistent with the Fund’s investment objectives and policies. SAMI compensates GLOBALT for the sub-advisory services.

The Class A shares of all Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. These distribution plans are herein referred to as the “A Plans”. Each of the Funds that offer Class C shares has also adopted a Class C distribution plan applicable to its Class C shares referred to as the “C Plans”. Sentinel Short Maturity Government Fund has adopted a distribution plan for its Class S shares referred to as the “S Plan”.

Under the A Plans, each participating Fund pays to Sentinel Financial Services Company (the “Distributor”, a company in which SAMI and Sentinel Financial Services, Inc., a wholly owned subsidiary of SAMI, are partners), a monthly fee at the maximum annual rate of (a) 0.30% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Small Company Fund, (b) 0.25% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Short Maturity Government, Sentinel Sustainable Core Opportunities and Sentinel Sustainable Mid Cap Opportunities Funds, or (c) 0.20% of average daily net assets relating to Class A shares outstanding in the case of the Sentinel Government Securities and Sentinel Total Return Bond Funds. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. No fee is paid with respect to any Fund shares purchased prior to March 1, 1993.

Under the Plan applicable to the Class C shares, the Class C shares of each of the Sentinel Balanced, Sentinel Capital Growth, Sentinel Common Stock, Sentinel Conservative Strategies, Sentinel Government Securities, Sentinel Growth Leaders, Sentinel International Equity, Sentinel Mid Cap, Sentinel Small Company and Sentinel Total Return Bond Funds pay to the Distributor a monthly fee at an annual rate of up to a total of 1.00% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of each participating Fund. In the first year after the purchase, this fee is designed to recover the initial sales commission of 1.00% paid by the Distributor to the selling financial intermediary. In subsequent years, the entire 1.00% may be paid to the financial intermediary as additional commission and/or, up to 0.25%, for service fees.

Under the Plan applicable to Sentinel Short Maturity Government Fund Class S shares, these shares pay to the Distributor a monthly fee at an annual rate of up to a total of 0.75% of average daily net assets. Such fees are used to reimburse the Distributor for eligible expenses incurred in connection with distribution and promotion of the shares and, up to 0.25%, for the servicing of shareholders of the Fund. The entire distribution fee may be paid to the selling dealer and for shares purchased prior to July 10, 2005, the entire 0.75% fee is paid to other intermediaries.

Notes to Financial Statements

Effective April 1, 2013, the Distributor has contractually agreed to waive fees and/or reimburse expenses in order to limit total annual distribution expenses for Class S Shares of the Sentinel Short Maturity Government Fund, on an annualized basis, to 0.50% of average daily net assets attributable to Class S shares. This agreement will terminate immediately after the close of business on March 31, 2014, unless renewed by the Distributor. For the fiscal year ended November 30, 2013, the total amount reimbursed under this agreement to Sentinel Short Maturity Government Fund Class S was $1,631,438.

The Class I shares do not pay distribution fees.

The Funds are not assessed distribution fees on shares owned by NLV Financial Corporation and its affiliates. Where NLV Financial Corporation and its affiliates held an investment for part of or the entire reporting period, from December 1, 2012 to November 30, 2013, this potentially results in overall distribution fees for that share class of less than the maximum limits involved. NLV Financial Corporation and its affiliates had investments for the entire reporting period in Sentinel Capital Growth Fund Class C, Sentinel Government Securities Fund Class C, Sentinel Growth Leaders Fund Class C, Sentinel Mid Cap Fund Class C and Sentinel Total Return Bond Fund Classes A and C.

These asset-based fees, except the service fee component, are subject to aggregate limits imposed by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distributor will not be reimbursed for any un-reimbursed eligible expenses from any other Fund, or in any future year from any of the Funds.

The Distributor also receives a sales charge added to the net asset value received by the Funds on the sale of Class A shares. This compensation is not an expense of the Funds and does not affect their operating results. The Distributor has advised the Funds that it received sales charges aggregating $2,190,236 for the fiscal year ended November 30, 2013. The Funds have been advised that the total distribution charges retained by the Distributor on the sale of shares amounted to $31,695 after allowances of $573,582 to Equity Services, Inc., a subsidiary of NLV Financial Corporation, and $1,584,959 to other investment dealers. During this same period, the distributor advised the Funds that it received $206,035 in contingent deferred sales charges from certain redemptions of Class A shares, $119,551 in contingent deferred sales charges from redemptions of Class C shares and no contingent deferred sales charges from redemptions of Class I or S shares.

Effective January 1, 2013, each Director who is not an affiliate of SAMI receives an annual fee of $76,000 from the Company. Prior to January 1, 2013, the annual fee was $73,000. The Lead Independent Director and chairs of the Audit and Governance Committees are each paid an additional annual fee of $8,000. The Fees paid to Directors are generally distributed quarterly on a pro rata basis. Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Certain Directors of the Funds have chosen to have their fees deferred in accordance with the Funds’ deferred compensation plan. This plan is intended to enable any eligible Director of the Company to forego a portion of current compensation in exchange for the promise by the Company to pay a benefit at a later time as set forth in this plan. These amounts are included in Directors’ and Chief Compliance Officer’s fees and expenses and Deferred compensation expenses on the Statement of Operations and Statement of Assets and Liabilities, respectively.

Directors’ and Chief Compliance Officer’s fees and expenses for the fiscal year ended November 30, 2013 were $1,165,484.

Pursuant to an Administration Agreement with SASI, the Funds receive administration services and pay SASI a monthly fee at an annual rate of 0.0375% of the first $4 billion of the Company’s aggregate average daily net assets; 0.035% of the next $3 billion of the Company’s aggregate average daily net assets and 0.0325% of the Company’s aggregate average daily net assets in excess of $7 billion. The Funds are responsible for all charges of outside pricing services and other out-of-pocket expenses incurred by SASI in connection with the performance of its duties under the Administration Agreement.

Pursuant to a Transfer and Dividend Disbursing Agent Agreement with SASI, the Funds receive transfer agency services and pay SASI an annual fee of $2,231,831, plus an amount equal to an annual rate of $11 per shareholder account in excess of 106,500 accounts as of the last day of the month preceding the installment due date, which is paid in twelve monthly installments due on the first day of each month for the preceding month. The base fee of $2,231,831 is subject to inflationary increases under certain circumstances, subject to approval by the Company’s Board of Directors. The Funds may also reimburse SASI for sub-transfer agency, plan agent and similar fees paid by SASI to other entities who provide services to accounts underlying an omnibus account of record in accordance with policies approved by the Board of Directors. The currently approved policy would allow such reimbursement at an annual rate of 0.17% of a Fund’s average daily net assets subject to the omnibus account arrangements.

Fees paid to SASI under the provisions of the Administration and Transfer and Dividend Disbursing Agreements for the fiscal year ended November 30, 2013 were $5,458,905.

SAMI has contractually agreed to reimburse certain expenses paid by the Class I shares of each Fund to the extent necessary to prevent the total annual fund operating expense ratios of the Class I shares of each Fund, on an annualized basis, from exceeding the total annual fund operating expense ratio of the respective Class A shares of the same Fund, where applicable. This agreement will continue through March 31, 2014. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Funds. For the fiscal year ended November 30, 2013, none of the Funds were required to be reimbursed under this agreement.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Growth Leaders Fund, on an annualized basis, to 1.45% of average daily net assets attributable to Class A shares. This agreement will terminate effective at the close of business on December 31, 2013. For the fiscal year ended November 30, 2013, the total amount reimbursed under this agreement to Sentinel Growth Leaders Fund Class A was $21,098.

SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares of the Sentinel Total Return Bond Fund, on an annualized basis, to 0.89% of average daily net assets attributable to Class A shares until March 31, 2014. The Class C and Class I shares of this Fund also benefitted from this arrangement to the extent SAMI waived its advisory fees to meet this commitment. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2013, the total amount reimbursed under this agreement to Sentinel Total Return Bond Fund Class A was $73,711, Sentinel Total Return Bond Fund Class C was $17,281 and Sentinel Total Return Bond Fund Class I was $20,316.

Notes to Financial Statements

Effective March 30, 2013, SAMI has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class I Shares of the Sentinel Balanced Fund, on an annualized basis, to 0.88% of average daily net assets attributable to Class I shares until March 31, 2014. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund. For the fiscal year ended November 30, 2013, the Fund was not required to be reimbursed under this agreement.

As of November 30, 2013, NLV Financial Corporation and its affiliates held ownership in the Funds as follows:

Approximate %
Sentinel Fund	Ownership
Balanced - I	30.17%
Capital Growth - C	4.33%
Capital Growth - I	6.48%
Common Stock - A	0.46%
Conservative Strategies - I	3.90%
Government Securities - C	0.17%
Growth Leaders - C	4.96%
Growth Leaders - I	73.52%
International Equity - I	71.72%
Mid Cap - C	1.46%
Mid Cap - I	1.27%
Sustainable Mid Cap Opportunities — I	38.45%
Total Return Bond — A	9.39%
Total Return Bond — C	36.22%
Total Return Bond — I	17.47%

(4) Investment Transactions:

Purchases and sales of investment securities (excluding short term obligations, forward foreign currency contracts, futures contracts and written options) for the fiscal year ended November 30, 2013 were as follows:

	Purchases of
	Other than U.S.
	Government	Purchases of U.S.	Sales of Other than	Sales of U.S.
	Direct and	Government Direct	U.S. Government	Government Direct
	Agency	and Agency	Direct and Agency	and Agency
Sentinel Fund	Obligations	Obligations	Obligations	Obligations
Balanced	$78,063,611	$311,834,478	$68,483,574	$317,888,359
Capital Growth	81,815,496	—	111,837,760	—
Common Stock	246,657,747	—	249,276,085	—
Conservative Strategies	138,436,385	476,323,612	120,680,680	485,259,501
Georgia Municipal Bond	597,700	—	3,314,178	—
Government Securities	—	6,414,661,483	—	6,853,688,816
Growth Leaders	30,722,818	—	35,105,603	—
International Equity	73,924,162	—	81,808,503	—
Mid Cap	58,913,268	—	67,263,254	—
Short Maturity Government	24,424,660	209,054,471	—	1,263,856,307
Small Company	282,907,672	—	814,858,138	—
Sustainable Core Opportunities	29,023,237	—	38,819,837	—
Sustainable Mid Cap Opportunities	52,355,893	—	62,668,521	—
Total Return Bond	172,763,854	576,856,414	133,163,759	589,332,335

Notes to Financial Statements

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by a Fund after November 30, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by a Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Pre-enactment losses may be more likely to expire unused since the Act prescribes that post-enactment losses must be utilized first.

At November 30, 2013, the Company had tax basis capital losses which may be used to offset future capital gains as follows:

	Capital Loss
Sentinel Fund	Carry Forward	Expiring on 11/30
Conservative Strategies	$345,842	2017

Government Securities	$43,341,242	No Expiration (Short-Term)
	8,514,123	No Expiration (Long-Term)
Total	$51,855,365

International Equity	$3,889,449	2018

Short Maturity Government	$4,202,997	2014
	916,192	2015
	505,428	2016
	2,065,072	2017
	16,447,278	2018
	32,731,463	2019
	15,725,763	No Expiration (Short-Term)
	40,277,058	No Expiration (Long-Term)
Total	$112,871,251

Sustainable Core Opportunities	$16,795,010	2016
	9,656,295	2017
	2,756,462	2018
	2,019,008	2019
Total	$31,226,775

During the fiscal year ended November 30, 2013, the Funds utilized capital losses as follows:

Capital Losses
Sentinel Fund	Utilized
Conservative Strategies	$607,899
International Equity	13,275,860
Mid Cap	935,313
Sustainable Core Opportunities	12,630,320

It is unlikely that a capital gains distribution will be paid to shareholders of the Funds until net gains have been realized in excess of such capital loss carry forwards or the carry forwards expire. The following Funds had capital loss carry forwards expire last fiscal year:

Capital Losses
Sentinel Fund	Expired
Short Maturity Government	$4,694,622

Net ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period from December 1, 2012 to November 30, 2013, the Funds elected to defer until the first business day of the next fiscal year for U.S. Federal income tax purposes net ordinary losses as stated below:

Ordinary Losses
Sentinel Fund	Deferred
Mid Cap	$473,333

Notes to Financial Statements

(5) Fund Shares:

At November 30, 2013, 2.94 billion shares of one cent par value were authorized as follows:

Authorized
Shares
Class A Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	75,000,000
Conservative Strategies	25,000,000
Government Securities	170,000,000
Growth Leaders	20,000,000
International Equity	20,000,000
Mid Cap	45,000,000
Short Maturity Government	200,000,000
Small Company	300,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	40,000,000
1,055,000,000
Class C Shares
Balanced	10,000,000
Capital Growth	40,000,000
Common Stock	10,000,000
Conservative Strategies	15,000,000
Government Securities	20,000,000
Growth Leaders	20,000,000
International Equity	10,000,000
Mid Cap	30,000,000
Small Company	50,000,000
Total Return Bond	40,000,000
245,000,000
Class I Shares
Balanced	40,000,000
Capital Growth	40,000,000
Common Stock	40,000,000
Conservative Strategies	40,000,000
Georgia Municipal Bond	40,000,000
Government Securities	40,000,000
Growth Leaders	40,000,000
International Equity	40,000,000
Mid Cap	40,000,000
Small Company	250,000,000
Sustainable Core Opportunities	40,000,000
Sustainable Mid Cap Opportunities	40,000,000
Total Return Bond	40,000,000
730,000,000
Class S Shares
Short Maturity Government	500,000,000

Total Allocated Shares	2,530,000,000

Unallocated Shares	410,000,000

Notes to Financial Statements

Proceeds from sales and payments for redemptions on Fund shares as shown in the statement of changes in net assets are represented by the following number of shares.

				Shares Issued in
		Shares issued in Fund		Reinvestment of		Net Increase
		Reorganizations		Dividends and		(Decrease) in
Sentinel Fund	Shares sold	(see note 7)		Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2013
Balanced — A	2,126,963	—		607,890	1,763,386	971,467
Balanced — C	816,102	—		47,185	272,063	591,224
Balanced — I	1,007,296	—		33,537	345,263	695,570
Capital Growth — A	794,780	—		1,269,461	2,287,895	(223,654)
Capital Growth — C	38,666	—		38,484	85,921	(8,771)
Capital Growth — I	9,593	—		42,808	53,999	(1,598)
Common Stock — A	5,393,532	—		1,221,149	7,292,385	(677,704)
Common Stock — C	548,188	—		49,430	253,083	344,535
Common Stock — I	5,305,505	—		672,368	3,888,737	2,089,136
Conservative Strategies — A	4,847,360	—		169,153	3,580,600	1,435,913
Conservative Strategies — C	2,702,578	—		49,018	1,161,238	1,590,358
Conservative Strategies — I	1,478,228	—		11,524	730,061	759,691
Georgia Municipal Bond — I	135,313	—		918	395,104	(258,873)
Government Securities — A	17,189,766	—		1,239,723	48,727,686	(30,298,197)
Government Securities — C	1,049,338	—		125,408	6,502,303	(5,327,557)
Government Securities — I	3,599,250	—		216,888	10,300,406	(6,484,268)
Growth Leaders — A	129,329	—		60,707	375,753	(185,717)
Growth Leaders — C	10,668	—		3,674	34,461	(20,119)
Growth Leaders — I	3,853	—		3,604	57,310	(49,853)
International Equity — A	411,132	—		48,390	1,004,856	(545,334)
International Equity — C	26,692	—		102	29,525	(2,731)
International Equity — I	94,213	—		23,738	145,069	(27,118)
Mid Cap — A	193,201	980,606	*	—	789,982	383,825
Mid Cap — C	41,740	413,078	*	—	124,433	330,385
Mid Cap — I	492,717	395,230	*	—	191,927	696,020
Short Maturity Government - A	8,973,501	—		618,030	35,896,902	(26,305,371)
Short Maturity Government - S	28,271,271	—		1,525,039	120,904,788	(91,108,478)
Small Company — A	12,447,460	—		22,783,107	42,890,133	(7,659,566)
Small Company — C	1,356,189	—		4,672,928	5,203,987	825,130
Small Company — I	13,224,848	—		11,129,663	44,575,988	(20,221,477)
Sustainable Core Opportunities — A	552,891	—		88,245	1,303,388	(662,252)
Sustainable Core Opportunities — I	150,282	—		5,052	59,475	95,859
Sustainable Mid Cap Opportunities — A	508,114	—		267,563	802,824	(27,147)
Sustainable Mid Cap Opportunities — I	81,130	—		17,981	448,942	(349,831)
Total Return Bond — A	7,806,493	—		485,745	8,882,322	(590,084)
Total Return Bond — C	807,790	—		100,073	1,129,160	(221,297)
Total Return Bond — I	5,375,069	—		124,897	1,836,558	3,663,408

*Please see note 7 for specific details of the Plan of Reorganization. The reorganization was completed following the close of business on April 12, 2013 by a tax-free exchange of 980,606 shares of the Sentinel Mid Cap Fund Class A for 2,331,794 shares of the Sentinel Mid Cap II Class A, a merger conversion ratio of 0.42053694; 413,078 shares of Sentinel Mid Cap Fund Class C for 933,371 shares of the Sentinel Mid Cap II Class C, a merger conversion ratio of 0.44256550; and 395,230 shares of Sentinel Mid Cap Fund Class I for 908,937 shares of the Sentinel Mid Cap II Class I, a merger conversion ratio of 0.43482665.

Notes to Financial Statements

		Shares Issued in
		Reinvestment of		Net Increase
		Dividends and		(Decrease) in
Sentinel Fund	Shares sold	Distributions	Shares Reacquired	Shares Outstanding
Fiscal Year Ended November 30, 2012
Balanced — A	1,331,640	735,351	1,964,973	102,018
Balanced — C	280,781	37,892	104,480	214,193
Balanced — I	186,199	9,334	73,828	121,705
Capital Growth — A	302,598	38,469	1,111,168	(770,101)
Capital Growth — C	66,685	520	54,908	12,297
Capital Growth — I	35,827	1,571	86,928	(49,530)
Common Stock — A	9,289,567	646,225	5,432,041	4,503,751
Common Stock — C	468,850	19,700	167,340	321,210
Common Stock — I	10,585,362	214,442	3,360,196	7,439,608
Conservative Strategies — A	3,916,145	147,500	3,750,967	312,678
Conservative Strategies — C	2,643,595	42,958	1,689,867	996,686
Conservative Strategies — I	1,433,246	7,759	406,912	1,034,093
Georgia Municipal Bond — I	108,440	4,496	411,123	(298,187)
Government Securities — A	41,144,488	1,470,090	32,751,578	9,863,000
Government Securities — C	5,416,756	136,629	2,338,607	3,214,778
Government Securities — I	11,913,313	235,502	5,119,361	7,029,454
Growth Leaders — A	220,898	—	631,849	(410,951)
Growth Leaders — C	5,696		30,372	(24,676)
Growth Leaders — I	106,043	—	75,339	30,704
International Equity — A	472,615	74,051	1,332,089	(785,423)
International Equity — C	17,402	—	46,625	(29,223)
International Equity — I	57,030	29,012	122,657	(36,615)
Mid Cap — A	344,357	—	841,468	(497,111)
Mid Cap — C	49,336	—	77,093	(27,757)
Mid Cap — I	72,885	—	109,616	(36,731)
Short Maturity Government - A	23,223,096	1,204,554	59,706,062	(35,278,412)
Short Maturity Government - S	72,377,051	2,677,989	130,570,692	(55,515,652)
Small Company — A	15,675,707	11,638,820	62,328,052	(35,013,525)
Small Company — C	490,562	2,098,085	7,093,937	(4,505,290)
Small Company — I	42,744,541	10,063,546	130,841,607	(78,033,520)
Sustainable Core Opportunities — A	356,584	64,258	1,388,696	(967,854)
Sustainable Core Opportunities — I	50,531	5,416	155,359	(99,412)
Sustainable Mid Cap Opportunities — A	249,074	—	895,546	(646,472)
Sustainable Mid Cap Opportunities — I	425,701	—	40,356	385,345
Total Return Bond — A	8,219,557	154,555	550,057	7,824,055
Total Return Bond — C	2,093,977	60,240	867,420	1,286,797
Total Return Bond — I	1,269,796	49,393	326,883	992,306

From time to time the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At November 30, 2013, one shareholder account owned approximately 289,402 shares of the Sentinel Growth Leaders Fund Class A Shares valued at $4,427,855, representing 20.37% of shares outstanding. Investment activities of this shareholder may have a material impact on the Fund. The latest Statement of Additional Information has more details about the Fund’s shareholders that own beneficially 5% or more of the voting stock of any class of any Fund or 25% or more of a Fund and is available, without charge, upon request by calling (800) 282-3863 or on-line at www.sentinelinvestments.com.

(6) Post Retirement Benefits:

Sentinel Group Funds, Inc. provides certain health care and life insurance benefits to certain of its retirees. The projected obligations for such benefits have been accrued and the total estimated liabilities as of November 30, 2013 included in the line item Accrued expenses on the Statement of Assets and Liabilities are as follows:

Sentinel Fund
Balanced — A	$10,956
Common Stock — A	87,858
Government Securities — A	8,857
Mid Cap — A	9,177

Notes to Financial Statements

(7) Reorganizations:

Pursuant to a Plan of Reorganization approved by the Board on December 6, 2012, as of the close of business on April 12, 2013, Sentinel Mid Cap Fund acquired 100% of the voting equity interests, substantially all of the assets and assumed substantially all of the liabilities of Sentinel Mid Cap II Fund, a separate series of the Company, in a tax-free reorganization in exchange for shares of the Sentinel Mid Cap Fund. The primary reason for the transaction was to combine a smaller Fund into a larger Fund with a similar investment objective. For financial reporting purposes, the net assets received and shares issued by the Sentinel Mid Cap Fund were recorded at fair value; however, the Sentinel Mid Cap II Fund’s cost of investments were carried forward to align ongoing reporting of the Sentinel Mid Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The merger conversion ratios and number of shares are presented in Note (5) and the value of shares issued by the Sentinel Mid Cap Fund is presented in the Statement of Changes in Net Assets and in the schedule below. Net assets and acquired unrealized appreciation (depreciation) as of the reorganization date were as follows:

						Acquired
					Total	Fund
		Total	Total		Net Assets of	Unrealized
		Net Assets of	Net Assets of		Acquiring Fund	Appreciation/
Acquiring Fund	Acquired Fund	Acquiring Fund	Acquired Fund		After Acquisition	(Depreciation)
Sentinel Mid Cap Fund Class A	Sentinel Mid Cap II Fund Class A	$89,841,817	$21,367,291		$111,209,108	$(569,019)
Sentinel Mid Cap Fund Class C	Sentinel Mid Cap II Fund Class C	4,130,456	7,567,605		11,698,061	(3,382,231)
Sentinel Mid Cap Fund Class I	Sentinel Mid Cap II Fund Class I	16,503,052	8,778,040		25,281,092	10,165,141
	Totals	$110,475,325	$37,712,936	*	$148,188,261	$6,213,891

* The net assets of the Sentinel Mid Cap II Fund were primarily comprised of investments with a fair value of $37,687,862 just prior to the merger.

The financial statements reflect the operations of the Sentinel Mid Cap Fund for the period prior to the acquisition and the combined fund for the period subsequent to the acquisition.

(8) Distributions to Shareholders:

The tax character of distributions paid during the fiscal year ended November 30, 2013 were as follows:

	Ordinary	Tax-Exempt	Long Term	Return of
Sentinel Fund	Income	Income	Capital Gain	Capital	Total
Balanced	$4,691,039	$––	$8,425,477	$—	$13,116,516
Capital Growth	524,722	—	22,390,491	—	22,915,213
Common Stock	26,766,789	—	58,439,070	—	85,205,859
Conservative Strategies	3,942,835	—	—	—	3,942,835
Georgia Municipal Bond	83,355	416,802	250,447	—	750,604
Government Securities	22,519,226	—	—	93,325	22,612,551
Growth Leaders	1,690	—	1,052,212	—	1,053,902
International Equity	1,291,349	—	—	—	1,291,349
Mid Cap	—	—	—	—	—
Short Maturity Government	21,394,226	—	—	—	21,394,226
Small Company	11,734,507	—	269,339,285	—	281,073,792
Sustainable Core Opportunities	1,414,460	—	—	—	1,414,460
Sustainable Mid Cap Opportunities	—	—	4,720,190	—	4,720,190
Total Return Bond	8,238,364	—	—	—	8,238,364

The tax character of distributions paid during the fiscal year ended November 30, 2012 were as follows:

	Ordinary	Tax-Exempt	Long Term	Return of
Sentinel Fund	Income	Income	Capital Gain	Capital	Total
Balanced	$4,640,439	$—	$9,226,923	$—	$13,867,362
Capital Growth	429,141	—	411,818	—	840,959
Common Stock	19,826,998	—	17,920,204	—	37,747,202
Conservative Strategies	3,182,046	—	—	—	3,182,046
Georgia Municipal Bond	—	508,706	294,327	—	803,033
Government Securities	27,895,769	—	—	—	27,895,769
Growth Leaders	—	—	—	—	—
International Equity	1,598,300	—	—	—	1,598,300
Mid Cap	—	—	—	—	—
Short Maturity Government	41,722,864	—	—	—	41,722,864
Small Company	—	—	207,929,328	—	207,929,328
Sustainable Core Opportunities	907,676	—	—	—	907,676
Sustainable Mid Cap Opportunities	—	—	—	—	—
Total Return Bond	3,001,191	—	—	—	3,001,191

Notes to Financial Statements

As of November 30, 2013, the components of distributable earnings on a tax basis were as follows:

			Currently
			Distributable
	Currently	Currently	Long Term
	Distributable	Distributable	Capital Gain or	Unrealized
	Ordinary	Tax-Exempt	Capital Loss	Appreciation
Fund	Income	Income	Carryover	(Depreciation)
Balanced	$478,832	$—	$11,843,827	$94,162,841
Capital Growth	1,345,980	—	27,660,266	30,687,937
Common Stock	6,478,696	—	69,625,171	1,023,150,421
Conservative Strategies	67,229	—	(345,842)	34,757,471
Georgia Municipal Bond	—	21,888	101,059	845,460
Government Securities	—	—	(51,855,365)	(126,689)
Growth Leaders	1,542,756	—	5,682,939	3,569,306
International Equity	1,306,982	—	(3,889,449)	42,139,782
Mid Cap	—	—	14,504,950	44,078,371
Short Maturity Government	363,164	—	(112,871,251)	9,372,280
Small Company	6,616,510	—	257,949,937	466,587,599
Sustainable Core Opportunities	1,314,291	—	(31,226,575)	78,700,730
Sustainable Mid Cap Opportunities	172,268	—	9,822,364	26,903,681
Total Return Bond	32,348	—	2,154,365	760,522

The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily due to wash sales recognized for tax purposes and return of capital distributions from portfolio investments.

(9) Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(10) Subsequent Events:

On December 5, 2013, the Board of Directors approved a measure whereby each Director who is not an affiliate of SAMI will receive a base annual fee of $86,000 from the Company. The changes in annual fees became effective on January 1, 2014.

Effective January 31, 2014, subject to SEC review, the Board of Directors approved (1) the change of the name of the Sentinel Short Maturity Government Fund to the Sentinel Short Duration Bond Fund; (2) launching of a new series, the Sentinel Short Duration Bond Fund Class I shares; and (3) under the distribution plan applicable to Sentinel Short Duration Bond Fund Class S shares, paying the Distributor a monthly fee at an annual rate of up to a total of 0.50% of average daily net assets.

On December 23, 2013, the Sentinel Funds paid the following dividends and distributions per share (unaudited):

	Net
	Investment	Short-Term	Long-Term
Sentinel Fund	Income	Capital Gain	Capital Gain
Balanced - A	$0.064	$—	$0.75436
Balanced - C	0.024	—	0.75436
Balanced - I	0.076	—	0.75436
Capital Growth - A	0.043	0.22888	4.95015
Capital Growth - C	—	0.22888	4.95015
Capital Growth - I	0.050	0.22888	4.95015
Common Stock- A	0.119	0.01130	1.22205
Common Stock- C	0.035	0.01130	1.22205
Common Stock - I	0.150	0.01130	1.22205
Conservative Strategies - A	0.023	—	—
Conservative Strategies - C	0.014	—	—
Conservative Strategies - I	0.024	—	—
Georgia Municipal Bond - I	0.022	—	0.07280
Government Securities - A	0.024	—	—
Government Securities - C	0.017	—	—
Government Securities - I	0.026	—	—
Growth Leaders - A	0.065	0.78334	3.01766
Growth Leaders - C	—	0.78334	3.01766
Growth Leaders - I	0.066	0.78334	3.01766
International Equity - A	0.209	—	—
International Equity - C	—	—	—
International Equity - I	0.326	—	—
Mid Cap - A	—	—	2.32700
Mid Cap - C	—	—	2.32700
Mid Cap - I	—	—	2.32700
Short Maturity Government - A	0.011	—	—
Short Maturity Government - S	0.010	—	—
Small Company - A,	—	0.04257	1.65998
Small Company - C	—	0.04257	1.65998
Small Company - I	—	0.04257	1.65998
Sustainable Core Opportunities - A	0.106	—	—
Sustainable Core Opportunities - I	0.131	—	—
Sustainable Mid Cap Opportunities - A	—	0.02701	1.53997
Sustainable Mid Cap Opportunities - I	—	0.02701	1.53997
Total Return Bond - A	0.041	—	0.12587
Total Return Bond - C	0.036	—	0.12587
Total Return Bond - I	0.042	—	0.12587

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sentinel Group Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Balanced Fund, Sentinel Capital Growth Fund, Sentinel Common Stock Fund, Sentinel Conservative Strategies Fund, Sentinel Georgia Municipal Bond Fund, Sentinel Government Securities Fund, Sentinel Growth Leaders Fund, Sentinel International Equity Fund, Sentinel Mid Cap Fund, Sentinel Short Maturity Government Fund, Sentinel Small Company Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Sustainable Mid Cap Opportunities and Sentinel Total Return Bond Fund, comprising Sentinel Group Funds, Inc. (hereafter referred to as the “Funds”) at November 30, 2013, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

January 22, 2014

Actual and Hypothetical Expenses for Comparison Purposes

(Unaudited)

Example

As a shareholder of one or more of the Sentinel Funds, you incur two types of costs:

(1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The example for each share class is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 06/01/13 through 11/30/13.

Actual Expenses

The first line of each share class entry in the table beginning on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 06/01/13 through 11/30/13” to estimate the expenses you paid on your account during this period.

Certain Account Fees and Minimum Account Size

Certain participant accounts are subject to the following recurring annual fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expenses for the period would be higher. Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate and currently charge an annual maintenance fee of $25 to any account that has a current value less than $1,000 and that has been open for at least 24 months. This fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Miscellaneous Recurring Fees:

Retirement Custodial Accounts:
Annual Custodial Fee per Social Security Number	$15.00
Closeout Fee per Account	$15.00
Transfer of Assets per Transaction	$25.00
Service Fees:
Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$25.00
Bounced check received for deposit	$25.00
Copy of check-writing check written prior to March 2008	$10.00

Recurring Fees for Services for Employee Benefit Plans

The Sentinel Destinations platform offers participant record keeping services to employer-sponsored retirement plans such as 401(k), pension or profit sharing plans. Plans using the Sentinel Destinations platform will be subject to additional fees for the services provided. Contact your financial advisor or Sentinel Administrative Services, Inc. for more information regarding Sentinel Destinations.

Hypothetical Example for Comparison Purposes

The second line of each share class entry in the table beginning on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Fund share class to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As with actual account values and expenses, the hypothetical account values and expenses shown in the table do not reflect any of the recurring fees outlined above. If your account is subject to such fees, then the hypothetical account values at the end of the period shown and the hypothetical expenses paid for the period should be increased before comparing these amounts to the corresponding amounts for other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses

(Unaudited)

Actual and hypothetical expenses for each Sentinel Fund share class are provided in this table. More detailed expenses data is contained the accompanying Financial Statements and related Notes.

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/13
Sentinel Fund	Fund Class	Description	Percentage	06/01/13	11/30/13	Ratio	through 11/30/13*
Balanced
	A Shares	Actual	7.31	$1,000.00	$1,073.05	1.05	$5.46
		Hypothetical+	1.98	1,000.00	1,019.80	1.05	5.32
	C Shares	Actual	6.87	1,000.00	1,068.68	1.82	9.44
		Hypothetical+	1.59	1,000.00	1,015.94	1.82	9.20
	I Shares	Actual	7.47	1,000.00	1,074.66	0.74	3.85
		Hypothetical+	2.14	1,000.00	1,021.36	0.74	3.75
Capital Growth
	A Shares	Actual	12.62	1,000.00	1,126.18	1.28	6.82
		Hypothetical+	1.87	1,000.00	1,018.65	1.28	6.48
	C Shares	Actual	12.08	1,000.00	1,120.80	2.16	11.48
		Hypothetical+	1.42	1,000.00	1,014.24	2.16	10.91
	I Shares	Actual	12.65	1,000.00	1,126.47	1.24	6.61
		Hypothetical+	1.89	1,000.00	1,018.85	1.24	6.28
Common Stock
	A Shares	Actual	11 33	1,000.00	1,113.30	1.00	5.30
		Hypothetical+	2.00	1,000.00	1,020.05	1.00	5.06
	C Shares	Actual	10.91	1,000.00	1,109.15	1.79	9.46
		Hypothetical+	1.61	1,000.00	1,016.09	1.79	9.05
	I Shares	Actual	11.50	1,000.00	1,114.99	0.70	3.71
		Hypothetical+	2.16	1,000.00	1,021.56	0.70	3.55
Conservative Strategies
	A Shares	Actual	4.28	1,000.00	1,042.80	1.01	5.17
		Hypothetical+	2.00	1,000.00	1,020.00	1.01	5.11
	C Shares	Actual	3.92	1,000.00	1,039.18	1.75	8.95
		Hypothetical+	1.63	1,000.00	1,016.29	1.75	8.85
	I Shares	Actual	4.44	1,000.00	1,044.41	0.73	3.74
		Hypothetical+	2.14	1,000.00	1,021.41	0.73	3.70
Georgia Municipal Bond
	I Shares	Actual	-1.53	1,000.00	984.71	0.75	3.73
		Hypothetical+	2.13	1,000.00	1,021.31	0.75	3.80
Government Securities
	A Shares	Actual	-3.53	1,000.00	964.72	0.84	4.14
		Hypothetical+	2.09	1,000.00	1,020.86	0.84	4.26
	C Shares	Actual	-3.93	1,000.00	960.74	1.65	8.11
		Hypothetical+	1.68	1,000.00	1,016.80	1.65	8.34
	I Shares	Actual	-3.31	1,000.00	966.87	0.61	3.01
		Hypothetical+	2.20	1,000.00	1,022.01	0.61	3.09
Growth Leaders
	A Shares	Actual	12.33	1,000.00	1,123.35	1.39	7.40
		Hypothetical+	1.81	1,000.00	1,018.10	1.39	7.03
	C Shares	Actual	11.54	1,000.00	1,115.35	2.84	15.06
		Hypothetical+	1.08	1,000.00	1,010.83	2.84	14.32
	I Shares	Actual	12.39	1,000.00	1,123.87	1.30	6.92
		Hypothetical+	1.85	1,000.00	1,018.55	1.30	6.58
International Equity
	A Shares	Actual	14.53	1,000.00	1,145.29	1.42	7.64
		Hypothetical+	1.80	1,000.00	1,017.95	1.42	7.18
	C Shares	Actual	13.70	1,000.00	1,136.98	2.98	15.96
		Hypothetical+	1.01	1,000.00	1,010.13	2.98	15.02
	I Shares	Actual	14.90	1,000.00	1,148.97	0.87	4.69
		Hypothetical+	2.07	1,000.00	1,020.71	0.87	4.41

			Total	Beginning	Ending	Annualized	Expenses Paid
		Total Return	Return	Account Value	Account Value	Expense	from 06/01/13
Sentinel Fund	Fund Class	Description	Percentage	06/01/13	11/30/13	Ratio	through 11/30/13*
Mid Cap
	A Shares	Actual	12.23	$1,000.00	$1,122.28	1.39	$7.40
		Hypothetical+	1.81	1,000.00	1,018.10	1.39	7.03
	C Shares	Actual	11.81	1,000.00	1,118.11	2.12	11.26
		Hypothetical+	1.44	1,000.00	1,014.44	2.12	10.71
	I Shares	Actual	12.47	1,000.00	1,124.67	0.94	5.01
		Hypothetical+	2.04	1,000.00	1,020.36	0.94	4.76
Short Maturity Government
	A Shares	Actual	-0.35	1,000.00	996.54	0.86	4.30
		Hypothetical+	2.08	1,000.00	1,020.76	0.86	4.36
	S Shares	Actual	-0.53	1,000.00	994.74	1.03	5.15
		Hypothetical+	1.99	1,000.00	1,019.90	1.03	5.22
Small Company
	A Shares	Actual	13.90	1,000.00	1,139.04	1.20	6.43
		Hypothetical+	1.91	1,000.00	1,019.05	1.20	6.07
	C Shares	Actual	13.45	1,000.00	1,134.49	1.93	10.33
		Hypothetical+	1.54	1,000.00	1,015.39	1.93	9.75
	I Shares	Actual	14.17	1,000.00	1,141.74	0.81	4.35
		Hypothetical+	2.10	1,000.00	1,021.01	0.81	4.10
Sustainable Core Opportunities
	A Shares	Actual	12.05	1,000.00	1,120.46	1.24	6.59
		Hypothetical+	1.89	1,000.00	1,018.85	1.24	6.28
	I Shares	Actual	12.21	1,000.00	1,122.05	0.93	4.95
		Hypothetical+	2.04	1,000.00	1,020.41	0.93	4.71
Sustainable Mid Cap Opportunities
	A Shares	Actual	11.31	1,000.00	1,113.14	1.32	6.99
		Hypothetical+	1.85	1,000.00	1,018.45	1.32	6.68
	I Shares	Actual	11.31	1,000.00	1,113.14	1.14	6.04
		Hypothetical+	1.94	1,000.00	1,019.35	1.14	5.77
Total Return Bond
	A Shares	Actual	1.44	1,000.00	1,014.40	0.89	4.49
		Hypothetical+	2.06	1,000.00	1,020.61	0.89	4.51
	C Shares	Actual	1.25	1,000.00	1,012.51	1.43	7.21
		Hypothetical+	1.79	1,000.00	1,017.90	1.43	7.23
	I Shares	Actual	1.59	1,000.00	1,015.92	0.72	3.64
		Hypothetical+	2.15	1,000.00	1,021.46	0.72	3.65

*Expenses are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

+ Hypothetical assumes a 5.00% annual return less expenses for the period.

Additional Information for Shareholders (Unaudited)

Federal Tax Status of Dividends and Distributions (unaudited)

Certain tax information for the Sentinel Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended November 30, 2013. The information and distributions reported in this annual report may differ from the information and taxable distributions reported to shareholders for the calendar year ended December 31, 2013. The information required to complete your income tax returns for the calendar year will be sent to you in January 2014.

The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds. All of the dividends paid by the Sentinel Georgia Municipal Bond Fund from its net income are tax-exempt for Federal income tax purposes and no earnings in the Fund are subject to an alternative minimum tax.

	Dividends	Qualified	Long-Term	Tax-Exempt
	Received	Dividend	Capital Gain	Income
Sentinel Fund	Deduction	Income	Distributions	Distributions
Balanced	100.00%	100.00%	$8,425,477	$—
Capital Growth	100.00	100.00	22,390,491	—
Common Stock	100.00	100.00	58,439,070	—
Conservative Strategies	45.67	58.04	—	—
Georgia Municipal Bond	0.00	0.00	250,447	416,802
Growth Leaders	100.00	100.00	1,052,212	—
International Equity	100.00	100.00	—	—
Mid Cap II*	2.79	5.80	24,662,901	—
Small Company	100.00	100.00	269,339,285	—
Sustainable Core Opportunities	100.00	100.00	—	—
Sustainable Mid Cap Opportunities	—	—	4,720,190	—

*Reorganized with the Sentinel Mid Cap Fund following the close of business on April 12, 2013.

Portfolio Proxy Voting Guidelines and Voting Record

Sentinel Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th, are available without charge on-line at www.sentinelinvestments.com and at www.sec.gov, or by calling 1-800-282-FUND (3863).

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

Board Approval of Investment Advisory Agreements (Unaudited)

Sentinel Group Funds, Inc. (the “Company”) has entered into advisory agreements (collectively, “Advisory Agreements”) with Sentinel Asset Management, Inc. (“Advisor”) for each of its series funds (each a “Fund” and collectively, “Funds”). The Advisor has entered into a sub-advisory agreement (the “Sub-advisory Agreement”) with GLOBALT, Inc. (“GLOBALT”) regarding the Georgia Municipal Bond Fund. As required by the Investment Company Act of 1940 (the “Investment Company Act”), the Board of Directors of the Company (the “Board” or the “Directors”) considers on an annual basis whether to approve the continuance of these agreements for an additional year. The Advisory Agreements and Sub-advisory Agreement were last approved by the Board on August 21, 2013.

Contract Review Process

In anticipation of the annual consideration of the renewal of the Advisory and Sub-advisory Agreements, the Directors who are not interested persons of any Fund (as such persons are defined in the Investment Company Act) (the “Independent Directors”) considered, at meetings held in March and June 2013, the process to be followed in connection with the 2013 review of the Advisory and Sub-advisory Agreements. The Funds’ counsel, which is independent of the Advisor, participated in those discussions. Following the meetings, and as part of this process, the Governance, Contracts and Nominating Committee of the Board submitted a letter to the Advisor requesting specific information to be provided to the Independent Directors for review as part of their deliberations.

The Independent Directors met to consider the continuance of the Advisory and Sub-advisory Agreements on July 16, 2013. Prior to that meeting, the Advisor provided the Independent Directors with information described below relating to the Advisor and its affiliates, the sub-advisor and the Advisory and Sub-advisory Agreements. In addition, also prior to such meeting, the Funds’ counsel provided the Independent Directors with a memorandum discussing the legal standards for their consideration of the Advisory and Sub-advisory Agreements. Following the July 16, 2013 meeting, the Independent Directors requested and received additional information from the Advisor. The Board, including all of the Independent Directors, met on August 20 and 21, 2013 to further consider the continuance of the Advisory and Sub-advisory Agreements. The Funds’ counsel participated in the July 16 and August 20 and 21 meetings.

The Board’s approvals were based on its consideration, at those meetings and throughout the preceding year, of the advisory related services provided by the Advisor and its affiliates, GLOBALT, and the personnel who provide these services. In reaching its determinations, the Board considered all factors it believed relevant, including performance information provided by Lipper Inc. (“Lipper”) for each Fund’s Class A shares as compared to the Class A shares of similar mutual funds not managed by the Advisor or GLOBALT (except in the case of the Fund sub-advised by GLOBALT, where Class I shares were considered); the nature, extent and quality of services rendered by the Advisor and its affiliates, and GLOBALT; revenue received by the Advisor and its affiliates from the Funds; the costs borne by, and profitability of, the Advisor and its affiliates in providing services to each of the Funds, including the fact that the Advisor, not the Funds, paid all sub-advisory fees to GLOBALT; Fund advisory fees and Class A share expense information provided by Lipper as compared to those of similar mutual funds not managed by the Advisor; the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors; the policies and practices of the Advisor and GLOBALT regarding execution of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements; indirect (so-called “fallout”) benefits that the Advisor and its affiliates may receive from their relationships to the Funds; information about fees charged by the Advisor and GLOBALT to other clients with similar objectives; the professional experience and qualifications of each Fund’s portfolio manager(s) and other senior personnel of the Advisor and GLOBALT; the compliance record of the Advisor and affiliates and GLOBALT under applicable laws and under their respective internal compliance programs, and the terms of the Advisory and Sub-advisory Agreements.

The Board’s conclusions on a series of points relating to the Advisor, GLOBALT, the services they provide and the Advisory and Sub-advisory Agreements are summarized below. The conclusions were based on the review described above.

Advisor Personnel and Investment Process

Each quarter the Directors discuss with senior management of the Advisor the strategies being used to achieve each Fund’s stated objectives. Among other things, the Board considers the size, education and experience of each Fund’s portfolio management team.

Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund’s portfolio holdings. The Board also considered the material provided by the Advisor at the Board’s request discussed above that included performance and expense information (including advisory fees) for other similar mutual funds provided by Lipper.

The Board determined the Advisor was an asset management firm with appropriate knowledge and experience to manage the Funds, which provided excellent investment advisory and nonadvisory services to the Funds. In addition, the Board noted that it appeared the Advisor’s resources, organization and history would allow it to provide consistent services to the Funds. The Board also determined that GLOBALT had appropriate experience to act as the sub-advisor to the Georgia Municipal Bond Fund.

Fund Performance

The Board receives performance data at least quarterly and discusses with the Advisor portfolio manager effectiveness in terms of Fund performance. At the July and August, 2013 meetings, the Board considered the Funds’ 1-, 3-, 5- and 10-year net returns as of May 31, 2013 as compared to net return information provided by Lipper for the Funds’ performance universe identified by Lipper. The Board also considered information prepared by Lipper covering other time periods and reviewed each Fund’s most recent quarterly performance.

The Board discussed with the Advisor the portfolio management of each of the Funds, including the relatively poorer performing Funds in relation to their Lipper peers and the specific reasons for any underperformance. Management advised the Board that, in its opinion, as reflected in Lipper materials provided to the Board, the Balanced, Common Stock, Government Securities and Small Company Funds had continued to perform favorably compared to their peers, although the performance of the Small Company and Government Securities Funds had not been as strong as in the past. Management also reviewed performance information indicating that other Funds were developing solid long-term performance records. With respect to the relatively poorer performing Funds, management provided supplemental information relating to the Funds’ investment strategies or other factors (such as relative size) that had impacted relative performance and the steps the Advisor had taken or proposes to take to improve the performance.

After reviewing the supplemental information, steps to be undertaken by the Advisor, and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of each of the Funds and the Advisor and sub-advisor supported the approval of the Advisory Agreements and Sub-advisory Agreement.

Advisory Fees and Expenses

The Board reviewed each Fund’s total expense ratio for the fiscal period ended November 30, 2012 (including advisory fees) compared to those of the other funds in its Lipper peer group. The Board noted instances where expense ratios for individual Funds were higher than the median expense ratio in the peer group information provided by Lipper. In the cases where total expense ratios exceeded the peer group median, the Independent Directors requested and received supplemental information from the Advisor and Lipper regarding specific expense items (such as transfer agency expenses) for individual Funds. The Advisor noted that, where a Fund’s expense ratio exceeded that of its Lipper peer group, it was often due to the lower relative size of the Fund’s assets under management and a higher proportion of smaller average account sizes. Following discussions with the Independent Directors with respect to the Growth Leaders Fund, the Advisor agreed to a revision in the advisory fee schedule for that Fund that reduced the annual fee from 0.90% to 0.70% of average net assets for assets below $500 million and subsequent reductions at higher asset levels After reviewing this and related information, including information regarding advisory fees the Advisor charges to other clients, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the fees and expenses of the Funds supported the approval of the Advisory Agreements and the Sub-advisory Agreement.

Profitability

The Board reviewed information prepared by the Advisor regarding the profits of the Advisor attributable to its advisory relationship with each Fund, as well as the overall profitability to the Advisor and its affiliates of their relationships with the Funds. The Independent Directors also reviewed with the Advisor the methodology it used to allocate expenses for purposes of such profitability analysis and noted that no one allocation methodology is widely accepted across the business. The Board reviewed the 2012 pre- and post-tax, and pre- and post-distribution profitability of the Advisor and its affiliates in providing services to the Funds as compared to information prepared by SNL Financial regarding the profitability of several publicly held investment management companies. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the cost allocation methodologies were reasonable and that the profitability of the Advisor was not inconsistent with industry data.

Economies of Scale

The Board considered whether there had been economies of scale with respect to the management of the Funds, how economies might be generated, and whether the Funds had appropriately benefitted from any available economies of scale. The Board noted that all of the Funds were currently subject to an advisory fee breakpoint schedule. It also considered the current level of assets of each Fund.

After reviewing these and related factors, the Board concluded, within the context of its overall conclusions regarding each of the Advisory Agreements, that the Funds appropriately participate in economies of scale.

Conclusion

After several meetings of the Board, including deliberations by the Independent Directors without the presence of employees of the Advisor or its affiliates, the Board, including all of the Independent Directors, approved the continuance of the Advisory Agreements and Sub-advisory Agreement. In arriving at its decision, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together and different Directors may have attributed different weights to the various factors considered.

Directors (Unaudited)

There are seven Directors of Sentinel Group Funds, Inc. Their names and other information about the six independent Directors currently responsible for the oversight of the fourteen Funds currently comprising Sentinel Group Funds, Inc. are set forth below. Information concerning the one affiliated Director is set forth under “Officers” on the next page. The Statement of Additional Information has additional information about the Fund’s Directors and is available, without charge, upon request by calling (800) 282-3863.

Position and Length
Name, Address, Age	of Time Served	Principal Occupation(s) During Past Five Years	Public Directorships
Gary Dunton (58) National Life Drive Montpelier, VT 05604	Director, since 2013	Dunton Consulting (an insurance industry consulting firm) — Principal, since 2008; MBIA, Inc. — Chairman, President and Chief Executive Officer, from 2004 to 2008	None

Deborah G. Miller (64) National Life Drive Montpelier, VT 05604	Director, since 1995; Governance, Contracts & Nominating Committee Chair, from 2009 to 2011	Enterprise Catalyst Group (a management consulting firm) — Chief Executive Officer, since 2003; Ascendent Systems (a voice and messaging systems company) - Chief Executive Officer, from 2005 to 2007	Libby Glass — Director, since 2003; Wittenberg University — Director, since 1998

John Pelletier (50) National Life Drive Montpelier, VT 05604	Director, since 2013

Center for Financial Literacy at Champlain College — Director, since 2010; Sterling Valley Consulting LLC (a financial services consulting firm) — Principal, since 2009; Eaton Vance Corporation — Chief Legal Officer, from 2007 to 2008; Natixis Global Associates — Chief Operating Officer, from 2004 to 2007; General Counsel, from 1997 to 2004

None

John Raisian, Ph.D. (64) National Life Drive Montpelier, VT 05604	Director, since 1996; Lead Independent Director, since 2013	Hoover Institution at Stanford University — Director and Senior Fellow, since 1986	None

Richard H. Showalter (66) National Life Drive Montpelier, VT 05604	Director, since 2003; Audit, Compliance & Valuation Committee Chair, since 2012; Lead Independent Director, from 2005 to 2012

Dartmouth-Hitchcock — Senior Vice President and Treasurer, from 2007 to 2010; Dartmouth-Hitchcock Medical Center — Treasurer, from 1995 to 2010; Dartmouth-Hitchcock Alliance — Senior Vice President and Chief Financial Officer, from 1985 to 2008; Mary Hitchcock Memorial Hospital - Senior Vice President and Chief Financial Officer, from 1985 to 2007; Dartmouth-Hitchcock Clinic - Senior Vice President and Chief Financial Officer, from 1999 to 2007

None

Angela E. Vallot (57) National Life Drive Montpelier, VT 05604	Director, since 1996; Governance, Contracts & Nominating Committee Chair, since 2013 and from 2004 to 2009

VallotKarp Consulting (a diversity and inclusion consulting firm) — President, since 2004; Colgate-Palmolive Company (a consumer products company) — Vice President, from 2001 to 2003; Texaco, Inc. (an integrated energy company) — Director of Diversity, from 1997 to 2001

None

Officers (Unaudited)

The name of and other information relating to the Director who is an officer and “interested person” of the Funds as defined in the 1940 Act, as amended, and to the other officers of the Funds is set forth below.

Position and Length
Name, Address, Age	of Time Served*	Principal Occupation(s) During Past Five Years	Public Directorships
Thomas H. MacLeay (64) National Life Drive Montpelier, VT 05604	Chair and Director, since 2003; Chief Executive Officer, from 2003 to 2005

National Life Holding Company (a mutual insurance company) and National Life — Chairman of the Board, since 2002; President and Chief Executive Officer, from 2002 to 2008; NLV Financial Corporation — Chairman, since 2002; President and Chief Executive Officer, from 2002 to 2008; Sentinel Variable Products Trust (“SVPT”) — Chairman, from 2004 to 2008; Chief Executive Officer, from 2004 to 2005

None

Thomas H. Brownell (53) National Life Drive Montpelier, VT 05604	President and Chief Executive Officer, since 2013

National Life — Executive Vice President and Chief Investment Officer, since 2013; Senior Vice President and Chief Investment Officer, from 2005 to 2013; Sentinel Asset Management, Inc. (“Advisor”) — President and Chief Executive Officer, since 2013; Sentinel Financial Services, Inc. — President and Chief Executive Officer, since 2013; Sentinel Administrative Services, Inc. (“SASI”) — President and Chief Executive Officer, since 2013; SVPT — President, since 2013

N/A

John Birch (63) National Life Drive Montpelier, VT 05604	Chief Financial Officer, since 2008

Advisor — Chief Operating Officer, since 2005; SASI — Chief Operating Officer, since 2006; Sentinel Administrative Services Company (“SASC”) — Chief Operating Officer, from 2005 to 2006; State Street Bank, Luxembourg — Head of Transfer Agency, from 2004 to 2005

N/A

Thomas P. Malone (57) National Life Drive Montpelier, VT 05604	Vice President and Treasurer, since 1997	SASI— Vice President, since 2006; SVPT — Vice President and Treasurer, since 2000; SASC — Vice President, from 1998 to 2006	N/A

John K. Landy (54) National Life Drive Montpelier, VT 05604	Vice President, since 2002	SASI — Senior Vice President, since 2006; SVPT — Vice President, since 2004; SASC — Senior Vice President, from 2004 to 2006; Vice President, from 1997 to 2004	N/A

Scott G. Wheeler (48) National Life Drive Montpelier, VT 05604	Assistant Vice President and Assistant Treasurer, since 1998	SASI — Vice President, since 2007; Assistant Vice President, from 2006 to 2007; SVPT — Assistant Vice President and Assistant Treasurer, since 2004; SASC — Assistant Vice President, from 1998 to 2006	N/A

Lisa F. Muller (46) National Life Drive Montpelier, VT 05604	Secretary, since 2008

National Life — Counsel, since 2008; SVPT — Secretary, since 2008; State of Vermont, Department of Banking and Insurance — Assistant General Counsel, from 2006 to 2008; Davis, Polk and Wardwell — Associate, from 2005 to 2006 and from 1999 to 2002; U.S. District Court N.D. Illinois — Law Clerk, from 2002 to 2004

N/A

Lindsay E. Staples (32) National Life Drive Montpelier, VT 05604	Assistant Secretary, since 2010 and from 2007 to 2009

National Life — Senior Securities Paralegal, since 2010; SVPT — Assistant Secretary, since 2010 and from 2007 to 2009; National Life — Senior Compliance Associate, from 2009 to 2010; National Life — Securities Paralegal, from 2007 to 2009; Holman Immigration — Paralegal, from 2006 to 2007; Wilmer Cutler Pickering Hale and Dorr — Paralegal, from 2004 to 2006

N/A

D. Russell Morgan (58) National Life Drive Montpelier, VT 05604	Chief Compliance Officer, since 2004; Secretary, from 1988 to 2005

Advisor; National Variable Annuity Account II; National Variable Life Insurance Account — Chief Compliance Officer, since 2004; SVPT — Chief Compliance Officer, since 2004; Secretary, from 2000 to 2005; National Life — Assistant General Counsel, from 2001 to 2005; Equity Services, Inc. — Counsel, from 1986 to 2005; Advisor, SASC, Sentinel Financial Services Company — Counsel, from 1993 to 2005

N/A

* Each Officer is elected by, and serves at the pleasure of, the Board of the Funds.

Investment Advisor

Sentinel Asset Management, Inc.

Principal Underwriter

Sentinel Financial Services Company

Counsel

Sidley Austin LLP

Custodian and Dividend Paying Agent

State Street Bank & Trust Company - Kansas City

Transfer Agent, Shareholder Servicing Agent and Administrator

Sentinel Administrative Services, Inc.

One National Life Drive, Montpelier, VT 05604

A Standard of Stewardship

Stewardship is a serious responsibility that can be measured and proven over time.

That’s why we are committed to quality, consistency and sustainable results, counted in years rather than days, weeks or months.

Since its inception on January 12, 1934, Sentinel’s Common Stock Fund has demonstrated a prudent, consistent approach to investing which has become the hallmark of our firm.

Learn more about Sentinel from your financial advisor or contact us:

800.282.FUND

www.sentinelinvestments.com

@sentinelinvest

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

This annual report is authorized for distribution to prospective investors only when preceded by an effective Prospectus.

Consider a fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information and is available from your financial advisor or www.sentinelinvestments.com. Please read it carefully before you invest.

Sentinel Investments is the unifying brand name for Sentinel Financial Services Company, Sentinel Asset Management, Inc., and Sentinel Administrative Services, Inc. Sentinel Funds are distributed by Sentinel Financial Services Company, One National Life Drive, Montpelier, VT 05604, 800-282-FUND, www.sentinelinvestments.com. 43602 SF0104(0114)

ITEM 2. CODE OF ETHICS

(a) As of November 30, 2013, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c) There were no amendments during the fiscal year ended November 30, 2013 to any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers and that relates to any element of the code of ethics definition.

(d) There were no waivers granted during the fiscal year ended November 30, 2013 from any provision of the code of ethics that applies to the Registrant’s Principal Executive and Senior Financial Officers.

(e) Not applicable.

(f) A copy of the Registrant’s code of ethics is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that Richard H. Showalter, Jr. is the Audit Committee Financial Expert serving on the Registrant’s Audit Committee and that Mr. Showalter is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for professional services rendered to the Registrant for the last two fiscal years as follows:

2012	$338,125
2013	$333,672

(b) Audit-Related Fees. PricewaterhouseCoopers billed the Registrant’s transfer agent, Sentinel Administrative Services, Inc. (“SASI”), aggregate fees for services which in both years related to the SASI SAS 70 or SSAE 16 report, as the case may be, in the last two fiscal years as follows:

2012	$81,750
2013	$68,850

(c) Tax Fees. PricewaterhouseCoopers billed the Registrant aggregate fees for services including the review of the Fund’s applicable tax returns and responding to general tax questions for the last two fiscal years as follows:

2012	$72,100
2013	$78,205

(d) All Other Fees. PricewaterhouseCoopers has not billed the Registrant for other products and services during the last two fiscal years.

(e)(1) Audit Committee Pre-Approval Policy. The policy of the Registrant’s Audit Committee is to pre-approve (or establish policies for pre-approval) all auditing services to be provided to the Registrant by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Registrant by the independent auditor. The Audit Committee also must pre-approve (or establish policies for the pre-approval of) non-auditing services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2) 100% of the services described in (b), (c) and (d) above were approved by the Audit Committee.

(f) All of the work in connection with the audit of the Registrant’s financial statements was performed by full-time employees of PricewaterhouseCoopers.

(g) Except as disclosed in item 4(c), there were no non-audit fees billed by PricewaterhouseCoopers for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)           Not applicable.

(b)           Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During the fiscal year ended November 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sentinel Group Funds, Inc.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas H. Brownell
Thomas H. Brownell,
President & Chief
Executive Officer

Date: February 6, 2014

By:	/s/ John Birch
John Birch,
Chief Financial Officer

Date: February 6, 2014